                                                                    EXHIBIT 4.10

================================================================================

                        PINNACLE WEST CAPITAL CORPORATION

                                       AND

                              THE BANK OF NEW YORK

                           as Purchase Contract Agent
                                   and Trustee

                              --------------------

                           PURCHASE CONTRACT AGREEMENT

                              --------------------

                            DATED AS OF
                                       -----------
================================================================================

                                    TIE SHEET

    Section of                                                                              Section of
Trust Indenture Act                                                                     Purchase Contract
of 1939, as amended                                                                          Agreement
-------------------                                                                     --------------------
310(a)................................................................................  7.8
310(b)................................................................................  7.9(d) and (g), 11.8
310(c)................................................................................  Inapplicable
311(a)................................................................................  11.2(b)
311(b)................................................................................  11.2(b)
311(c)................................................................................  Inapplicable
312(a)................................................................................  11.2(a)
312(b)................................................................................  11.2(b)
313...................................................................................  11.3
314(a)................................................................................  11.4
314(b)................................................................................  Inapplicable
314(c)................................................................................  11.5
314(d)................................................................................  Inapplicable
314(e)................................................................................  1.2
314(f)................................................................................  11.1
315(a)................................................................................  7.1(a)
315(b)................................................................................  7.2
315(c)................................................................................  7.1(h)
315(d)(1).............................................................................  7.1(a) and (b)
315(d)(2).............................................................................  7.1(b)
315(d)(3).............................................................................  11.9
316(a)(1)(A)..........................................................................  11.9
316(a)(1)(B)..........................................................................  11.6
316(b)................................................................................  6.1
316(c)................................................................................  11.2
317(a)................................................................................  Inapplicable
317(b)................................................................................  Inapplicable
318(a)................................................................................  11.1(b)

----------------
* This Cross-Reference Table does not constitute part of the Purchase Contract Agreement and shall not affect the interpretation of any of its terms or provisions.

                                                TABLE OF CONTENTS

                                                                                                              PAGE
                                                                                                              ----
                        ARTICLE I. Definitions and Other Provisions of General Application

SECTION 1.1    Definitions................................................................................      1
SECTION 1.2    Compliance Certificates and Opinions.......................................................     13
SECTION 1.3    Form of Documents Delivered to Agent.......................................................     13
SECTION 1.4    Acts of Holders; Record Dates..............................................................     14
SECTION 1.5    Notices....................................................................................     15
SECTION 1.6    Notice to Holders; Waiver..................................................................     16
SECTION 1.7    Effect of Headings and Table of Contents...................................................     16
SECTION 1.8    Successors and Assigns.....................................................................     17
SECTION 1.9    Separability Clause........................................................................     17
SECTION 1.10   Benefits of Agreement......................................................................     17
SECTION 1.11   Governing Law..............................................................................     17
SECTION 1.12   Legal Holidays.............................................................................     17
SECTION 1.13   Counterparts...............................................................................     18
SECTION 1.14   Inspection of Agreement....................................................................     18

                                          ARTICLE II. Certificate Forms

SECTION 2.1    Forms of Certificates Generally............................................................     18
SECTION 2.2    Form of Agent's Certificate of Authentication..............................................     19

                                              ARTICLE III. The Units

SECTION 3.1    Title and Terms; Denominations.............................................................     19
SECTION 3.2    Rights and Obligations Evidenced by the Certificates.......................................     19
SECTION 3.3    Execution, Authentication, Delivery and Dating.............................................     20
SECTION 3.4    Temporary Certificates.....................................................................     21
SECTION 3.5    Registration; Registration of Transfer and Exchange........................................     21
SECTION 3.6    Book-Entry Interests.......................................................................     23
SECTION 3.7    Notices to Holders.........................................................................     23
SECTION 3.8    Appointment of Successor Clearing Agency...................................................     24
SECTION 3.9    Definitive Certificates....................................................................     24
SECTION 3.10   Mutilated, Destroyed, Lost and Stolen Certificates.........................................     24
SECTION 3.11   Persons Deemed Owners......................................................................     25
SECTION 3.12   Cancellation...............................................................................     26
SECTION 3.13   Establishment of Stripped Units............................................................     26
SECTION 3.14   Re-establishment of Normal Units...........................................................     28
SECTION 3.15   Transfer of Collateral Upon Occurrence of Termination Event................................     29
SECTION 3.16   No Consent to Assumption...................................................................     29

                                              ARTICLE IV. The Notes

SECTION 4.1    Payment of Interest; Rights to Interest Payments Preserved; Notice.........................     30
SECTION 4.2    Notice and Voting..........................................................................     30
SECTION 4.3    Tax Event Redemption.......................................................................     31
SECTION 4.4    Consent to Treatment for Tax Purposes......................................................     32

                                ARTICLE V. The Purchase Contracts; the Remarketing

SECTION 5.1    Purchase of Shares of Common Stock.........................................................     32
SECTION 5.2    Contract Adjustment Payments...............................................................     34
SECTION 5.3    Deferral of Contract Adjustment Payments...................................................     35
SECTION 5.4    Payment of Purchase Price; Remarketing.....................................................     36
SECTION 5.5    Issuance of Shares of Common Stock.........................................................     40
SECTION 5.6    Adjustment of Settlement Rate..............................................................     41
SECTION 5.7    Notice of Adjustments and Certain Other Events.............................................     46
SECTION 5.8    Termination Event; Notice..................................................................     47
SECTION 5.9    Early Settlement...........................................................................     47
SECTION 5.10   Early Settlement upon Cash Merger..........................................................     49
SECTION 5.11   Charges and Taxes..........................................................................     50
SECTION 5.12   No Fractional Shares.......................................................................     50

                                               ARTICLE VI. Remedies

SECTION 6.1    Unconditional Right of Holders to Receive Purchase Contract Adjustment
               Payments and Purchase Common Stock.........................................................     51
SECTION 6.2    Restoration of Rights and Remedies.........................................................     51
SECTION 6.3    Rights and Remedies Cumulative.............................................................     51
SECTION 6.4    Delay or Omission Not Waiver...............................................................     52
SECTION 6.5    Undertaking for Costs......................................................................     52
SECTION 6.6    Waiver of Stay or Extension Laws...........................................................     52

                                              ARTICLE VII. The Agent

SECTION 7.1    Certain Duties and Responsibilities........................................................     52
SECTION 7.2    Notice of Default..........................................................................     53
SECTION 7.3    Certain Rights of Agent....................................................................     54
SECTION 7.4    Not Responsible for Recitals, Etc. ........................................................     55
SECTION 7.5    May Hold Units and Other Dealings..........................................................     55
SECTION 7.6    Money Held In Custody......................................................................     55
SECTION 7.7    Compensation and Reimbursement.............................................................     55
SECTION 7.8    Corporate Agent Required; Eligibility......................................................     56
SECTION 7.9    Resignation and Removal; Appointment of Successor..........................................     57
SECTION 7.10   Acceptance of Appointment by Successor.....................................................     58
SECTION 7.11   Merger, Conversion, Consolidation or Succession to Business................................     58
SECTION 7.12   Preservation of Information; Communications to Holders.....................................     58

SECTION 7.13   No Obligations of Agent....................................................................     59
SECTION 7.14   Tax Compliance.............................................................................     59

                                      ARTICLE VIII. Supplemental Agreements

SECTION 8.1    Supplemental Agreements without Consent of Holders.........................................     59
SECTION 8.2    Supplemental Agreements with Consent of Holders............................................     60
SECTION 8.3    Execution of Supplemental Agreements.......................................................     61
SECTION 8.4    Effect of Supplemental Agreements..........................................................     61
SECTION 8.5    Reference to Supplemental Agreements.......................................................     61

                              ARTICLE IX. Consolidation, Merger, Sale or Conveyance

SECTION 9.1    Covenant Not to Merge, Consolidate, Sell or Convey Property Except Under
               Certain Conditions.........................................................................     62
SECTION 9.2    Rights and Duties of Successor Entity......................................................     62
SECTION 9.3    Opinion of Counsel Given to Agent..........................................................     63

                                               ARTICLE X. Covenants

SECTION 10.1   Performance Under Purchase Contracts.......................................................     63
SECTION 10.2   Maintenance of Office or Agency............................................................     63
SECTION 10.3   Company to Reserve Common Stock............................................................     63
SECTION 10.4   Covenants as to Common Stock...............................................................     64

                                         ARTICLE XI. Trust Indenture Act

SECTION 11.1   Trust Indenture Act; Application...........................................................     64
SECTION 11.2   Lists of Holders of Securities.............................................................     64
SECTION 11.3   Reports by the Agent.......................................................................     64
SECTION 11.4   Periodic Reports to Agent..................................................................     65
SECTION 11.5   Evidence of Compliance with Conditions Precedent...........................................     65
SECTION 11.6   Defaults; Waiver...........................................................................     65
SECTION 11.7   Agent's Knowledge of Defaults..............................................................     65
SECTION 11.8   Conflicting Interests......................................................................     65
SECTION 11.9   Direction of Agent.........................................................................     65

EXHIBIT A    Form of Normal Units Certificate

EXHIBIT B    Form of Stripped Units Certificate

EXHIBIT C    Instruction from Purchase Contract Agent to Collateral Agent

EXHIBIT D    Instruction to Purchase Contract Agent

EXHIBIT E    Notice to Settle by Separate Cash

         PURCHASE CONTRACT AGREEMENT, dated as of _______________, between Pinnacle West Capital Corporation, an Arizona corporation (the "Company"), and The Bank of New York, a banking corporation of the State of New York, acting as purchase contract agent, attorney-in-fact and trustee for the Holders of Units from time to time (in any one or more of such capacities, the "Agent").

                                    RECITALS

         The Company has duly authorized the execution and delivery of this Agreement and the Certificates evidencing the Units.

         All things necessary to make the Purchase Contracts, when the Certificates are executed by the Company and authenticated, executed on behalf of the Holders and delivered by the Agent, as provided in this Agreement, the valid obligations of the Company and the Holders, and to constitute this Agreement a valid agreement of the Company, in accordance with its terms, have been done.

                                   WITNESSETH:

         For and in consideration of the premises and the purchase of the Units by the Holders thereof, it is mutually agreed as follows:

                                   ARTICLE I.

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

SECTION 1.1 DEFINITIONS.

         For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

         (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular, and nouns and pronouns of the masculine gender include the feminine and neuter genders;

         (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States; and

         (c) the words "HEREIN," "HEREOF" and "HEREUNDER" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision;

         "ACT" when used with respect to any Holder, has the meaning specified in Section 1.4.

         "AFFILIATE" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

         "AGENT" means the Person named as the "Agent" in the first paragraph of this instrument until a successor Agent shall have become such pursuant to the applicable provisions of this Agreement, and thereafter "Agent" shall mean such Person.

         "AGENT-PURCHASED TREASURY CONSIDERATION" has the meaning specified in
Section 5.4(b)(i).

         "AGREEMENT" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more agreements supplemental hereto entered into pursuant to the applicable provisions hereof.

         "APPLICABLE MARKET VALUE" has the meaning specified in Section 5.1(c).

         "APPLICABLE OWNERSHIP INTEREST" means, with respect to a Normal Unit and the U.S. Treasury securities in the Treasury Portfolio, (A) a _____, or _____%, undivided beneficial ownership interest in a $1,000 principal or interest amount of a principal or interest strip in a U.S. Treasury security included in such Treasury Portfolio which matures on or prior to _______________ and (B) for the scheduled interest Payment Date on the Notes that occurs on the Stock Purchase Date, in the case of a successful remarketing pursuant to the provisions of Section 5.4, or for each scheduled interest Payment Date on the Notes that occurs after the Tax Event Redemption Date and on or before the Stock Purchase Date, in the case of a Tax Event Redemption, a _____% undivided beneficial ownership interest in a $1,000 principal or interest of a principal or interest strip in a U.S. Treasury security included in the Treasury Portfolio that matures on or prior to that interest Payment Date or Dates.

         "APPLICANTS" has the meaning specified in Section 7.12(b).

         "AUTHORIZED OFFICER" means the Chairman of the Board, the President, any Vice President, the Treasurer, any Assistant Treasurer, or any other officer or agent of the Company duly authorized by the Board of Directors to act in respect of matters relating to this Agreement.

         "BANKRUPTCY CODE" means Title 11 of the United States Code, or any other law of the United States that from time to time provides a uniform system of bankruptcy laws.

         "BENEFICIAL OWNER" means, with respect to a Book-Entry Interest, a Person who is the beneficial owner of such Book-Entry Interest as reflected on the books of the Clearing Agency or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

         "BOARD OF DIRECTORS" means the Board of Directors of the Company or the Executive Committee of such Board or any other duly authorized committee of such Board.

         "BOARD RESOLUTION" means (i) a copy of a resolution certified by the Secretary or the Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, (ii) a copy of a unanimous written consent of the Board of Directors or (iii) a certificate signed by the authorized officer or officers to whom the Board of Directors has delegated its authority, and in each case, delivered to the Agent.

         "BOOK-ENTRY INTEREST" means a beneficial interest in a Global Certificate, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in Section 3.6.

         "BUSINESS DAY" means any day that is not a Saturday, Sunday or day on which banking institutions and trust companies in the State of New York or at any other place of payment are authorized or required by law, regulation or executive order to close.

         "CAPITAL STOCK" means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated, whether voting or non-voting) corporate stock or similar interests in other types of entities.

         "CASH MERGER" has the meaning set forth in Section 5.10.

         "CASH SETTLEMENT" has the meaning set forth in Section 5.4(a).

         "CERTIFICATE" means a Normal Units Certificate or a Stripped Units Certificate.

         "CLEARING AGENCY" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as a depositary for the Units and in whose name, or in the name of a nominee of that organization, shall be registered a Global Certificate and which shall undertake to effect book-entry transfers and pledges of the Units.

         "CLEARING AGENCY PARTICIPANT" means a broker, dealer, bank, trust company, clearing corporation, other financial institution or other Person for whom from time to time the Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

         "CLOSING PRICE" has the meaning specified in Section 5.1(c).

         "COLLATERAL" has the meaning specified in Section 2.1(a)(iii) of the Pledge Agreement.

         "COLLATERAL AGENT" means _______________, _____  __________, as
Collateral Agent under the Pledge Agreement until a successor Collateral Agent shall have become such pursuant to the applicable provisions of the Pledge Agreement, and thereafter "Collateral Agent" shall mean the Person who is then the Collateral Agent thereunder.

         "COLLATERAL SUBSTITUTION" has the meaning specified in Section 3.13(a).

         "COMMON STOCK" means the common stock, no par value of the Company including, where applicable, the preferred share purchase rights attached thereto.

         "COMPANY" means the Person named as the "Company" in the first paragraph of this instrument until a successor shall have become such pursuant to the applicable provisions of this Agreement, and thereafter "Company" shall mean such successor.

         "COMPANY CERTIFICATE" means a certificate signed by an Authorized Officer and delivered to the Agent.

         "CONSTITUENT PERSON" has the meaning specified in Section 5.6(b).

         "CONTRACT ADJUSTMENT PAYMENTS" means, in the case of Normal Units and Stripped Units, the amount payable by the Company in respect of each Purchase Contract constituting a part of such Unit, which amount shall be equal to ____% per year of the Stated Amount, in each case computed (i) for any full quarterly period on the basis of a 360-day year of twelve 30-day months and (ii) for any period shorter than a full quarterly period, on the basis of a 30-day month, and for periods of less than a month, on the basis of the actual number of days elapsed per 30-day month, plus any Deferred Contract Adjustment Payments accrued pursuant to Section 5.3.

         "CORPORATE TRUST OFFICE" means the corporate trust office of the Agent at which, at any particular time, its corporate trust business shall be principally administered, which office at the date hereof is located at 700 South Flower Street, Suite 500, Los Angeles, California 90017.

         "COUPON RATE" means the percentage rate per annum at which each Note will bear interest initially.

         "CURRENT MARKET PRICE" has the meaning specified in Section 5.6(a)(8).

         "CUSTODIAL AGENT" means _______________, a ________________, as
Custodial Agent under the Pledge Agreement until a successor Custodial Agent shall have become such pursuant to the applicable provisions of the Pledge Agreement, and thereafter Custodial Agent shall mean the Person who is then the Custodial Agent thereunder.

         "DEFAULT" means a default by the Company in any of its obligations under this Agreement.

         "DEFERRED CONTRACT ADJUSTMENT PAYMENTS" has the meaning specified in
Section 5.3(a).

         "DEPOSITARY" means, initially, DTC until another Clearing Agency becomes its successor.

         "DTC" means The Depository Trust Company, the initial Clearing Agency.

         "EARLY SETTLEMENT" has the meaning specified in Section 5.9(a).

         "EARLY SETTLEMENT AMOUNT" has the meaning specified in Section 5.9(a).

         "EARLY SETTLEMENT DATE" has the meaning specified in Section 5.9(a).

         "EARLY SETTLEMENT RATE" has the meaning specified in Section 5.9(b).

         "EXCHANGE ACT" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time, and the rules and regulations promulgated thereunder.

         "EXPIRATION DATE" has the meaning specified in Section 1.4(f).

         "EXPIRATION TIME" has the meaning specified in Section 5.6(a)(6).

         "FAILED REMARKETING" has the meaning specified in Section 5.4(b)(ii).

         "FAIR MARKET VALUE" with respect to securities distributed in a Spin-Off means (a) in the case of any Spin-Off that is effected simultaneously with an Initial Public Offering of such securities, the initial public offering price of those securities, and (b) in the case of any other Spin-Off, (i) the average of the Sale Price of those securities over the first ten Trading Days after the effective date of such Spin-Off or (ii) if the Sale Price is required to be defined without regard to the price on any Trading Days, the Sale Price as of the effective date of such Spin-Off.

         "GLOBAL CERTIFICATE" means a Certificate that evidences all or part of the Units and is registered in the name of the Depositary or a nominee thereof.

         "HOLDER" means the Person in whose name the Unit evidenced by a Normal Units Certificate and/or a Stripped Units Certificate is registered in the related Normal Units Register and/or the Stripped Units Register, as the case may be.

         "INDENTURE" means the Indenture, dated as of December 1, 2000, between the Company and the Indenture Trustee pursuant to which the Notes are to be issued, as originally executed and delivered and as it may from time to time be supplemented or amended by one or more indentures supplemental thereto entered into pursuant to the applicable provisions thereof and shall include the terms of a particular series established as contemplated by Section 2.05(c) thereof.

         "INDENTURE TRUSTEE" means The Bank of new York, a banking corporation of the State of New York, as trustee under the Indenture, or any successor thereto.

         "INITIAL PUBLIC OFFERING" with respect to a Spin-Off means the first time securities of the same class or type as the securities being distributed in such Spin-Off are bona fide offered to the public for cash.

         "ISSUER ORDER" or "ISSUER REQUEST" means a written order or request signed in the name of the Company by an Authorized Officer and delivered to the Agent.

         "LAST FAILED REMARKETING" has the meaning specified in Section 5.4(b)(ii).

         "MERGER EARLY SETTLEMENT" has the meaning specified in Section 5.10(a).

         "MERGER EARLY SETTLEMENT AMOUNT" has the meaning specified in Section 5.10(b).

         "MERGER EARLY SETTLEMENT DATE" has the meaning specified in Section 5.10(a).

         "NON-ELECTING SHARE" has the meaning specified in Section 5.6(b).

         "NORMAL UNIT" means the collective rights and obligations of a Holder of a Normal Units Certificate in respect of a Note or the appropriate Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio, as the case may be, subject in each case to the Pledge thereof, and the related Purchase Contract.

         "NORMAL UNITS CERTIFICATE" means a certificate evidencing the rights and obligations of a Holder in respect of the number of Normal Units specified on such certificate, substantially in the form of Exhibit A hereto.

         "NORMAL UNITS REGISTER" and "NORMAL UNITS REGISTRAR" have the respective meanings specified in Section 3.5(a).

         "NOTES" means the series of debt securities of the Company designated the "Notes due _______________", to be issued under the Indenture.

         "NYSE" has the meaning specified in Section 5.1(c).

         "OPINION OF COUNSEL" means an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company or an Affiliate and who shall be reasonably acceptable to the Agent.

         "OPT-OUT TREASURY CONSIDERATION" has meaning specified in Section 5.4(b)(iv).

         "OUTSTANDING UNITS" means, as of the date of determination, all Normal Units or Stripped Units evidenced by Certificates theretofore authenticated, executed and delivered under this Agreement, except:

                  (i) If a Termination Event has occurred, (A) Stripped Units and (B) Normal Units for which the related Note or the appropriate Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio, as the case may be, has been theretofore deposited with the Agent in trust for the Holders of such Normal Units;

                  (ii) Normal Units and Stripped Units evidenced by Certificates theretofore cancelled by the Agent or delivered to the Agent for cancellation or deemed cancelled pursuant to the provisions of this Agreement; and

                  (iii) Normal Units and Stripped Units evidenced by Certificates in exchange for or in lieu of which other Certificates have been authenticated, executed on behalf of the Holder and delivered pursuant to this Agreement, other than any such Certificate in respect of which there shall have been presented to the Agent proof satisfactory to it that such Certificate is held by a bona fide purchaser in whose hands the Normal Units or Stripped Units evidenced by such Certificate are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite number of the Normal Units or Stripped Units have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Normal Units or Stripped Units owned by the Company or any

Affiliate of the Company shall be disregarded and deemed not to be outstanding, except that, in determining whether the Agent shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Normal Units or Stripped Units which a Responsible Officer of the Agent knows to be so owned shall be so disregarded. Normal Units or Stripped Units so owned which have been pledged in good faith may be regarded as Outstanding Units if the pledgee establishes to the satisfaction of the Agent the pledgee's right so to act with respect to such Normal Units or Stripped Units and that the pledgee is not the Company or any Affiliate of the Company.

         "PAYMENT DATE" means each ______, ______, ______ and ______, commencing
_______________.

         "PERSON" means a legal person, including any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof or any other entity of whatever nature.

         "PLEDGE" means the pledge under the Pledge Agreement of the Notes, the Treasury Securities or the appropriate Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio, in each case constituting a part of the Units, property, cash, securities, financial assets and security entitlements of the Collateral Account (as defined in the Pledge Agreement) and any Proceeds (as defined in the Pledge Agreement) of any of the foregoing.

         "PLEDGE AGREEMENT" means the Pledge Agreement, dated as of the date hereof, by and among the Company, the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Agent, on its own behalf and as attorney-in-fact for the Holders from time to time of the Units.

         "PLEDGED APPLICABLE OWNERSHIP INTEREST IN THE TREASURY PORTFOLIO" has the meaning set forth in Section 2.1(c) of the Pledge Agreement.

         "PLEDGED NOTES" has the meaning set forth in Section 2.1(c) of the Pledge Agreement.

         "PLEDGED TREASURY CONSIDERATION" has the meaning set forth in Section 2.1(c) of the Pledge Agreement.

         "PLEDGED TREASURY SECURITIES" has the meaning set forth in Section 2.1(c) of the Pledge Agreement.

         "PREDECESSOR CERTIFICATE" means a Predecessor Normal Units Certificate or a Predecessor Stripped Units Certificate.

         "PREDECESSOR NORMAL UNITS CERTIFICATE" of any particular Normal Units Certificate means every previous Normal Units Certificate evidencing all or a portion of the rights and obligations of the Company and the Holder under the Normal Units evidenced thereby; and, for the purposes of this definition, any Normal Units Certificate authenticated and delivered under Section 3.10 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Normal Units

Certificate shall be deemed to evidence the same rights and obligations of the Company and the Holder as the mutilated, destroyed, lost or stolen Normal Units Certificate.

         "PREDECESSOR STRIPPED UNITS CERTIFICATE" of any particular Stripped Units Certificate means every previous Stripped Units Certificate evidencing all or a portion of the rights and obligations of the Company and the Holder under the Stripped Units evidenced thereby; and, for the purposes of this definition, any Stripped Units Certificate authenticated and delivered under Section 3.10 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Stripped Units Certificate shall be deemed to evidence the same rights and obligations of the Company and the Holder as the mutilated, destroyed, lost or stolen Stripped Units Certificate.

         "PURCHASE CONTRACT," when used with respect to any Unit, means the contract forming a part of such Unit and obligating the Company to sell and the Holder of such Unit to purchase Common Stock on the terms and subject to the conditions set forth in Article V.

         "PURCHASE CONTRACT SETTLEMENT FUND" has the meaning specified in
Section 5.5.

         "PURCHASE PRICE" has the meaning specified in Section 5.1(a).

         "PURCHASED SHARES" has the meaning specified in Section 5.6(a)(6).

         "QUOTATION AGENT" means each of _______________ and _______________ or any of their respective successors or any other primary U.S. government securities dealer in New York City selected by the Company.

         "RECORD DATE" for the payment of distributions payable on any Payment Date means, as to any Global Certificate, the Business Day next preceding such Payment Date, and as to any other Certificate, the ____ calendar day preceding such Payment Date.

         "REDEMPTION AMOUNT" means, for each Note, the product of (i) the principal amount of such Note and (ii) a fraction whose numerator is the applicable Treasury Portfolio Purchase Price and whose denominator is the applicable Tax Event Redemption Principal Amount.

         "REDEMPTION PRICE" means the amount per Note equal to the Redemption Amount plus any accrued and unpaid interest on such Note to the date of redemption.

         "REGISTER" means the Normal Units Register and the Stripped Units Register, as applicable.

         "REGISTRAR" means the Normal Units Registrar and the Stripped Units Registrar, as applicable.

         "REMARKETING AGENT" has the meaning specified in Section 5.4(b)(i).

         "REMARKETING AGREEMENT" means the Remarketing Agreement dated as of _______________, by and among the Company, the Remarketing Agent and the Agent.

         "REMARKETING DATE" means the third business day preceding ____________.

         "REMARKETING FEE" has the meaning specified in Section 5.4(b)(i).

         "REMARKETING PERIOD" means either (i) the three Business Day period beginning on the Remarketing Date and ending after the two immediately following Business Days; (ii) the three Business Day period immediately preceding _______________; or (iii) the third Business Day immediately preceding
_______________.

         "REMARKETING RATE" means the percentage rate per year at which each Note will bear interest after a successful remarketing of the Notes pursuant to the provisions of Section 5.4.

         "REMARKETING VALUE" means the sum of

                  (i) the value at the Remarketing Date or any Subsequent Remarketing Date, as the case may be, of U.S. Treasury securities that will pay, on or prior to the Stock Purchase Date, an amount of cash equal to the aggregate interest payments that are scheduled to be payable on that date on the Notes which are included in Normal Units and are participating in the remarketing, assuming for that purpose, even if not true, that the interest rate on the Notes is equal to the Coupon Rate, and

                  (ii) the value at the Remarketing Date or any Subsequent Remarketing Date, as the case may be, of U.S. Treasury securities that will pay, on or prior to the Stock Purchase Date, an amount of cash equal to the Stated Amount of such Notes that are included in Normal Units and which are participating in the remarketing, provided that for purposes of clauses (i) and (ii) above, the Remarketing Value shall be calculated on the assumptions that (x) the U.S. Treasury securities are highly liquid and mature on or within 35 days prior to the Stock Purchase Date, as determined in good faith by the Remarketing Agent in a manner intended to minimize the cash value of the U.S. Treasury securities, and (y) the U.S. Treasury securities are valued based on the ask-side price of the U.S. Treasury securities at a time between 9:00 a.m. and 11:00 a.m., New York City time, selected by the Remarketing Agent, on the Remarketing Date or any Subsequent Remarketing Date, as the case may be, as determined on a third-day settlement basis by a reasonable and customary means selected in good faith by the Remarketing Agent, plus accrued interest to that date.

         "REORGANIZATION EVENT" has the meaning specified in Section 5.6(b).

         "RESPONSIBLE OFFICER" when used with respect to the Agent, means any officer within the corporate trust department of the Agent (or any successor of the Agent), including any Vice President, any assistant Vice President, any assistant treasurer, any trust officer or any other officer of the Agent who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject.

         "SALE PRICE" of any securities distributed in a Spin-Off on any Trading Day means the closing sale price per share (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average asked prices) on such Trading Day as reported in composite transactions for the principal U.S.

securities exchange on which such securities are traded or, if such securities are not listed on a U.S. national or regional securities exchange, as reported by The Nasdaq Stock Market, or if such securities are not so reported, the last quoted bid price for such securities in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or, if such bid price is not available, the market value of such securities on such date as determined by a nationally recognized independent investment banking firm retained by the Company for this purpose.

         "SECURITIES ACT" means the Securities Act of 1933, and any statute successor thereto, in each case as amended from time to time, and the rules and regulations promulgated thereunder.

         "SECURITIES INTERMEDIARY" means _______________, _______________, in its capacity as Securities Intermediary under the Pledge Agreement, together with its successors in such capacity.

         "SENIOR INDEBTEDNESS" means indebtedness of any kind of the Company unless the instrument under which such indebtedness is incurred expressly provides that it is in parity or subordinate in right of payment to the Contract Adjustment Payments.

         "SEPARATE NOTES" has the meaning set forth in the Pledge Agreement.

         "SETTLEMENT DATE" means any Early Settlement Date or Merger Early Settlement Date or the Stock Purchase Date.

         "SETTLEMENT RATE" has the meaning specified in Section 5.1(a).

         "SPIN-OFF" means a dividend or other distribution on the Common Stock of shares of Capital Stock of any class or series, or similar equity interests, of or relating to a subsidiary or other business unit of the Company.

         "STATED AMOUNT" means, with respect to any one Note, Normal Unit or Stripped Unit, _____.

         "STOCK PURCHASE DATE" means _______________.

         "STRIPPED UNIT" means the collective rights and obligations of a Holder of a Stripped Units Certificate in respect of a _____ undivided beneficial interest in a Treasury Security, subject to the Pledge thereof, and the related Purchase Contract.

         "STRIPPED UNITS CERTIFICATE" means a certificate evidencing the rights and obligations of a Holder in respect of the number of Stripped Units specified on such certificate, substantially in the form of Exhibit B hereto.

         "STRIPPED UNITS REGISTER" and "STRIPPED UNITS REGISTRAR" have the respective meanings specified in Section 3.5(a).

         "SUBSEQUENT REMARKETING DATE" means, provided there has been one or more Failed Remarketings, the date on which the Remarketing Agent has consummated a successful remarketing in accordance with Section 5.4 hereof, such date to be no later than the third Business Day immediately preceding the Stock Purchase Date.

         "TAX EVENT" means the receipt by the Company of an opinion of a nationally recognized tax counsel experienced in such matters, which may be _______________, to the effect that there is more than an insubstantial risk that interest payable by the Company on the Notes on the next Payment Date will not be deductible, in whole or in part, by the Company for United States federal income tax purposes as a result of (a) any amendment to, or change (including any announced proposed change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein affecting taxation, (b) any amendment to or change in an official interpretation or application of such laws or regulations by any legislative body, court, governmental agency or regulatory authority or (c) any official interpretation or pronouncement that provides for a position with respect to such laws or regulations that differs from the generally accepted position on _______________, which amendment, change or proposed change is effective or which interpretation or pronouncement is announced on or after _______________.

         "TAX EVENT REDEMPTION" means, if a Tax Event shall occur and be continuing, the redemption of the Notes, at the option of the Company, in whole but not in part, on not less than 30 days nor more than 60 days prior written notice.

         "TAX EVENT REDEMPTION DATE" means the date on which a Tax Event Redemption is to occur.

         "TAX EVENT REDEMPTION PRINCIPAL AMOUNT" means (i) in the case of a Tax Event Redemption Date occurring prior to a successful remarketing of the Notes pursuant to the provisions of Section 5.4, the aggregate principal amount of Notes included in Normal Units on such date, and (ii) in the case of a Tax Event Redemption Date occurring after a successful remarketing of the Notes pursuant to the provisions of Section 5.4, the aggregate principal amount of the Notes.

         "TERMINATION DATE" means the date, if any, on which a Termination Event occurs.

         "TERMINATION EVENT" means the occurrence of any of the following events:

                  (i) at any time on or prior to the Stock Purchase Date, a judgment, decree or court order shall have been entered granting relief under the Bankruptcy Code or any other similar federal or state law, adjudicating the Company to be insolvent, or approving as properly filed a petition seeking reorganization or liquidation of the Company, and, unless such judgment, decree or order shall have been entered within 60 days prior to the Stock Purchase Date, such decree or order shall have continued undischarged and unstayed for a period of 60 days;

                  (ii) at any time on or prior to the Stock Purchase Date, a judgment, decree or court order for the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of the Company or of its property, or for the winding up or liquidation of its affairs, shall have been entered, and, unless such judgment, decree or order shall have been entered within 60 days prior to the Stock Purchase Date, such judgment, decree or order shall have continued undischarged and unstayed for a period of 60 days; or

                  (iii) at any time on or prior to the Stock Purchase Date, the Company shall file a petition for relief under the Bankruptcy Code or any other similar federal or state law, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization or liquidation under the Bankruptcy Code or any other similar federal or state law, or shall consent to the filing of any such petition, or shall consent to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of it or of its property, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due.

         "THRESHOLD APPRECIATION PRICE" has the meaning specified in Section 5.1(a)(i).

         "TIA" means the Trust Indenture Act of 1939, and any statute successor thereto, in each case as amended from time to time, and the rules and regulations promulgated thereunder.

         "TRADING DAY" has the meaning specified in Section 5.1(c).

         "TREASURY CONSIDERATION" means the Agent-purchased Treasury Consideration or the Opt-out Treasury Consideration.

         "TREASURY PORTFOLIO" means: (i) if a Tax Event Redemption occurs prior to a successful remarketing of the Notes pursuant to the provisions of Section 5.4, a portfolio of zero-coupon U.S. Treasury securities consisting of principal or interest strips of U.S. Treasury securities that mature on or prior to the Stock Purchase Date in an aggregate amount equal to the applicable Tax Event Redemption Principal Amount and with respect to each scheduled interest Payment Date on the Notes that occurs after the Tax Event Redemption Date and on or before the Stock Purchase Date, interest or principal strips of U.S. Treasury securities that mature on or prior to such interest Payment Date in an aggregate amount equal to the aggregate interest payment that would be due on the applicable Tax Event Redemption Principal Amount on such date if the interest rate of the Notes were not reset on the applicable Remarketing Date, and (ii) solely for purposes of determining the Treasury Portfolio Purchase Price in the case of a Tax Event Redemption Date occurring after a successful remarketing of the Notes pursuant to the provisions of Section 5.4, a portfolio of zero-coupon U.S. Treasury securities consisting of principal or interest strips of U.S. Treasury securities that mature on or prior to _______________ in an aggregate amount equal to the applicable Tax Event Redemption Principal Amount and with respect to each scheduled interest Payment Date on the Notes that occurs after the Tax Event Redemption Date and on or before _______________, interest or principal strips of U.S. Treasury securities that mature on or prior to such interest Payment Date in an aggregate amount equal to the aggregate interest payment that would be due on the applicable Tax Event Redemption Principal Amount of the Notes outstanding on the Tax Event Redemption Date.

         "TREASURY PORTFOLIO PURCHASE PRICE" means the lowest aggregate price quoted by a primary U.S. government securities dealer in New York City to the Quotation Agent on the third

Business Day immediately preceding the Tax Event Redemption Date for the purchase of the Treasury Portfolio for settlement on the Tax Event Redemption Date.

         "TREASURY SECURITY" means a zero-coupon U.S. Treasury security (CUSIP Number __________) maturing on the Stock Purchase Date that will pay $1,000 on such maturity date.

         "UNDERWRITING AGREEMENT" means the Underwriting Agreement relating to the Units dated _______________ among the Company and the underwriters named therein.

         "UNIT" means a Normal Unit or a Stripped Unit.

         "VICE-PRESIDENT" means any vice-president, whether or not designated by a number or a word or words added before or after the title "Vice-President."

SECTION 1.2 COMPLIANCE CERTIFICATES AND OPINIONS.

         Except as otherwise expressly provided by this Agreement, upon any application or request by the Company to the Agent to take any action under any provision of this Agreement, the Company shall furnish to the Agent a Company Certificate stating that all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with and, if requested by the Agent, an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Agreement relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Agreement shall include:

         (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

         (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

         (c) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (d) a statement as to whether, in the opinion of such individual, such condition or covenant has been complied with.

SECTION 1.3 FORM OF DOCUMENTS DELIVERED TO AGENT.

         (a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         (b) Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Agreement, they may, but need not, be consolidated and form one instrument.

SECTION 1.4. ACTS OF HOLDERS; RECORD DATES.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Agent and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and (subject to Section 7.1) conclusive in favor of the Agent and the Company, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Agent deems sufficient.

         (c) The ownership of Units shall be proved by the Normal Units Register or the Stripped Units Register, as the case may be.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Certificate.

         (e) The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Units entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Agreement to be given, made or taken by Holders of Units. If any record date is set pursuant to this paragraph, the Holders of the Outstanding Normal Units and the Outstanding Stripped Units, as the case may be, on such record date, and no other Holders, shall be entitled to take the relevant action with respect to the Normal Units or the Stripped Units, as the case may be, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite number of Outstanding Units on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite number of Outstanding Units on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Agent in writing and to each Holder of Units in the manner set forth in Section 1.6.

         (f) With respect to any record date set pursuant to this Section, the Company may designate any date as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the Agent in writing, and to each Holder of Units in the manner set forth in Section 1.6, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the Company shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

SECTION 1.5 NOTICES.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Agreement to be made upon, given or furnished to, or filed with:

         (a) the Agent by any Holder or by the Company shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and personally delivered, mailed, first-class postage prepaid, telecopied or delivered by overnight air courier guaranteeing next day delivery, to the Agent at _______________, _______________, _______________, Attention: _______________, telecopy:
_______________ or at any other address furnished in writing by the Agent to the Holders and the Company; or

         (b) the Company by the Agent or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and personally delivered, mailed, first-class postage prepaid, telecopied or delivered by overnight air courier guaranteeing next day delivery, to the Company at Pinnacle West Capital Corporation, 400 North Fifth Street, Phoenix, Arizona 85004, telecopy: (602) 250-5640,

Attention: Vice President and Treasurer or at any other address furnished in writing to the Agent by the Company; or

         (c) the Collateral Agent by the Agent, the Company or any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and personally delivered, mailed, first-class postage prepaid, telecopied or delivered by overnight air courier guaranteeing next day delivery, addressed to the Collateral Agent at _______________, c/o _______________, _______________,
_______________, Attention: _______________, telecopy: _______________ or at any other address furnished in writing by the Collateral Agent to the Agent, the Company and the Holders; or

         (d) the Indenture Trustee by the Company shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and personally delivered, mailed, first-class postage prepaid, telecopied or delivered by overnight air courier guaranteeing next day delivery, addressed to the Indenture Trustee at 700 South Flower Street, Suite 500, Los Angeles, California 90017, Attention: Corporate Trust Administration, telecopy: _______________ or at any other address furnished in writing by the Trustee to the Company.

SECTION 1.6 NOTICE TO HOLDERS; WAIVER.

         (a) Where this Agreement provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at its address as it appears in the applicable Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Agreement provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Agent, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         (b) In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Agent shall constitute a sufficient notification for every purpose hereunder.

SECTION 1.7 EFFECT OF HEADINGS AND TABLE OF CONTENTS.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 1.8 SUCCESSORS AND ASSIGNS.

         All covenants and agreements in this Agreement by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 1.9 SEPARABILITY CLAUSE.

         In case any provision in this Agreement or in the Units shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof and thereof shall not in any way be affected or impaired thereby.

SECTION 1.10 BENEFITS OF AGREEMENT.

         Nothing in this Agreement or in the Units, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and, to the extent provided hereby, the Holders, any benefits or any legal or equitable right, remedy or claim under this Agreement. The Holders from time to time shall be beneficiaries of this Agreement and shall be bound by all of the terms and conditions hereof and of the Units evidenced by their Certificates by their acceptance of delivery of such Certificates.

SECTION 1.11 GOVERNING LAW.

         This Agreement and the Units shall be governed by and deemed to be a contract under, and construed in accordance with, the laws of the State of New York, without regard to conflicts of laws principles thereof.

SECTION 1.12 LEGAL HOLIDAYS.

         (a) In any case where any Payment Date shall not be a Business Day, then (notwithstanding any other provision of this Agreement or the Certificates) payments on the Notes or the payment of Contract Adjustment Payments shall not be made on such date, but such payments shall be made on the next succeeding Business Day with the same force and effect as if made on such Payment Date, provided that no interest or additional payment shall accrue or be payable by the Company for the period from and after any such Payment Date, except that if such next succeeding Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day with the same force and effect as if made on such Payment Date.

         (b) In any case where the Stock Purchase Date shall not be a Business Day, then (notwithstanding any other provision of this Agreement or the Certificates), the Purchase Contracts shall not be performed on such date, but the Purchase Contracts shall be performed on the next succeeding Business Day with the same force and effect as if performed on the Stock Purchase Date.

SECTION 1.13 COUNTERPARTS.

         This Agreement may be executed in any number of counterparts by the parties hereto on separate counterparts, each of which, when so executed and delivered, shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

SECTION 1.14 INSPECTION OF AGREEMENT.

         A copy of this Agreement shall be available at all reasonable times during normal business hours at the Corporate Trust Office for inspection by any Holder.

                                   ARTICLE II.

                                CERTIFICATE FORMS

SECTION 2.1 FORMS OF CERTIFICATES GENERALLY.

         (a) The Normal Units Certificates (including the form of Purchase Contract forming part of the Normal Units evidenced thereby) shall be in substantially the form set forth in Exhibit A hereto, with such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as may be required by the rules of any securities exchange or quotation system on which the Normal Units are listed or quoted for trading or any depositary therefor, or as may, consistently herewith, be determined by the officers of the Company executing such Normal Units Certificates, as evidenced by their execution of the Normal Units Certificates.

         (b) The definitive Normal Units Certificates shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers of the Company executing such Normal Units Certificates, consistent with the provisions of this Agreement, as evidenced by their execution thereof.

         (c) The Stripped Units Certificates (including the form of Purchase Contract forming part of the Stripped Units evidenced thereby) shall be in substantially the form set forth in Exhibit B hereto, with such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as may be required by the rules of any securities exchange or the quotation system on which the Stripped Units may be listed or quoted for trading or any depositary therefor, or as may, consistently herewith, be determined by the officers of the Company executing such Stripped Units Certificates, as evidenced by their execution of the Stripped Units Certificates.

         (d) The definitive Stripped Units Certificates shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers of the Company executing such Stripped Units Certificates, consistent with the provisions of this Agreement, as evidenced by their execution thereof.

         (e) Every Global Certificate authenticated, executed on behalf of the Holders and delivered hereunder shall bear a legend in substantially the following form:

         THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE PURCHASE CONTRACT AGREEMENT (AS HEREINAFTER DEFINED) AND IS REGISTERED IN THE NAME OF THE CLEARING AGENCY OR A NOMINEE THEREOF. THIS CERTIFICATE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A CERTIFICATE REGISTERED, AND NO TRANSFER OF THIS CERTIFICATE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH CLEARING AGENCY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE PURCHASE CONTRACT AGREEMENT.

         Unless this Certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the Company or its agent for registration of transfer, exchange or payment, and any Certificate issued is registered in the name of Cede & Co., or such other name as requested by an authorized representative of The Depository Trust Company, and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

SECTION 2.2 FORM OF AGENT'S CERTIFICATE OF AUTHENTICATION.

         (a) The form of the Agent's certificate of authentication of the Normal Units shall be in substantially the form set forth on the form of the Normal Units Certificates.

         (b) The form of the Agent's certificate of authentication of the Stripped Units shall be in substantially the form set forth on the form of the Stripped Units Certificates.

                                  ARTICLE III.

                                    THE UNITS

SECTION 3.1 TITLE AND TERMS; DENOMINATIONS.

         (a) The aggregate number of Normal Units and Stripped Units, if any, evidenced by Certificates authenticated, executed on behalf of the Holders and delivered hereunder is limited to __________ (__________ if the Underwriters' (as defined in the Underwriting Agreement) option to purchase additional Normal Units pursuant to the Underwriting Agreement is exercised in full), except for Certificates authenticated, executed and delivered upon registration of transfer of, in exchange for, or in lieu of, other Certificates pursuant to Section 3.4, 3.5, 3.10, 3.13, 3.14, 5.9, 5.10 or 8.5.

         (b) The Certificates shall be issuable only in registered form and only in denominations of a single Unit and any integral multiple thereof.

SECTION 3.2 RIGHTS AND OBLIGATIONS EVIDENCED BY THE CERTIFICATES.

         (a) Each Normal Units Certificate shall evidence the number of Normal Units specified therein, with each such Normal Unit representing the ownership by the Holder thereof of a beneficial interest in a Note or the appropriate Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio, as the case may be, subject to the Pledge of such

Note, Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio, as the case may be, by such Holder pursuant to the Pledge Agreement, and the rights and obligations of the Holder thereof and the Company under one Purchase Contract. The Agent as attorney-in-fact for, and on behalf of, the Holder of each Normal Unit shall pledge, pursuant to the Pledge Agreement, the Note or the appropriate Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio, as the case may be, forming a part of such Normal Unit, to the Collateral Agent and grant to the Collateral Agent a security interest in the right, title and interest of such Holder in such Note, Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio, as the case may be, for the benefit of the Company, to secure the obligation of the Holder under each Purchase Contract to purchase the Common Stock of the Company. Prior to the purchase of shares of Common Stock under each Purchase Contract, such Purchase Contracts shall not entitle the Holders of Normal Units Certificates to any of the rights of a holder of shares of Common Stock, including, without limitation, the right to vote or receive any dividends or other payments or to consent or to receive notice as stockholders in respect of the meetings of stockholders or for the election of directors of the Company or for any other matter, or any other rights whatsoever as stockholders of the Company.

         (b) Each Stripped Units Certificate shall evidence the number of Stripped Units specified therein, with each such Stripped Unit representing the ownership by the Holder thereof of a _____ undivided beneficial interest in a Treasury Security, subject to the Pledge of such interest in such Treasury Security by such Holder pursuant to the Pledge Agreement, and the rights and obligations of the Holder thereof and the Company under one Purchase Contract. Prior to the purchase of shares of Common Stock under each Purchase Contract, such Purchase Contracts shall not entitle the Holders of Stripped Units Certificates to any of the rights of a holder of shares of Common Stock, including, without limitation, the right to vote or receive any dividends or other payments or to consent or to receive notice as stockholders in respect of the meetings of stockholders or for the election of directors of the Company or for any other matter, or any other rights whatsoever as stockholders of the Company.

SECTION 3.3 EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

         (a) Subject to the provisions of Sections 3.13 and 3.14, upon the execution and delivery of this Agreement, and at any time and from time to time thereafter, the Company may deliver Certificates executed by the Company to the Agent for authentication, execution on behalf of the Holders and delivery, together with its Issuer Order for authentication of such Certificates, and the Agent in accordance with such Issuer Order shall authenticate, execute on behalf of the Holders and deliver such Certificates.

         (b) The Certificates shall be executed on behalf of the Company by an Authorized Officer and delivered to the Agent. The signature of any of these officers on the Certificates may be manual or facsimile.

         (c) Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates.

         (d) No Purchase Contract evidenced by a Certificate shall be valid until such Certificate has been executed on behalf of the Holder by the manual signature of an authorized signatory of the Agent, as such Holder's attorney-in-fact. Such signature by an authorized signatory of the Agent shall be conclusive evidence that the Holder of such Certificate has entered into the Purchase Contracts evidenced by such Certificate.

         (e) Each Certificate shall be dated the date of its authentication.

         (f) No Certificate shall be entitled to any benefit under this Agreement or be valid or obligatory for any purpose unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by an authorized signatory of the Agent by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder.

SECTION 3.4 TEMPORARY CERTIFICATES.

         (a) Pending the preparation of definitive Certificates, the Company shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the Holders, and deliver, in lieu of such definitive Certificates, temporary Certificates which are in substantially the form set forth in Exhibit A or Exhibit B hereto, as the case may be, with such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as may be required by the rules of any securities exchange of quotation system on which the Normal Units or Stripped Units, as the case may be, are listed or quoted for trading or any depositary therefor, or as may, consistently herewith, be determined by the officers of the Company executing such Certificates, as evidenced by their execution of the Certificates.

         (b) If temporary Certificates are issued, the Company will cause definitive Certificates to be prepared without unreasonable delay. After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the Corporate Trust Office, at the expense of the Company and without charge to the Holder. Upon surrender for cancellation of any one or more temporary Certificates, the Company shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the Holder, and deliver in exchange therefor, one or more definitive Certificates of like tenor and denominations and evidencing a like number of Normal Units or Stripped Units, as the case may be, as the temporary Certificate or Certificates so surrendered. Until so exchanged, the temporary Certificates shall in all respects evidence the same benefits and the same obligations with respect to the Normal Units or Stripped Units, as the case may be, evidenced thereby as definitive Certificates.

SECTION 3.5 REGISTRATION; REGISTRATION OF TRANSFER AND EXCHANGE.

         (a) The Agent shall keep at the Corporate Trust Office a register (the "Normal Units Register") in which, subject to such reasonable regulations as it may prescribe, the Agent shall provide for the registration of Normal Units Certificates and of transfers of Normal Units Certificates (the Agent, in such capacity, the "Normal Units Registrar") and a register (the "Stripped Units Register") in which, subject to such reasonable regulations as it may prescribe, the Agent shall provide for the registration of the Stripped Units Certificates and transfers of Stripped Units Certificates (the Agent, in such capacity, the "Stripped Units Registrar").

         (b) Upon surrender for registration of transfer of any Certificate at the Corporate Trust Office, the Company shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the designated transferee or transferees, and deliver, in the name of the designated transferee or transferees, one or more new Certificates of like tenor and denominations, and evidencing a like number of Normal Units or Stripped Units, as the case may be.

         (c) At the option of the Holder, Certificates may be exchanged for other Certificates, of like tenor and denominations and evidencing a like number of Normal Units or Stripped Units, as the case may be, upon surrender of the Certificates to be exchanged at the Corporate Trust Office. Whenever any Certificates are so surrendered for exchange, the Company shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the Holder, and deliver the Certificates which the Holder making the exchange is entitled to receive.

         (d) All Certificates issued upon any registration of transfer or exchange of a Certificate shall evidence the ownership of the same number of Normal Units or Stripped Units, as the case may be, and be entitled to the same benefits and subject to the same obligations, under this Agreement as the Normal Units or Stripped Units, as the case may be, evidenced by the Certificate surrendered upon such registration of transfer or exchange.

         (e) Every Certificate presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Agent) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Agent duly executed, by the Holder thereof or its attorney duly authorized in writing.

         (f) No service charge shall be made for any registration of transfer or exchange of a Certificate, but the Company and the Agent may require payment from the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Certificates, other than any exchanges pursuant to Sections 3.6, 3.9 and 8.5 not involving any transfer.

         (g) Notwithstanding the foregoing, the Company shall not be obligated to execute and deliver to the Agent, and the Agent shall not be obligated to authenticate, execute on behalf of the Holder and deliver any Certificate presented or surrendered for registration of transfer or for exchange on or after the Business Day immediately preceding the earlier of the Stock Purchase Date or the Termination Date. In lieu of delivery of a new Certificate, upon satisfaction of the applicable conditions specified above in this Section and receipt of appropriate registration or transfer instructions from such Holder, the Agent shall,

                  (i) if the Stock Purchase Date has occurred, deliver the shares of Common Stock issuable in respect of the Purchase Contracts forming a part of the Units evidenced by such Certificate,

                  (ii) in the case of Normal Units, if a Termination Event shall have occurred prior to the Stock Purchase Date, transfer the Notes or the appropriate Treasury

         Consideration or Applicable Ownership Interest in the Treasury Portfolio, as applicable, relating to such Normal Units, or

                  (iii) in the case of Stripped Units, if a Termination Event shall have occurred prior to the Stock Purchase Date, transfer the Treasury Securities relating to such Stripped Units,

in each case subject to the applicable conditions and in accordance with the applicable provisions of Article V.

SECTION 3.6 BOOK-ENTRY INTERESTS.

         The Certificates, on original issuance, will be issued in the form of one or more fully registered Global Certificates, to be delivered to the Depositary or a nominee or custodian thereof by, or on behalf of, the Company. Such Global Certificates shall initially be registered on the books and records of the Company in the name of Cede & Co., the nominee of the Depositary, and no Beneficial Owner will receive a definitive Certificate representing such Beneficial Owner's interest in such Global Certificate, except as provided in
Section 3.9. The Agent shall enter into an agreement with the Depositary if so requested by the Company. Unless and until definitive, fully registered Certificates have been issued to Beneficial Owners pursuant to Section 3.9:

         (a) the provisions of this Section 3.6 shall be in full force and effect;

         (b) the Company shall be entitled to deal with the Clearing Agency for all purposes of this Agreement (including the payment of Contract Adjustment Payments, if any, and receiving approvals, votes or consents hereunder) as the Holder of the Units and the sole holder of the Global Certificate(s) and shall have no obligation to the Beneficial Owners;

         (c) to the extent that the provisions of this Section 3.6 conflict with any other provisions of this Agreement or any Certificate, the provisions of this Section 3.6 shall control; and

         (d) the rights of the Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants.

         The Clearing Agency will make book-entry transfers among Clearing Agency Participants and receive and transmit payments of Contract Adjustment Payments to such Clearing Agency Participants.

SECTION 3.7 NOTICES TO HOLDERS.

         Whenever a notice or other communication to the Holders is required to be given under this Agreement, the Company or the Company's agent shall give such notices and communications to the Holders and, with respect to any Units registered in the name of a Clearing Agency or the nominee of a Clearing Agency, the Company or the Company's agent shall, except as set forth herein, have no obligation to the Beneficial Owners.

SECTION 3.8 APPOINTMENT OF SUCCESSOR CLEARING AGENCY.

         If any Clearing Agency elects to discontinue its services as securities depositary with respect to the Units, the Company may, in its sole discretion, appoint a successor Clearing Agency with respect to the Units.

SECTION 3.9 DEFINITIVE CERTIFICATES.

         If

                  (i) a Clearing Agency notifies the Company that it is unwilling or unable to continue its services as securities depositary with respect to the Units and a successor Clearing Agency is not appointed within 90 days after such discontinuance pursuant to Section 3.8, or

                  (ii) the Company elects to terminate the book-entry system through the Clearing Agency with respect to the Units,

then upon surrender of the Global Certificates representing the Book-Entry Interests with respect to the Units by the Clearing Agency, accompanied by registration instructions, the Company shall cause definitive Certificates to be delivered to Beneficial Owners in accordance with the instructions of the Clearing Agency. The Company shall not be liable for any delay in delivery of such instructions and may conclusively rely on and shall be protected in relying on, such instructions.

SECTION 3.10 MUTILATED, DESTROYED, LOST AND STOLEN CERTIFICATES.

         (a) If any mutilated Certificate is surrendered to the Agent, the Company shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the Holder, and deliver in exchange therefor, a new Certificate at the cost of the Holder, evidencing the same number of Normal Units or Stripped Units, as the case may be, and bearing a Certificate number not contemporaneously outstanding.

         (b) If there shall be delivered to the Company and the Agent (i) evidence to their satisfaction of the destruction, loss or theft of any Certificate, and (ii) such security or indemnity at the cost of the Holder as may be required by them to hold each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Agent that such Certificate has been acquired by a bona fide purchaser, the Company shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the Holder, and deliver to the Holder, in lieu of any such destroyed, lost or stolen Certificate, a new Certificate, evidencing the same number of Normal Units or Stripped Units, as the case may be, and bearing a Certificate number not contemporaneously outstanding.

         (c) Notwithstanding the foregoing, the Company shall not be obligated to execute and deliver to the Agent, and the Agent shall not be obligated to authenticate, execute on behalf of the Holder, and deliver any Certificate on or after the Business Day immediately preceding the earlier of the Stock Purchase Date or the Termination Date. In lieu of delivery of a new Certificate, upon satisfaction of the applicable conditions specified above in this Section and receipt of appropriate registration or transfer instructions from such Holder, the Agent shall (i) if the Stock Purchase Date has occurred, deliver the shares of Common Stock issuable in respect of the Purchase Contracts forming a part of the Units evidenced by such Certificate, or (ii) if a Termination Event shall have occurred prior to the Stock Purchase Date, transfer the Notes, the appropriate Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio, or the Treasury Securities, as the case may be, evidenced thereby, in each case subject to the applicable conditions and in accordance with the applicable provisions of Article V.

         (d) Upon the issuance of any new Certificate under this Section, the Company and the Agent may require the payment by the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Agent) connected therewith.

         (e) Every new Certificate issued pursuant to this Section in lieu of any destroyed, lost or stolen Certificate shall constitute an original additional contractual obligation of the Company and of the Holder in respect of the Unit evidenced thereby, whether or not the destroyed, lost or stolen Certificate (and the Units evidenced thereby) shall be at any time enforceable by anyone, and shall be entitled to all the benefits and be subject to all the obligations of this Agreement equally and proportionately with any and all other Certificates delivered hereunder.

         (f) The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates.

SECTION 3.11 PERSONS DEEMED OWNERS.

         (a) Prior to due presentment of a Certificate for registration of transfer, the Company, the Agent and its Affiliates, and any agent of the Company or the Agent, may treat the Person in whose name such Certificate is registered on the Register as the owner of the Units evidenced thereby for the purpose of receiving quarterly payments on the Notes, the Treasury Consideration or the Applicable Ownership Interest in the Treasury Portfolio, as the case may be, receiving payments of Contract Adjustment Payments, if any, and any Deferred Contract Adjustment Payments, performance of the Purchase Contracts and for all other purposes whatsoever, whether or not any payments in respect thereof shall be overdue and notwithstanding any notice to the contrary, and neither the Company, the Agent, such Affiliates nor any agent of the Company, the Agent or such Affiliates, shall be affected by notice to the contrary.

         (b) Notwithstanding the foregoing, with respect to any Global Certificate, nothing herein shall prevent the Company, the Agent or any agent of the Company or the Agent, from treating the Clearing Agency as the sole Holder of such Global Certificate or from giving effect to any written certification, proxy or other authorization furnished by any Clearing Agency (or its nominee), as a Holder, with respect to such Global Certificate or impair, as between such Clearing Agency and owners of beneficial interests in such Global Certificate, the operation of customary practices governing the exercise of rights of such Clearing Agency (or its nominee) as Holder of such Global Certificate.

SECTION 3.12 CANCELLATION.

         (a) All Certificates surrendered (i) for delivery of shares of Common Stock on or after any Settlement Date; (ii) upon the transfer of Notes, the appropriate Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio, or Treasury Securities, as the case may be, after the occurrence of a Termination Event; or (iii) upon the registration of a transfer or exchange of a Unit shall, if surrendered to any Person other than the Agent, be delivered to the Agent and, if not already cancelled, shall be promptly cancelled by it. The Company may at any time deliver to the Agent for cancellation any Certificates previously authenticated, executed and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Certificates so delivered shall, upon Issuer Order, be promptly cancelled by the Agent. No Certificates shall be authenticated, executed on behalf of the Holder and delivered in lieu of or in exchange for any Certificates cancelled as provided in this Section, except as expressly permitted by this Agreement. All cancelled Certificates held by the Agent shall upon written request be returned to the Company.

         (b) If the Company or any Affiliate of the Company shall acquire any Certificate, such acquisition shall not operate as a cancellation of such Certificate unless and until such Certificate is delivered to the Agent cancelled or for cancellation.

SECTION 3.13 ESTABLISHMENT OF STRIPPED UNITS.

         (a) A Holder may separate the Pledged Notes, Pledged Treasury Consideration or Pledged Applicable Ownership Interest in the Treasury Portfolio, as applicable, from the related Purchase Contracts in respect of the Normal Units held by such Holder by substituting for such Pledged Notes, Pledged Treasury Consideration or Pledged Applicable Ownership Interest in the Treasury Portfolio, as the case may be, Treasury Securities that will pay, on the Stock Purchase Date, an amount equal to the aggregate principal amount of such Notes or the appropriate Treasury Consideration or Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio (a "Collateral Substitution"), at any time from and after the date of this Agreement and on or prior to the second Business Day immediately preceding the Stock Purchase Date, by (i) depositing with the Collateral Agent Treasury Securities having an aggregate principal amount equal to the aggregate Stated Amount of such Normal Units, and (ii) transferring the related Normal Units to the Agent accompanied by a notice to the Agent, substantially in the form of Exhibit D hereto, stating that the Holder has transferred the relevant amount of Treasury Securities to the Collateral Agent and requesting that the Agent instruct the Collateral Agent to release the Pledged Notes, Pledged Treasury Consideration or Pledged Applicable Ownership Interest of the Treasury Portfolio, as the case may be, underlying such Normal Units, whereupon the Agent shall promptly give such instruction to the Collateral Agent, substantially in the form of Exhibit C hereto. Notwithstanding the foregoing, a Holder may not separate the Pledged Notes, Pledged Treasury Consideration or Pledged Applicable Ownership Interest of the Treasury Portfolio, as the case may be, from the related Purchase Contracts in respect of the Normal Units held by such Holder during the periods beginning on the fourth Business Day prior to the first day of any Remarketing Period and ending on the third business day after the end of such Remarketing Period. Upon receipt of the Treasury Securities described in clause (i) above and the instruction described in clause (ii) above, in accordance with the terms of the Pledge Agreement, the

Collateral Agent will release to the Agent, on behalf of the Holder, such Pledged Notes, Pledged Treasury Consideration or Pledged Applicable Ownership Interest of the Treasury Portfolio, as the case may be, from the Pledge, free and clear of the Company's security interest therein, and upon receipt thereof the Agent shall promptly:

                  (i) cancel the related Normal Units;

                  (ii) transfer the Pledged Notes, Pledged Treasury Consideration or Pledged Applicable Ownership Interest of the Treasury Portfolio, as the case may be, to the Holder; and

                  (iii) authenticate, execute on behalf of such Holder and deliver a Stripped Units Certificate executed by the Company in accordance with Section 3.3 evidencing the same number of Purchase Contracts as were evidenced by the cancelled Normal Units.

         (b) Holders who elect to separate the Pledged Notes, Pledged Treasury Consideration or Pledged Applicable Ownership Interest of the Treasury Portfolio, as the case may be, from the related Purchase Contract and to substitute Treasury Securities for such Pledged Notes, Pledged Treasury Consideration or Pledged Applicable Ownership Interest of the Treasury Portfolio, as the case may be, shall be responsible for any fees or expenses payable to the Collateral Agent for its services as Collateral Agent in respect of the substitution, and the Company shall not be responsible for any such fees or expenses.

         (c) Holders may make Collateral Substitutions (i) if Treasury Securities are being substituted for Pledged Notes, only in integral multiples of ____ Normal Units, or (ii) if the Collateral Substitutions occur after the Remarketing Date or any Subsequent Remarketing Date, or after a Tax Event Redemption, as the case may be, only in integral multiples of Normal Units such that the Treasury Securities to be deposited and the Treasury Consideration, or the Applicable Ownership Interest in the Treasury Portfolio, as the case may be, to be released are in integral multiples of $1,000.

         (d) In the event a Holder making a Collateral Substitution pursuant to this Section 3.13 fails to effect a book-entry transfer of the Normal Units or fails to deliver a Normal Units Certificate to the Agent after depositing Treasury Securities with the Collateral Agent, the Pledged Notes, Pledged Treasury Consideration or Pledged Applicable Ownership Interest in the Treasury Portfolio, as the case may be, constituting a part of such Normal Units, and any distributions on such Pledged Notes, Pledged Treasury Consideration or Pledged Applicable Ownership Interest in the Treasury Portfolio, as the case may be, shall be held in the name of the Agent or its nominee in trust for the benefit of such Holder, until such Normal Units are so transferred or the Normal Units Certificate is so delivered, as the case may be, or, with respect to a Normal Units Certificate, such Holder provides evidence satisfactory to the Company and the Agent that such Normal Units Certificate has been destroyed, lost or stolen, together with any indemnity that may be required by the Agent and the Company.

         (e) Except as described in this Section 3.13, for so long as the Purchase Contract underlying a Normal Unit remains in effect, such Normal Unit shall not be separable into its constituent parts, and the rights and obligations of the Holder of such Normal Unit in respect of the Pledged Note, Pledged Treasury Consideration or Pledged Applicable Ownership Interest in the Treasury Portfolio, as the case may be, and the Purchase Contract comprising such Normal Unit may be acquired, and may be transferred and exchanged, only as a Normal Unit.

SECTION 3.14 RE-ESTABLISHMENT OF NORMAL UNITS.

         (a) A Holder of Stripped Units may reestablish Normal Units at any time from and after the date of this Agreement and on or prior to the second Business Day immediately preceding the Stock Purchase Date, by (i) depositing with the Collateral Agent the Notes or the appropriate Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio (identified and calculated by reference to the Treasury Consideration then comprising Normal Units), as the case may be, then comprising such number of Normal Units as is equal to such Stripped Units and (ii) transferring such Stripped Units to the Agent accompanied by a notice to the Agent, substantially in the form of Exhibit D hereto, stating that the Holder has transferred the relevant amount of Notes or the appropriate Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio, as the case may be, to the Collateral Agent and requesting that the Agent instruct the Collateral Agent to release the Pledged Treasury Securities underlying such Stripped Unit, whereupon the Agent shall promptly give such instruction to the Collateral Agent, substantially in the form of Exhibit C hereto. Notwithstanding the foregoing, a Holder may not reestablish Normal Units during the periods beginning on the fourth Business Day prior to the first day of any Remarketing Period and ending on the third business day after the end of such Remarketing Period. Upon receipt of the Notes or the appropriate Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio, as the case may be, described in clause (i) above and the instruction described in clause (ii) above, in accordance with the terms of the Pledge Agreement, the Collateral Agent will release to the Agent, on behalf of the Holder, such Pledged Treasury Securities from the Pledge, free and clear of the Company's security interest therein, and upon receipt thereof the Agent shall promptly:

                  (i) cancel the related Stripped Units;

                  (ii) transfer the Pledged Treasury Securities to the Holder;
         and

                  (iii) authenticate, execute on behalf of such Holder and deliver a Normal Units Certificate executed by the Company in accordance with Section 3.3 evidencing the same number of Purchase Contracts as were evidenced by the cancelled Stripped Units.

         (b) Holders of Stripped Units may reestablish Normal Units (i) only in integral multiples of ____ Stripped Units for ____ Normal Units or (ii) if the re-establishment occurs after a successful remarketing of the Notes pursuant to the provisions of Section 5.4, or after a Tax Event Redemption, only in integral multiples of Stripped Units such that the Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio to be deposited and the Treasury Securities to be released are in integral multiples of $1,000.

         (c) Except as provided in this Section 3.14, for so long as the Purchase Contract underlying a Stripped Unit remains in effect, such Stripped Unit shall not be separable into its constituent parts, and the rights and obligations of the Holder of such Stripped Unit in respect of the Treasury Security and Purchase Contract comprising such Stripped Unit may be acquired, and may be transferred and exchanged, only as a Stripped Unit.

SECTION 3.15 TRANSFER OF COLLATERAL UPON OCCURRENCE OF TERMINATION EVENT.

         Upon the occurrence of a Termination Event and the transfer to the Agent of the Notes, the appropriate Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio, or the Treasury Securities, as the case may be, underlying the Normal Units and the Stripped Units pursuant to the terms of the Pledge Agreement, the Agent shall request transfer instructions with respect to such Notes or the appropriate Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio or the Treasury Securities, as the case may be, from each Holder by written request mailed to such Holder at its address as it appears in the Normal Units Register or the Stripped Units Register, as the case may be. Upon book-entry transfer of the Normal Units or Stripped Units or delivery of a Normal Units Certificate or Stripped Units Certificate to the Agent with such transfer instructions, the Agent shall transfer the Notes, the appropriate Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio, or the Treasury Securities, as the case may be, underlying such Normal Units or Stripped Units, as the case may be, to such Holder by book-entry transfer, or other appropriate procedures, in accordance with such instructions. In the event a Holder of Normal Units or Stripped Units fails to effect such transfer or delivery, the Notes, the appropriate Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio, or the Treasury Securities, as the case may be, underlying such Normal Units or Stripped Units, as the case may be, and any distributions thereon, shall be held in the name of the Agent or its nominee in trust for the benefit of such Holder, until such Normal Units or Stripped Units are transferred or the Normal Units Certificate or Stripped Units Certificate is surrendered or such Holder provides satisfactory evidence that such Normal Units Certificate or Stripped Units Certificate has been destroyed, lost or stolen, together with any indemnity that may be required by the Agent and the Company. In the case of the Treasury Portfolio or any Treasury Securities, the Agent may dispose of the subject securities for cash and pay the applicable portion of such cash to the Holders in lieu of such Holders' Applicable Ownership Interest in such Treasury Portfolio, or any Treasury Securities, where such Holder would otherwise have been entitled to receive less than $1,000 of any such security.

SECTION 3.16 NO CONSENT TO ASSUMPTION.

         Each Holder of a Unit, by acceptance thereof, will be deemed expressly to have withheld any consent to the assumption (i.e., affirmance) under Section 365 of the Bankruptcy Code or otherwise, of the Purchase Contract by the Company, its trustee in bankruptcy, any receiver, liquidator or person or entity performing similar functions in the event that the Company becomes a debtor under the Bankruptcy Code or subject to other similar state or federal law providing for reorganization or liquidation.

                                   ARTICLE IV.

                                    THE NOTES

SECTION 4.1 PAYMENT OF INTEREST; RIGHTS TO INTEREST PAYMENTS PRESERVED; NOTICE.

         (a) A payment on any Note, Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio, as the case may be, which is paid on any Payment Date shall, subject to receipt thereof by the Agent from the Collateral Agent as provided by the terms of the Pledge Agreement, be paid to the Person in whose name the Normal Units Certificate (or one or more Predecessor Normal Units Certificates) of which such Note or the appropriate Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio, as the case may be, is a part is registered at the close of business on the Record Date for such Payment Date.

         (b) Each Normal Units Certificate evidencing Notes delivered under this Agreement upon registration of transfer of or in exchange for or in lieu of any other Normal Units Certificate shall carry the rights to interest accrued and unpaid, and to accrue interest, which is carried by the Notes underlying such other Normal Units Certificate.

         (c) In the case of any Normal Unit with respect to which Early Settlement of the underlying Purchase Contract is effected on an Early Settlement Date, Merger Early Settlement of the underlying Purchase Contract is effected on a Merger Early Settlement Date, Cash Settlement is effected on the Business Day immediately preceding the Stock Purchase Date, or a Collateral Substitution is effected, in each case on a date that is after any Record Date and on or prior to the next succeeding Payment Date, payments on the Note or the appropriate Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio, as the case may be, underlying such Normal Unit otherwise payable on such Payment Date shall be payable on such Payment Date notwithstanding such Early Settlement, Merger Early Settlement, Cash Settlement or Collateral Substitution, as the case may be, and such payments shall, subject to receipt thereof by the Agent, be payable to the Person in whose name the Normal Units Certificate (or one or more Predecessor Normal Unit Certificates) was registered at the close of business on the Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Normal Unit with respect to which Early Settlement, Merger Early Settlement or Cash Settlement of the underlying Purchase Contract is effected, or with respect to which a Collateral Substitution has been effected, payments on the related Notes or payments on the appropriate Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio, as the case may be, that would otherwise be payable after the applicable Settlement Date or after such Collateral Substitution, as the case may be, shall not be payable hereunder to the Holder of such Normal Unit; provided, that to the extent that such Holder continues to hold the Separate Notes that formerly comprised a part of such Holder's Normal Units, such Holder shall be entitled to receive the payments on such Separate Notes.

SECTION 4.2 NOTICE AND VOTING.

         Under and subject to the terms of the Pledge Agreement and this Agreement, the Agent will be entitled to exercise the voting and any other consensual rights pertaining to the Pledged Notes but only to the extent instructed by the Holders as described below. Upon receipt of notice of any meeting at which holders of Notes are entitled to vote or upon any solicitation of consents, waivers or proxies of holders of Notes, the Agent shall, as soon as practicable thereafter, mail to the Holders of Normal Units a notice (a) containing such information as is contained in the notice or solicitation, (b) stating that each Holder on the record date set by the Agent therefor (which, to the extent possible, shall be the same date as the record date for determining the holders of Notes entitled to vote) shall be entitled to instruct the Agent as to the exercise of the voting rights pertaining to the Pledged Notes constituting a part of such Holder's Normal Units and (c) stating the manner in which such instructions may be given. Upon the written request of the Holders of Normal Units on such record date, the Agent shall endeavor insofar as practicable to vote or cause to be voted, in accordance with the instructions set forth in such requests, the maximum number of Pledged Notes as to which any particular voting instructions are received. In the absence of specific instructions from the Holder of a Normal Unit, the Agent shall abstain from voting the Pledged Note underlying such Normal Unit. The Company hereby agrees, if applicable, to solicit Holders of Normal Units to timely instruct the Agent in order to enable the Agent to vote such Pledged Notes.

SECTION 4.3 TAX EVENT REDEMPTION.

         Upon the occurrence of a Tax Event Redemption prior to a successful remarketing of the Notes pursuant to the provisions of Section 5.4, the Company may elect to instruct in writing the Collateral Agent to apply, and upon such written instruction, the Collateral Agent shall apply, out of the aggregate Redemption Price for the Notes that are components of Normal Units, an amount equal to the aggregate Tax Event Redemption Principal Amount for the Notes that are components of Normal Units to purchase on behalf of the Holders of Normal Units the Treasury Portfolio and promptly remit the remaining portion of such Redemption Price to the Agent for payment to the Holders of such Normal Units. The Treasury Portfolio will be substituted for the Pledged Notes, and will be pledged to the Collateral Agent in accordance with the terms of the Pledge Agreement to secure the obligation of each Holder of a Normal Unit to purchase the Common Stock under the Purchase Contract constituting a part of such Normal Unit. Following the occurrence of a Tax Event Redemption prior to a successful remarketing of the Notes pursuant to the provisions of Section 5.4, the Holders of Normal Units and the Collateral Agent shall have such security interests, rights and obligations with respect to the Treasury Portfolio as the Holder of Normal Units and the Collateral Agent had in respect of the Notes, as the case may be, subject to the Pledge thereof as provided in Articles II, III, IV, V and VI of the Pledge Agreement, and any reference herein or in the Certificates to the Note shall be deemed to be a reference to such Treasury Portfolio and any reference herein or in the Certificates to interest on the Notes shall be deemed to be a reference to corresponding distributions on the Treasury Portfolio. The Company may cause to be made in any Normal Unit Certificates thereafter to be issued such change in phraseology and form (but not in substance) as may be appropriate to reflect the substitution of the Treasury Portfolio for Notes as collateral.

         The Company shall cause notice of any Tax Event Redemption to be mailed, at least 30 calendar days but not more than 60 calendar days before such Tax Event Redemption Date, to each Holder of Notes to be redeemed at its registered address.

         Upon the occurrence of a Tax Event Redemption after the successful remarketing of the Notes, the Redemption Price will be payable in cash to the holders of the Notes.

SECTION 4.4 CONSENT TO TREATMENT FOR TAX PURPOSES

         Each Holder of a Normal Unit or a Stripped Unit, by its acceptance thereof, covenants and agrees to treat itself as the owner, for federal, state and local income and franchise tax purposes, of (i) the related Notes, the appropriate Treasury Consideration or the Applicable Ownership Interest in the Treasury Portfolio, in the case of the Normal Units, or (ii) the Treasury Securities, in the case of the Stripped Units. Each Holder of a Normal Unit, by its acceptance thereof, further covenants and agrees to treat the Notes as indebtedness of the Company for federal, state and local income and franchise tax purposes.

                                   ARTICLE V.

                     THE PURCHASE CONTRACTS; THE REMARKETING

SECTION 5.1 PURCHASE OF SHARES OF COMMON STOCK.

         (a) Each Purchase Contract shall, unless an Early Settlement has occurred in accordance with Section 5.9, or a Merger Early Settlement has occurred in accordance with Section 5.10, obligates the Holder of the related Unit to purchase, and the Company to sell, on the Stock Purchase Date at a price equal to $_____ (the "Purchase Price"), a number of newly issued shares of Common Stock equal to the Settlement Rate unless, on or prior to the Stock Purchase Date, there shall have occurred a Termination Event with respect to the Unit of which such Purchase Contract is a part. The "Settlement Rate" is equal to

                  (i) if the Applicable Market Value (as defined below) is equal to or greater than $____ (the "Threshold Appreciation Price"), ______ shares of Common Stock per Purchase Contract,

                  (ii) if the Applicable Market Value is less than the Threshold Appreciation Price, but is greater than $____, the number of shares of Common Stock per Purchase Contract equal to the Stated Amount of the related Unit divided by the Applicable Market Value, and

                  (iii) if the Applicable Market Value is less than or equal to $____, ______ shares of Common Stock per Purchase Contract,

in each case subject to adjustment as provided in Section 5.6 (and in each case rounded upward or downward to the nearest 1/10,000th of a share). As provided in
Section 5.12, no fractional shares of Common Stock will be issued upon settlement of Purchase Contracts.

         (b) No fractional shares of Common Stock will be issued by the Company with respect to the payment of Contract Adjustment Payments on the Stock Purchase Date. In lieu of fractional shares otherwise issuable with respect to such payment of Contract Adjustment Payments, the Holder will be entitled to receive an amount in cash as provided in Section 5.12.

         (c) The "Applicable Market Value" means the average of the Closing Price per share of Common Stock on each of the 20 consecutive Trading Days ending on the third Trading Day immediately preceding the Stock Purchase Date or, in the event of a Cash Merger contemplated by Section 5.10, the Cash Merger Date. The "Closing Price" of the Common Stock on any date of determination means the closing sale price per share (or, if no closing sale price is reported, the last reported sale price) of the Common Stock on the New York Stock Exchange (the "NYSE") on such date or, if the Common Stock is not listed for trading on the NYSE on any such date, as reported in the composite transactions for the principal United States securities exchange on which the Common Stock is so listed, or if the Common Stock is not so listed on a United States securities exchange, as reported by The Nasdaq Stock Market, or if the Common Stock is not so reported, the last quoted bid price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or if such bid price is not available, the market value of the Common Stock on such date as determined by a nationally recognized independent investment banking firm retained by the Company for this purpose. A "Trading Day" means a day on which the Common Stock (A) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (B) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock at the close of business on such day.

         (d) Each Holder of a Unit, by its acceptance thereof, irrevocably authorizes the Agent to enter into and perform the related Purchase Contract on its behalf as its attorney-in-fact (including the execution of Certificates on behalf of such Holder), agrees to be bound by the terms and provisions thereof, covenants and agrees to perform its obligations under such Purchase Contract, consents to the provisions hereof, irrevocably authorizes the Agent as its attorney-in-fact to enter into and perform the Pledge Agreement on its behalf as its attorney-in-fact, and consents to and agrees to be bound by the Pledge of the Notes, the appropriate Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio, or the Treasury Securities, as the case may be, pursuant to the Pledge Agreement; provided that upon a Termination Event, the rights of the Holder of such Unit under the Purchase Contract may be enforced without regard to any other rights or obligations. Each Holder of a Unit, by its acceptance thereof, further covenants and agrees, that, to the extent and in the manner provided in Section 5.4 and the Pledge Agreement, but subject to the terms thereof, payments in respect of the Pledged Notes, the Pledged Treasury Consideration or Pledged Applicable Ownership Interest in the Treasury Portfolio, or the Treasury Securities, as the case may be, to be paid upon settlement of such Holder's obligations to purchase Common Stock under the Purchase Contract, shall be paid on the Stock Purchase Date by the Collateral Agent to the Company in satisfaction of such Holder's obligations under such Purchase Contract and such Holder shall acquire no right, title or interest in such payments.

         (e) Upon registration of transfer of a Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee, except as may be required by the Agent pursuant hereto) under the terms of this Agreement, the Purchase Contracts underlying such Certificate and the Pledge Agreement and the transferor shall be released from the obligations under this Agreement, the Purchase Contracts underlying the Certificates so transferred and the Pledge Agreement. The Company covenants and agrees, and each Holder of a Certificate, by its acceptance thereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

SECTION 5.2 CONTRACT ADJUSTMENT PAYMENTS.

         (a) Subject to Section 5.3 herein, the Company shall pay, on each Payment Date, the Contract Adjustment Payments, if any, payable in respect of each Purchase Contract to the Person in whose name a Certificate (or one or more Predecessor Certificates) is registered on the Register at the close of business on the Record Date next preceding such Payment Date in such coin or currency of the United States as at the time of payment shall be legal tender for payments. The Contract Adjustment Payments, if any, will be payable at the Corporate Trust Office or, at the option of the Company, by check mailed to the address of the Person entitled thereto at such Person's address as it appears on the Register or by wire transfer to an account appropriately designated by a prior written notice by such Person.

         (b) Upon the occurrence of a Termination Event, the Company's obligation to pay Contract Adjustment Payments (including any accrued or Deferred Contract Adjustment Payments), if any, shall cease.

         (c) Each Certificate delivered under this Agreement upon registration of transfer of or in exchange for or in lieu of any other Certificate (including as a result of a Collateral Substitution or the re-establishment of a Normal
Unit) shall carry the rights to Contract Adjustment Payments, if any, accrued and unpaid, and to accrue Contract Adjustment Payments, if any, which is carried by the Purchase Contracts underlying such other Certificates.

         (d) Subject to Sections 5.4, 5.9 and 5.10, in the case of any Unit with respect to which Early Settlement or Merger Early Settlement of the underlying Purchase Contract is effected on an Early Settlement Date or a Merger Early Settlement Date, respectively, or in respect of which Cash Settlement of the underlying Purchase Contract is effected on the Business Day immediately preceding the Stock Purchase Date, or with respect to which a Collateral Substitution or an establishment or re-establishment of a Normal Unit pursuant to Section 3.14 is effected, in each case on a date that is after any Record Date and on or prior to the next succeeding Payment Date, Contract Adjustment Payments on the Purchase Contract underlying such Unit otherwise payable on such Payment Date shall be payable on such Payment Date notwithstanding such Cash Settlement, Early Settlement, Merger Early Settlement, Collateral Substitution or establishment or re-establishment of Normal Units, and such Contract Adjustment Payments shall, subject to the receipt thereof by the Agent, be paid to the Person in whose name the Certificate evidencing such Unit (or one or more Predecessor Certificates) was registered at the close of business on such Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Unit with respect to which Cash Settlement, Early Settlement or Merger Early Settlement of the underlying Purchase Contract is effected on the Business Day immediately preceding the Stock Purchase Date, an Early Settlement Date or Merger Early Settlement Date, as the case may be, or with respect to which a Collateral Substitution or an establishment or re-establishment of a Normal Unit has been effected, Contract Adjustment Payments, if any, that would otherwise be payable after the Early Settlement Date, or Merger Early Settlement Date, Collateral Substitution or such establishment or re-establishment with respect to such Purchase Contract shall not be payable.

         (e) The Company's obligations with respect to Contract Adjustment Payments (including any accrued or Deferred Contract Adjustment Payments), will be subordinate and junior in right of payment to the Company's obligations under any Senior Indebtedness.

SECTION 5.3 DEFERRAL OF CONTRACT ADJUSTMENT PAYMENTS.

         (a) The Company shall have the right, at any time prior to the Stock Purchase Date, to defer the payment of any or all of the Contract Adjustment Payments otherwise payable on any Payment Date, but only if the Company shall give the Holders and the Agent written notice of its election to defer each such deferred Contract Adjustment Payment (specifying the amount to be deferred) at least ten Business Days prior to the earlier of

                  (i) the next succeeding Payment Date or

                  (ii) the date the Company is required to give notice of the Record Date or Payment Date with respect to payment of such Contract Adjustment Payments to the NYSE or other applicable self-regulatory organization or to Holders of the Units, but in any event not less than one Business Day prior to such Record Date.

Any Contract Adjustment Payments so deferred shall, to the extent permitted by law, accrue additional Contract Adjustment Payments thereon at the rate of ____% per year (computed on the basis of a 360-day year of twelve 30-day months), compounding on each succeeding Payment Date, until paid in full (such deferred installments of Contract Adjustment Payments, if any, together with the additional Contract Adjustment Payments, if any, accrued thereon, are referred to herein as the "Deferred Contract Adjustment Payments"). Deferred Contract Adjustment Payments, if any, shall be due on the next succeeding Payment Date except to the extent that payment is deferred pursuant to this Section 5.3. No Contract Adjustment Payments may be deferred to a date that is after the Stock Purchase Date and no such deferral period may end other than on a Payment Date. If the Purchase Contracts are terminated upon the occurrence of a Termination Event, the Holder's right to receive Contract Adjustment Payments, if any, and Deferred Contract Adjustment Payments will terminate.

         (b) In the event that the Company elects to defer the payment of Contract Adjustment Payments on the Purchase Contracts until a Payment Date prior to the Stock Purchase Date, then all Deferred Contract Adjustment Payments, if any, shall be payable to the registered Holders as of the close of business on the Record Date immediately preceding such Payment Date.

         (c) In the event that the Company elects to defer the payment of Contract Adjustment Payments on the Purchase Contracts until the Stock Purchase Date, each Holder will receive on the Stock Purchase Date in lieu of a cash payment a number of shares of Common Stock (in addition to a number of shares of Common Stock equal to the Settlement Rate) equal to (A) the aggregate amount of Deferred Contract Adjustment Payments payable to such Holder divided by (B) the Applicable Market Value.

         (d) No fractional shares of Common Stock will be issued by the Company with respect to the payment of Deferred Contract Adjustment Payments on the Stock Purchase Date. In lieu of fractional shares otherwise issuable with respect to such payment of Deferred Contract

Adjustment Payments, the Holder will be entitled to receive an amount in cash as provided in Section 5.12.

         (e) In the event the Company exercises its option to defer the payment of Contract Adjustment Payments, then until the Deferred Contract Adjustment Payments have been paid, the Company shall not, and will not permit any subsidiary of the Company to, declare or pay dividends on, make distributions with respect to, or redeem, purchase or acquire, or make a liquidation payment with respect to, any of the Company's Capital Stock other than:

                  (i) purchases, redemptions or acquisitions of shares of the Company's Capital Stock in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of employees, officers, directors or agents or a stock purchase or dividend reinvestment plan, or the satisfaction by the Company of its obligations pursuant to any contract or security outstanding on the date the Company exercises its right to defer the payment of Contract Adjustment Payments;

                  (ii) as a result of a reclassification of the Company's Capital Stock or the exchange or conversion of one class or series of the Company's Capital Stock for another class or series of the Company's Capital Stock;

                  (iii) the purchase of fractional interests of the Company's Capital Stock pursuant to the conversion or exchange provisions of such Capital Stock or the security being converted or exchanged;

                  (iv) dividends or distributions in any series of the Company's Capital Stock (or rights to acquire the Company's Capital Stock) or repurchases, acquisitions or redemptions of the Company's Capital Stock in connection with the issuance or exchange of any series of the Company's Capital Stock (or securities convertible into or exchangeable for shares of the Company's Capital Stock); or

                  (v) redemptions, exchanges or repurchases of any rights outstanding under a shareholder rights plan or the declaration or payment thereunder of a dividend or distribution of or with respect to rights in the future.

SECTION 5.4 PAYMENT OF PURCHASE PRICE; REMARKETING.

         (a) Unless a Tax Event Redemption, successful remarketing of the Notes pursuant to the provisions of this Section 5.4, Termination Event, Merger Early Settlement or Early Settlement has occurred, each Holder of a Normal Unit may pay in cash ("Cash Settlement") the Purchase Price for the shares of Common Stock to be purchased pursuant to a Purchase Contract if such Holder notifies the Agent by use of a notice in substantially the form of Exhibit E hereto of its intention to make a Cash Settlement. Such notice shall be made at or prior to 5:00 p.m., New York City time, on the seventh Business Day immediately preceding the Stock Purchase Date. The Agent shall promptly notify the Collateral Agent of the receipt of such a notice from a Holder intending to make a Cash Settlement.

                  (i) A Holder of a Normal Unit who has so notified the Agent of its intention to make a Cash Settlement is required to pay the Purchase Price to the Collateral Agent prior to 11:00 a.m., New York City time, on the Business Day immediately preceding the Stock Purchase Date in lawful money of the United States by certified or cashiers' check or wire transfer, in each case in immediately available funds payable to or upon the order of the Company. Any cash received by the Collateral Agent will be paid to the Company on the Stock Purchase Date in settlement of the Purchase Contract in accordance with the terms of this Agreement and the Pledge Agreement.

                  (ii) If a Holder of a Normal Unit fails to notify the Agent of its intention to make a Cash Settlement in accordance with paragraph
         (a)(i) above, such failure shall constitute an event of default and the Holder shall be deemed to have consented to the disposition of the Pledged Notes pursuant to the remarketing as described in paragraph (b) below. If a Holder of a Normal Units does notify the Agent as provided in paragraph (a)(i) above of its intention to pay the Purchase Price in cash, but fails to make such payment as required by paragraph (a)(i) above, such failure shall also constitute an event of default; however, the Notes of such a Holder will not be remarketed but instead the Collateral Agent, for the benefit of the Company, will exercise its rights as a secured party with respect to such Notes, including but not limited to those rights specified in subsection (b)(iii) below.

         (b) (i) The Company has engaged _______________ (or any successor thereto, the "Remarketing Agent") pursuant to the Remarketing Agreement to remarket the Notes of Holders of Normal Units, other than Holders that have elected not to participate in the remarketing pursuant to the procedures set forth in clause (iv) below, and holders of Separate Notes that have elected to participate in the remarketing pursuant to the procedures set forth in Section 4.5(d) of the Pledge Agreement. On the seventh Business Day prior to the first day of a Remarketing Period, the Agent shall give Holders of Normal Units and holders of Separate Notes notice of the remarketing in a daily newspaper in the English language of general circulation in The City of New York, which is expected to be The Wall Street Journal, including the specific U.S. Treasury security or securities (including the CUSIP number and/or the principal terms of such Treasury security or securities) described in clause (iv) below, that must be delivered by Holders of Normal Units that elect not to participate in the remarketing pursuant to clause (iv) below, no later than 10:00 a.m., New York City time, on the fourth Business Day preceding the first day of a Remarketing Period. The Company or the Agent, at the Company's request, shall request not later than seven nor more than 15 calendar days prior to any Remarketing Period, that the Clearing Agency notify the Clearing Agency Participants of such Remarketing Period. The Agent shall notify, by 10:00 a.m., New York City time, on the third Business Day preceding the first day of a Remarketing Period, the Remarketing Agent and the Collateral Agent of the aggregate number of Notes of Normal Unit Holders to be remarketed. On the third Business Day preceding the first day of a Remarketing Period, no later than by 10:00 a.m. New York City time, pursuant to the terms of the Pledge Agreement, the Custodial Agent will notify the Remarketing Agent of the aggregate number of Separate Notes to be remarketed. No later than 10:00 a.m., New York City time, on the Business Day immediately preceding the first day of a Remarketing Period, the Collateral Agent and the Custodial Agent, pursuant to the terms of the Pledge Agreement, will deliver for remarketing to the Remarketing Agent all Notes to be remarketed. Upon receipt of such notice from the Agent and the Custodial Agent and such Notes from the Collateral Agent and the Custodial Agent, the Remarketing Agent will, on the Remarketing Date, use commercially reasonable best efforts to sell such Notes on such date at a price equal to at least 100.__% of the Remarketing Value. The Remarketing Agent will use the proceeds from a successful remarketing to purchase the appropriate U.S. Treasury securities (the "Agent-purchased Treasury Consideration") with the CUSIP numbers, if any, selected by the Remarketing Agent, described in clauses (i) and
(ii) of the definition of Remarketing Value related to the Notes of Holders of Normal Units that were remarketed. On or prior to the third Business Day following the Remarketing Date or any Subsequent Remarketing Date, the Remarketing Agent shall deliver such Agent-purchased Treasury Consideration to the Agent, which shall thereupon deliver such Agent-purchased Treasury Consideration to the Collateral Agent. The Collateral Agent, for the benefit of the Company, will thereupon apply such Agent-purchased Treasury Consideration, in accordance with the Pledge Agreement, to secure such Holders' obligations under the Purchase Contracts. In the event of a successful remarketing pursuant to this Section 5.4, the Remarketing Agent will deduct as a remarketing fee an amount not exceeding __ basis points (.__%) of the total proceeds from the remarketing (the "Remarketing Fee"). The Remarketing Agent will remit (1) the portion of the proceeds from the remarketing attributable to the Separate Notes to the holders of Separate Notes that were remarketed and (2) the remaining portion of the proceeds, less those proceeds used to purchase the Agent-purchased Treasury Consideration, to the Holders of the Normal Units that were remarketed, all determined on a pro rata basis, in each case, on or prior to the third Business Day following the Remarketing Date or any Subsequent Remarketing Date. Holders whose Notes are so remarketed will not otherwise be responsible for the payment of any Remarketing Fee in connection therewith.

                  (i) If, in spite of using commercially reasonable best efforts, the Remarketing Agent cannot remarket the Notes included in the remarketing at a price equal to at least ____% of the Remarketing Value on the Remarketing Date, the Remarketing Agent will use commercially reasonable best efforts to establish a Remarketing Rate meeting these requirements on each of the two immediately following Business Days. If the Remarketing Agent cannot establish a Remarketing Rate meeting these requirements on either of those days, it will use commercially reasonable efforts to establish such a Remarketing Rate on each of the three Business Days immediately preceding _______________. If the Remarketing Agent cannot establish such a Remarketing Rate either on any of the two Business Days immediately following the Remarketing Date or on any of the three Business Days immediately preceding _______________, the remarketing in each such period will be deemed to have failed (each, a "Failed Remarketing"). If the Remarketing Agent cannot establish such a Remarketing Rate on any of the three Business Days immediately preceding _______________, the Remarketing Agent will further attempt to establish such a Remarketing Rate on the third Business Day immediately preceding the Stock Purchase Date. If, in spite of using commercially reasonable best efforts, the Remarketing Agent fails to remarket the Notes underlying the Normal Units at a price equal to at least 100.__% of the Remarketing Value in accordance with the terms of the Pledge Agreement by 4:00 p.m., New York City time, on the third Business Day immediately preceding the Stock Purchase Date, the "Last Failed Remarketing" will be deemed to have occurred. Within three Business Days following the date of a Failed Remarketing or the Last Failed Remarketing, as the case may be, the Remarketing Agent shall return any Notes delivered to it to the Collateral Agent and the Custodial Agent, as applicable. The Collateral Agent, for the benefit of the Company, may exercise its rights as a secured party with respect to such Notes, including those actions specified in subsection (b)(iii) below; provided, that if upon the Last Failed Remarketing, the Collateral Agent exercises such rights for the benefit of the Company with respect to such Notes, any accumulated and unpaid interest on such Notes will become payable by the Company to the Agent for payment to the Holder of the Normal Units to which such Notes relate. Such payment will be made by the Company on or prior to 11:00 a.m., New York City time, on the Stock Purchase Date in lawful money of the United States by certified or cashier's check or wire transfer in immediately available funds payable to or upon the order of the Agent. The Company will cause a notice of any Failed Remarketing and of the Last Failed Remarketing to be published on the fourth Business Day following each Failed Remarketing and the Last Failed Remarketing, as the case may be, in a daily newspaper in the English language of general circulation in The City of New York, which is expected to be The Wall Street Journal. The Company will also release this information by means of Bloomberg and Reuters newswire.

                  (ii) With respect to any Notes which constitute part of Normal Units which are subject to the Last Failed Remarketing, the Collateral Agent for the benefit of the Company reserves all of its rights as a secured party with respect thereto and, subject to applicable law and Section 5.4(e) below, may, among other things, retain such Notes in full satisfaction of the Holders' obligations under the Purchase Contracts or sell such Notes in one or more public or private sales or otherwise.

                  (iii) A Holder of Normal Units may elect not to participate in the remarketing and retain the Notes underlying such Units by notifying the Agent of such election and delivering the specific U.S. Treasury security or securities (including the CUSIP number and/or the principal terms of such security or securities) identified by the Agent that constitute the U.S. Treasury securities described in clauses (i) and (ii) of the definition of Remarketing Value relating to the retained Notes (as if only such Notes were being remarketed) (the "Opt-out Treasury Consideration") to the Agent not later than 10:00 a.m., New York City time, on the fourth Business Day prior to the first day of a Remarketing Period. Upon receipt thereof by the Agent, the Agent shall deliver such Opt-out Treasury Consideration to the Collateral Agent, which will, for the benefit of the Company, thereupon apply such Opt-out Treasury Consideration to secure such Holder's obligations under the Purchase Contracts. On the first Business Day immediately preceding the first day of a Remarketing Period, the Collateral Agent, pursuant to the terms of the Pledge Agreement, will deliver the Pledged Notes of such Holder to the Agent. Within three Business Days following the last day of a Remarketing Period, (A) if the remarketing was successful, the Agent shall distribute such Notes to the Holders thereof, and (B) if there was a Failed Remarketing, the Agent will deliver such Notes to the Collateral Agent, which will, for the benefit of the Company, thereupon apply such Notes to secure such Holders' obligations under the Purchase Contract and return the Opt-out Treasury Consideration delivered by such Holders to such Holders. A Holder that does not so deliver the Opt-out Treasury Consideration or does not so notify the Agent of its election to not participate in the remarketing pursuant to this clause (iv) shall be deemed to have elected to participate in the remarketing.

         (c) Upon the maturity of the Pledged Treasury Securities underlying the Stripped Units and the Pledged Treasury Consideration or Pledged Applicable Ownership Interest in the Treasury Portfolio, as the case may be, underlying the Normal Units, on the Stock Purchase Date, the Collateral Agent shall remit to the Company an amount equal to the aggregate Purchase Price applicable to such Units, as payment for the Common Stock issuable upon settlement thereof without receiving any instructions from the Holders of such Units. In the event the payments in respect of the Pledged Treasury Securities, Pledged Treasury Consideration or

Pledged Applicable Ownership Interest in the Treasury Portfolio underlying a Unit is in excess of the Purchase Price of the Purchase Contract being settled thereby, the Collateral Agent will distribute such excess to the Agent for the benefit of the Holder of such Unit when received.

         (d) Any distribution to Holders of excess funds and interest described in Section 5.4 (b) and (c) above shall be payable at the Corporate Trust Office or, at the option of the Holder or the holder of Separate Notes, as applicable, by check mailed to the address of the Person entitled thereto at such address as it appears on the Register or by wire transfer to an account appropriately specified by the Holder or the holder of Separate Notes, as applicable.

         (e) The obligations of each Holder to pay the Purchase Price are non-recourse obligations and except to the extent paid by Early Settlement or Merger Early Settlement, are payable solely out of the proceeds of any Collateral pledged to secure the obligations of the Holders and in no event will Holders be liable for any deficiency between such proceeds and the Purchase Price.

         (f) Notwithstanding anything to the contrary herein, the Company shall not be obligated to issue any shares of Common Stock in respect of a Purchase Contract or deliver any certificates therefor to the Holder of the related Unit unless the Company shall have received payment in full of the aggregate Purchase Price for the shares of Common Stock to be purchased thereunder by such Holder in the manner herein set forth.

SECTION 5.5 ISSUANCE OF SHARES OF COMMON STOCK.

         Unless a Termination Event shall have occurred on or prior to the Stock Purchase Date or an Early Settlement or a Merger Early Settlement shall have occurred, on the Stock Purchase Date, upon the Company's receipt of payment in full of the Purchase Price for the shares of Common Stock purchased by the Holders pursuant to the foregoing provisions of this Article and subject to
Section 5.6(b), the Company shall issue and deposit with the Agent, for the benefit of the Holders of the Outstanding Units, one or more certificates representing the newly issued shares of Common Stock registered in the name of the Agent (or its nominee) as custodian for the Holders (such certificates for shares of Common Stock, together with any dividends or distributions for which both a record date and payment date for such dividend or distribution has occurred after the Stock Purchase Date, being hereinafter referred to as the "Purchase Contract Settlement Fund") to which the Holders are entitled hereunder. Subject to the foregoing, upon surrender of a Certificate to the Agent on or after the Stock Purchase Date, together with settlement instructions thereon duly completed and executed, the Holder of such Certificate shall be entitled to receive in exchange therefor a certificate representing that number of whole shares of Common Stock which such Holder is entitled to receive pursuant to the provisions of this Article V (after taking into account all Units then held by such Holder) together with cash in lieu of fractional shares as provided in Section 5.12 and any dividends or distributions with respect to such shares constituting part of the Purchase Contract Settlement Fund, but without any interest thereon, and the Certificate so surrendered shall forthwith be cancelled. Such shares shall be registered in the name of the Holder or the Holder's designee as specified in the settlement instructions provided by the Holder to the Agent. If any shares of Common Stock issued in respect of a Purchase Contract are to be registered to a Person other than the Person in whose name the Certificate evidencing such Purchase Contract is registered, no such registration shall be made unless the Person requesting such registration has paid any transfer and other taxes required by reason of such registration in a name other than that of the registered Holder of such Certificate or has established to the satisfaction of the Company that such tax either has been paid or is not payable.

SECTION 5.6 ADJUSTMENT OF SETTLEMENT RATE.

         (a) Adjustments for Dividends, Distributions, Stock Splits, Etc.

                  (1) Stock Dividends. In case the Company shall pay or make a dividend or other distribution on the Common Stock in Common Stock, the Settlement Rate, in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be increased by dividing such Settlement Rate by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (1), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include any shares issuable in respect of any scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

                  (2) Stock Purchase Rights. In case the Company shall issue rights, options or warrants to all holders of its Common Stock (that are not available on an equivalent basis to Holders of the Units upon settlement of the Purchase Contracts underlying such Units) entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price per share of the Common Stock on the date fixed for the determination of stockholders entitled to receive such rights, options or warrants (other than pursuant to any dividend reinvestment, share purchase or similar plan), the Settlement Rate in effect at the opening of business on the day following the date fixed for such determination shall be increased by dividing such Settlement Rate by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such Current Market Price and the denominator of which shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (2), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include any shares issuable in respect of any scrip certificates issued in lieu of fractions of shares of Common Stock. The Company shall not issue any such rights, options or warrants in respect of shares of Common Stock held in the treasury of the Company.

                  (3) Stock Splits; Reverse Splits. In case outstanding shares of Common Stock shall be subdivided or split into a greater number of shares of Common Stock, the Settlement Rate in effect at the opening of business on the day following the day upon which such subdivision or split becomes effective shall be proportionately increased, and, conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the Settlement Rate in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision, split or combination becomes effective.

                  (4) Debt or Asset Distributions. (i) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness or assets (including securities, but excluding any rights or warrants referred to in paragraph (2) of this Section, any dividend or distribution paid exclusively in cash and any dividend, shares of capital stock of any class or series, or similar equity interests, of or relating to a subsidiary or other business unit in the case of a Spin-Off referred to in the next paragraph, or dividend or other distribution referred to in paragraph (1) of this Section), the Settlement Rate shall be adjusted so that the same shall equal the rate determined by dividing the Settlement Rate in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction, the numerator of which shall be the Current Market Price per share of the Common Stock on the date fixed for such determination less the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Common Stock and the denominator of which shall be such Current Market Price per share of the Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution. In any case in which this paragraph (4) is applicable, paragraphs (1) and (2) of this Section shall not be applicable.

                  (ii) In the case of a Spin-Off, the Settlement Rate in effect immediately before the close of business on the record date fixed for determination of stockholders entitled to receive that distribution will be increased by multiplying the Settlement Rate by a fraction, the numerator of which is the Current Market Price per share of the Common Stock plus the Fair Market Value of the portion of those shares of Capital Stock or similar equity interests so distributed applicable to one share of Common Stock and the denominator of which is the Current Market Price per share of the Common Stock. Any adjustment to the settlement rate under this paragraph 4(ii) will occur on the date that is the earlier of (1) the tenth Trading Day following the effective date of the Spin-Off and (2) the date of the securities being offered in the Initial Public Offering of the Spin-Off, if that Initial Public Offering is effected simultaneously with the Spin-Off.

                  (5) Cash Distributions. In case the Company shall, (i) by dividend or otherwise, distribute to all holders of its Common Stock cash (excluding any cash that is distributed in a Reorganization Event to which Section 5.6(b) applies or as part of a distribution referred to in paragraph (4) of this Section) in an aggregate amount that, when combined together with (ii) the aggregate amount of any other distributions to all holders of its Common Stock made exclusively in cash (other than regular quarterly cash dividends) within the 12 months preceding the date of payment of such distribution and in respect of which no adjustment pursuant to this paragraph
(5) or paragraph (6) of this Section has been made and (iii) the aggregate of any cash plus the fair market value, as of the date of the expiration of the tender or exchange offer referred to below (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution), of consideration payable in respect of any tender or exchange offer (other than consideration payable in respect of any odd lot tender offer) by the Company or any of its subsidiaries for all or any portion of the Common Stock concluded within the 12 months preceding the date of payment of the distribution described in clause (i) above and in respect of which no adjustment pursuant to this paragraph (5) or paragraph (6) of this Section has been made, exceeds ___% of the product of the Current Market Price per share of the Common Stock on the date for the determination of holders of shares of Common Stock entitled to receive such distribution times the number of shares of Common Stock outstanding on such date, then, and in each such case, immediately after the close of business on such date for determination, the Settlement Rate shall be increased so that the same shall equal the rate determined by dividing the Settlement Rate in effect immediately prior to the close of business on the date fixed for determination of the stockholders entitled to receive such distribution by a fraction (A) the numerator of which shall be equal to the Current Market Price per share of the Common Stock on the date fixed for such determination less an amount equal to the quotient of (x) the combined amount distributed or payable in the transactions described in clauses (i), (ii) and (iii) above and (y) the number of shares of Common Stock outstanding on such date for determination and
(B) the denominator of which shall be equal to the Current Market Price per share of the Common Stock on such date for determination.

                  (6) Tender Offers. In case (i) a tender or exchange offer made by the Company or any subsidiary of the Company for all or any portion of the Common Stock shall expire and such tender or exchange offer (as amended upon the expiration thereof) shall require the payment to stockholders (based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of Purchased Shares (as defined below)) of an aggregate consideration having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) that when combined together with (ii) the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution), as of the expiration of such tender or exchange offer (other than consideration payable in respect of any odd lot tender offer), of consideration payable in respect of any other tender or exchange offer, by the Company or any subsidiary of the Company for all or any portion of the Common Stock expiring within the 12 months preceding the expiration of such tender or exchange offer and in respect of which no adjustment pursuant to paragraph (5) of this Section or this paragraph (6) has been made and (iii) the aggregate amount of any distributions to all holders of the Company's Common Stock made exclusively in cash (other than regular quarterly cash dividends) within the 12 months preceding the expiration of such tender or exchange offer and in respect of which no adjustment pursuant to paragraph (5) of this Section or this paragraph (6) has been made, exceeds ___% of the product of the Current Market Price per share of the Common Stock as of the last time (the "Expiration Time") tenders could have been made pursuant to such tender or exchange offer (as it may be amended) times the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time, then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time, the Settlement Rate shall be adjusted so that the same shall equal the rate determined by dividing the Settlement Rate immediately prior to the close of business on the date of the Expiration Time by a fraction (A) the numerator of which shall be equal to (x) the product of (I) the Current Market Price per share of the Common Stock on the date of the Expiration Time and (II) the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time less (y) the amount of cash plus the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the transactions described in clauses (i), (ii) and (iii) above (assuming in the case of clause (i) the acceptance, up to any maximum specified in the terms of the tender or exchange offer, of Purchased Shares), and (B) the denominator of which shall be equal to the product of (x) the Current Market Price per share of the Common Stock as of the Expiration Time and (y) the number of shares of Common Stock outstanding (including any tendered shares) as of the Expiration Time less the number of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares").

                  (7) Reclassification. The reclassification of Common Stock into securities including securities other than Common Stock (other than any reclassification upon a Reorganization Event to which Section 5.6(b) applies) shall be deemed to involve (i) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of stockholders entitled to receive such distribution" and "the date fixed for such determination" within the meaning of paragraph (4) of this Section), and (ii) a subdivision, split or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision or split becomes effective" or "the day upon which such combination becomes effective", as the case may be, and "the day upon which such subdivision, split or combination becomes effective" within the meaning of paragraph (3) of this Section).

                  (8) Current Market Price. The "Current Market Price" per share of the Common Stock means (a) on any day the average of the Closing Prices for the five consecutive Trading Days selected by the Company commencing not more than 20 Trading Days before, and ending not later than, the earlier of the day preceding the day in question and the day before the "ex date" with respect to the issuance or distribution requiring such computation, (b) in the case of any Spin-Off that is effected simultaneously with an Initial Public Offering of the securities being distributed in the Spin-Off, the Closing Price of the Common Stock on the Trading Day on which the initial public offering price of the securities being distributed in the Spin-Off is determined, and (c) in the case of any other Spin-Off, the average of the Closing Prices of the Common Stock over the first 10 Trading Days after the effective date of such Spin-Off. For purposes of this paragraph, the term "ex date," when used with respect to any issuance or distribution, shall mean the first date on which the Common Stock trades regular way on such exchange or in such market without the right to receive such issuance or distribution.

                  (9) Calculation of Adjustments. All adjustments to the Settlement Rate shall be calculated to the nearest 1/10,000th of a share of Common Stock (or if there is not a nearest 1/10,000th of a share to the next lower 1/10,000th of a share). No adjustment in the Settlement Rate shall be required unless such adjustment would require an increase or decrease of at least one percent therein; provided, however, that any adjustments which by reason of this subparagraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment. If an adjustment is made to the Settlement Rate pursuant to paragraph (1), (2), (3), (4), (5), (6), (7) or
(10) of this Section 5.6(a), an adjustment shall also be made to the Applicable Market Value solely to determine which of clauses (i), (ii) or (iii) of the definition of Settlement Rate in Section 5.1(a) will apply on the Stock Purchase Date. Such adjustment shall be made by multiplying the Applicable Market Value by a fraction, the numerator of which shall be the Settlement Rate immediately after such adjustment pursuant to paragraph (1), (2), (3), (4), (5), (6), (7) or
(10) of this Section 5.6(a) and the denominator of which shall be the Settlement Rate immediately before such adjustment; provided, however, that if such adjustment to the Settlement Rate is required to be made pursuant to the occurrence of any of the events contemplated by paragraph (1), (2), (3), (4),
(5), (7) or (10) of this Section 5.6(a) during the period taken into consideration for determining the Applicable Market Value, appropriate and customary adjustments shall be made to the Settlement Rate.

                  (10) Increase of Settlement Rate. The Company may make such increases in the Settlement Rate, in addition to those required by this Section, as it considers to be advisable in order to avoid or diminish any income tax to any holders of shares of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes or for any other reasons.

         (b) Adjustment for Consolidation, Merger or Other Reorganization Event.

         In the event of

                  (1) any consolidation or merger of the Company with or into another Person (other than a merger or consolidation in which the Company is the continuing corporation and in which the Common Stock outstanding immediately prior to the merger or consolidation is not exchanged for cash, securities or other property of the Company or another corporation),

                  (2) any sale, transfer, lease or conveyance to another Person of the property of the Company as an entirety or substantially as an entirety,

                  (3) any statutory exchange of securities of the Company with another Person (other than in connection with a merger or acquisition), or

                  (4) any liquidation, dissolution or winding up of the Company other than as a result of or after the occurrence of a Termination Event (any such event, a "Reorganization Event"), each share of Common Stock covered by each Purchase Contract forming a part of a Unit immediately prior to such Reorganization Event shall, after such Reorganization Event, be converted for purposes of the Purchase Contract into the kind and amount of securities, cash and other property receivable in such Reorganization Event (without any interest thereon, and without any right to dividends or distribution thereon which have a record date that is prior to the Stock Purchase Date) per share of Common Stock by a holder of Common Stock that (i) is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be (any such Person, a "Constituent Person"), or an Affiliate of a Constituent Person to the extent such Reorganization Event provides for different treatment of Common Stock held by Affiliates of the Company and non-Affiliates, and (ii) failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such Reorganization Event (provided that if the kind or amount of securities, cash and other property receivable upon such Reorganization Event is not the same for each share of Common Stock held immediately prior to such Reorganization Event by other than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("Non-electing Share"), then for the purpose of this Section the kind and amount of securities, cash and other property receivable upon such Reorganization Event by each Non-electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-electing Shares). On the Stock Purchase Date, the Settlement Rate then in effect will be applied to the value on the Stock Purchase Date of such securities, cash or other property.

         In the event of such a Reorganization Event, the Person formed by such consolidation, merger or exchange or the Person which acquires the assets of the Company or, in the event of a liquidation or dissolution of the Company, the Company or a liquidating trust created in connection therewith, shall execute and deliver to the Agent an agreement supplemental hereto providing that the Holder of each Outstanding Unit shall have the rights provided by this Section
5.6. Such supplemental agreement shall provide for adjustments which, for events subsequent to the effective date of such supplemental agreement, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section. The above provisions of this Section shall similarly apply to successive Reorganization Events.

SECTION 5.7 NOTICE OF ADJUSTMENTS AND CERTAIN OTHER EVENTS.

         (a) Whenever the Settlement Rate is adjusted as herein provided, the Company shall:

                  (i) forthwith compute the Settlement Rate in accordance with
         Section 5.6 and prepare and transmit to the Agent a Company Certificate setting forth the Settlement Rate, the method of calculation thereof in reasonable detail, and the facts requiring such adjustment and upon which such adjustment is based; and

                  (ii) as soon as practicable following the occurrence of an event that requires or permits an adjustment to the Settlement Rate pursuant to Section 5.6 (or if the Company is not aware of such occurrence, as soon as practicable after becoming so aware), provide a written notice to the Agent of the occurrence of such event and a statement setting forth in reasonable detail the method by which the adjustment to the Settlement Rate was determined and setting forth the adjusted Settlement Rate.

         (b) The Agent shall not at any time be under any duty or responsibility to any Holder of Units to determine whether any facts exist which may require any adjustment of the Settlement Rate, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed in making the same. The Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, which may at the time be issued or delivered with respect to any Purchase Contract, and the Agent makes no representation with respect thereto. The Agent shall not be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock pursuant to a Purchase Contract or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article.

SECTION 5.8 TERMINATION EVENT; NOTICE.

         The Purchase Contracts and all obligations and rights of the Company and the Holders thereunder, including, without limitation, the rights of Holders to receive accumulated Contract Adjustment Payments, if any, or any Deferred Contract Adjustment Payments and obligations of the Holders to purchase Common Stock, will immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Agent or the Company, if, on or prior to the Stock Purchase Date, a Termination Event shall have occurred. Upon and after the occurrence of a Termination Event, the Normal Units shall thereafter represent the right to receive the Notes or the appropriate Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio, as the case may be, forming a part of such Normal Units, and the Stripped Units shall thereafter represent the right to receive the Treasury Securities forming a part of such Stripped Units, in each case in accordance with the provisions of
Section 4.3 of the Pledge Agreement. Upon the occurrence of a Termination Event, the Company shall promptly but in no event later than two Business Days thereafter give written notice to the Agent, the Collateral Agent and to the Holders, at their addresses as they appear in the Register.

SECTION 5.9 EARLY SETTLEMENT.

         (a) Subject to and upon compliance with the provisions of this Section 5.9, Purchase Contracts underlying Units having an aggregate Stated Amount equal to $1,000 or an integral multiple thereof, may, at the option of the Holder thereof, be settled early ("Early Settlement") on or prior to 10:00 a.m., New York City time, on the seventh Business Day immediately preceding the Stock Purchase Date. In order to exercise the right to effect Early Settlement with respect to any Purchase Contracts, the Holder of the Certificate evidencing the related Units shall deliver such Certificate to the Agent at the Corporate Trust Office duly endorsed for transfer to the Company or in blank with the form of "Election to Settle Early" on the reverse thereof duly completed and accompanied by payment payable to the Company in immediately available funds in an amount (the "Early Settlement Amount") equal to (A) the product of (i) the Stated Amount of such Units multiplied by (ii) the number of Purchase Contracts with respect to which the Holder has elected to effect Early Settlement, plus (B) if such delivery is made with respect to any Purchase Contracts during the period from close of business on any Record Date next preceding any Payment Date to the opening of business on such Payment Date, an amount equal to the Contract Adjustment Payments, if any, payable on such Payment Date with respect to such Purchase Contracts; provided that no payment shall be required pursuant to clause (B) of this sentence if the Company shall have elected to defer the Contract Adjustment Payments which would otherwise be payable on such Payment Date. Except as provided in the immediately preceding sentence and subject to
Section 5.2(d), no payment or adjustment shall be made upon Early Settlement of any Purchase Contract on any Contract Adjustment Payments accrued on such Purchase Contract or on account of any dividends on the Common Stock issued upon such Early Settlement. If the foregoing requirements are first satisfied with respect to Purchase Contracts underlying any Unit at or prior to 5:00 p.m., New York City time, on a Business Day, such day shall be the "Early Settlement Date" with respect to such Unit and if such requirements are first satisfied after 5:00 p.m., New York City time, on a Business Day or on a day that is not a Business Day, the "Early Settlement Date" with respect to such Units shall be the next succeeding Business Day.

         (b) Upon Early Settlement of any Purchase Contract by the Holder of the related Units, the Company shall issue, and the Holder shall be entitled to receive, ______ shares of Common Stock on account of such Purchase Contract (the "Early Settlement Rate"). The Early Settlement Rate shall be adjusted in the same manner and at the same time as the Settlement Rate is adjusted. As promptly as practicable after Early Settlement of Purchase Contracts in accordance with the provisions of this Section 5.9, the Company shall issue and shall deliver to the Agent at the Corporate Trust Office a certificate or certificates for the full number of shares of Common Stock issuable upon such Early Settlement together with payment in lieu of any fraction of a share, as provided in Section 5.12.

         (c) No later than the third Business Day after the applicable Early Settlement Date the Company shall cause (i) the shares of Common Stock issuable upon Early Settlement of Purchase Contracts to be issued and delivered, and (ii) the related Pledged Notes, Pledged Treasury Consideration or Pledged Applicable Ownership Interest in the Treasury Portfolio, in the case of Normal Units, or the related Pledged Treasury Securities, in the case of Stripped Units, to be released from the Pledge by the Collateral Agent and transferred, in each case, to the Agent for delivery to the Holder thereof or the Holder's designee.

         (d) Upon Early Settlement of any Purchase Contracts, and subject to receipt of shares of Common Stock from the Company and the Pledged Notes, Pledged Treasury Consideration, Pledged Applicable Ownership Interest in the Treasury Portfolio, or Pledged Treasury Securities, as the case may be, from the Collateral Agent, as applicable, the Agent shall, in accordance with the instructions provided by the Holder thereof on the applicable form of Election to Settle Early on the reverse of the Certificate evidencing the related Units,
(i) transfer to the Holder the Pledged Notes, Pledged Treasury Consideration, Pledged Applicable Ownership Interest in the Treasury Portfolio, or Pledged Treasury Securities, as the case may be, forming a part of such Units, and (ii) deliver to the Holder a certificate or certificates for the full number of shares of Common Stock issuable upon such Early Settlement together with payment in lieu of any fraction of a share, as provided in Section 5.12.

         (e) In the event that Early Settlement is effected with respect to Purchase Contracts underlying less than all the Units evidenced by a Certificate, upon such Early Settlement the Company shall execute and the Agent shall authenticate, countersign and deliver to the Holder thereof, at the expense of the Company, a Certificate evidencing the Units as to which Early Settlement was not effected.

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

SECTION 5.10 EARLY SETTLEMENT UPON CASH MERGER.

         (a) In the event of a merger or consolidation of the Company of the type described in clause (1) of Section 5.6(b) in which the Common Stock outstanding immediately prior to such merger or consolidation is exchanged for consideration consisting of at least ___% cash or cash equivalents (any such event a "Cash Merger"), then the Company (or the successor to the Company hereunder) shall be required to offer the Holder of each Unit the right to settle the Purchase Contract underlying such Unit prior to the Stock Purchase Date ("Merger Early Settlement") as provided herein. On or before the fifth Business Day after the consummation of a Cash Merger, the Company or, at the request and expense of the Company, the Agent, shall give all Holders notice of the occurrence of the Cash Merger and of the right of Merger Early Settlement arising as a result thereof. The Company shall also deliver a copy of such notice to the Agent and the Collateral Agent.

         Each such notice shall contain:

                  (i) the date, which shall be not less than 20 nor more than 30 calendar days after the date of such notice, on which the Merger Early Settlement will be effected (the "Merger Early Settlement Date");

                  (ii) the date, which shall be on or one Business Day prior to the Merger Early Settlement Date, by which the Merger Early Settlement right must be exercised;

                  (iii) the Settlement Rate in effect as a result of such Cash Merger and the kind and amount of cash, securities and other property receivable by the Holder upon settlement of each Purchase Contract pursuant to Section 5.6(b);

                  (iv) a statement to the effect that all or a portion of the Purchase Price payable by the Holder to settle the Purchase Contract will be offset against the amount of cash so receivable upon exercise of Merger Early Settlement, as applicable; and

                  (v) the instructions a Holder must follow to exercise the Merger Early Settlement right.

         (b) To exercise a Merger Early Settlement right, a Holder shall deliver to the Agent at the Corporate Trust Office at or before 5:00 p.m., New York City time on the date specified in the notice, the Certificate(s) evidencing the Units with respect to which the Merger Early Settlement right is being exercised duly endorsed for transfer to the Company or in blank with the form of "Election to Settle Early" on the reverse thereof duly completed and accompanied by payment payable to the Company in immediately available funds in an amount equal to the Early Settlement Amount less the amount of cash that otherwise would be deliverable by the Company or its successor upon settlement of the Purchase Contract in lieu of Common Stock pursuant to Section 5.6(b) and as described in the notice to Holders (the "Merger Early Settlement Amount").

         (c) On the Merger Early Settlement Date, the Company shall deliver or cause to be delivered (i) the net cash, securities and other property to be received by such exercising Holder, equal to the Settlement Rate as adjusted pursuant to Section 5.6, in respect of the number of

Purchase Contracts for which such Merger Early Settlement right was exercised, and (ii) the related Pledged Notes, Pledged Treasury Consideration or Pledged Applicable Ownership Interest in the Treasury Portfolio, in the case of Normal Units, or Pledged Treasury Securities, in the case of Stripped Units, to be released from the Pledge by the Collateral Agent and transferred, in each case, to the Agent for delivery to the Holder thereof or its designee. In the event a Merger Early Settlement right shall be exercised by a Holder in accordance with the terms hereof, all references herein to Stock Purchase Date shall be deemed to refer to such Merger Early Settlement Date.

         (d) Upon Merger Early Settlement of any Purchase Contracts, and subject to receipt of such net cash, securities or other property from the Company and the Pledged Notes, Pledged Treasury Consideration, Pledged Applicable Ownership Interest in the Treasury Portfolio or Pledged Treasury Securities, as the case may be, from the Collateral Agent, as applicable, the Agent shall, in accordance with the instructions provided by the Holder thereof on the applicable form of Election to Settle Early on the reverse of the Certificate evidencing the related Units, (i) transfer to the Holder the Pledged Notes, Pledged Treasury Consideration, Pledged Applicable Ownership Interest in the Treasury Portfolio, or Pledged Treasury Securities, as the case may be, forming a part of such Units, and (ii) deliver to the Holder such net cash, securities or other property issuable upon such Merger Early Settlement together with payment in lieu of any fraction of a share, as provided in Section 5.12.

         (e) In the event that Merger Early Settlement is effected with respect to Purchase Contracts underlying less than all the Units evidenced by a Certificate, upon such Merger Early Settlement the Company (or the successor to the Company hereunder) shall execute and the Agent shall authenticate, countersign and deliver to the Holder thereof, at the expense of the Company, a Certificate evidencing the Units as to which Merger Early Settlement was not effected.

SECTION 5.11 CHARGES AND TAXES.

         The Company will pay all stock transfer and similar taxes attributable to the initial issuance and delivery of the shares of Common Stock pursuant to the Purchase Contracts and in payment of any Deferred Contract Adjustment Payments; provided, that the Company shall not be required to pay any such tax or taxes which may be payable in respect of any exchange of or substitution for a Certificate evidencing a Unit or any issuance of a share of Common Stock in a name other than that of the registered Holder of a Certificate surrendered in respect of the Units evidenced thereby, other than in the name of the Agent, as custodian for such Holder, and the Company shall not be required to issue or deliver such share certificates or Certificates unless and until the Person or Persons requesting the transfer or issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

SECTION 5.12 NO FRACTIONAL SHARES.

         No fractional shares or scrip representing fractional shares of Common Stock shall be issued or delivered upon settlement on the Stock Purchase Date or upon Early Settlement or Merger Early Settlement of any Purchase Contracts. If Certificates evidencing more than one

Purchase Contract shall be surrendered for settlement at one time by the same Holder, the number of full shares of Common Stock which shall be delivered upon settlement shall be computed on the basis of the aggregate number of Purchase Contracts evidenced by the Certificates so surrendered. Instead of any fractional share of Common Stock which would otherwise be deliverable upon settlement of any Purchase Contracts on the applicable Settlement Date or upon Early Settlement or Merger Early Settlement, the Company, through the Agent, shall make a cash payment in respect of such fractional shares in an amount equal to the value of such fractional shares times the Applicable Market Value. The Company shall provide the Agent from time to time with sufficient funds to permit the Agent to make all cash payments required by this Section 5.12 in a timely manner.

                                   ARTICLE VI.

                                    REMEDIES

SECTION 6.1 UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PURCHASE CONTRACT
            ADJUSTMENT PAYMENTS AND PURCHASE COMMON STOCK.

         The Holder of any Unit shall have the right, which is absolute and unconditional,

         (a) subject to the right of the Company to defer payment thereof pursuant to Section 5.3, and to the forfeiture of any Deferred Contract Adjustment Payments upon Early Settlement pursuant to Section 5.9 or upon Merger Early Settlement pursuant to Section 5.10 or upon the occurrence of a Termination Event, to receive payment of each installment of the Contract Adjustment Payments, if any, with respect to the Purchase Contract constituting a part of such Unit on the respective Payment Date for such Unit and to institute suit for the enforcement of such right to receive Contract Adjustment Payments, and

         (b) to purchase Common Stock pursuant to the Purchase Contract constituting a part of such Unit and to institute suit for the enforcement of any such right to purchase Common Stock, and such rights shall not be impaired without the consent of such Holder.

SECTION 6.2 RESTORATION OF RIGHTS AND REMEDIES.

         If any Holder has instituted any proceeding to enforce any right or remedy under this Agreement and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to such Holder, then and in every such case, subject to any determination in such proceeding, the Company and such Holder shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of such Holder shall continue as though no such proceeding had been instituted.

SECTION 6.3 RIGHTS AND REMEDIES CUMULATIVE.

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates in Section 3.10(f), no right or remedy herein conferred upon or reserved to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 6.4 DELAY OR OMISSION NOT WAIVER.

         No delay or omission of any Holder to exercise any right or remedy upon a Default shall impair any such right or remedy or constitute a waiver of any such right. Every right and remedy given by this Article or by law to the Holders may be exercised from time to time, and as often as may be deemed expedient, by such Holders.

SECTION 6.5 UNDERTAKING FOR COSTS.

         All parties to this Agreement agree, and each Holder of a Unit, by its acceptance of such Unit shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Agreement, or in any suit against the Agent for any action taken, suffered or omitted by it as Agent, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Agent, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than ___% of the Outstanding Units, or to any suit instituted by any Holder for the enforcement of distributions on any Notes on any Purchase Contract on or after the respective Payment Date therefor in respect of any Unit held by such Holder, or for enforcement of the right to purchase shares of Common Stock under the Purchase Contract constituting part of any Unit held by such Holder.

SECTION 6.6 WAIVER OF STAY OR EXTENSION LAWS.

         The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Agreement; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE VII.

                                   THE AGENT

SECTION 7.1 CERTAIN DUTIES AND RESPONSIBILITIES.

         (a) Prior to a Default and after the curing or waiving of all such Defaults that may have occurred,

                  (1) the Agent undertakes to perform, with respect to the Units, such duties and only such duties as are specifically set forth in this Agreement and no implied covenants or obligations shall be read into this Agreement against the Agent; and

                  (2) the Agent may, with respect to the Units, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, in the absence of bad faith on the part of the Agent, upon certificates or opinions furnished to the Agent and conforming to the requirements of this Agreement; but in the case of any certificates or opinions which by any provision hereof are specifically required to be furnished to the Agent, the Agent shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement.

         (b) No provision of this Agreement shall be construed to relieve the Agent from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                  (1) this subsection shall not be construed to limit the effect of subsection (a) of this Section;

                  (2) the Agent shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Agent was negligent in ascertaining the pertinent facts; and

                  (3) no provision of this Agreement shall require the Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers.

         (c) Whether or not therein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Agent shall be subject to the provisions of this Section.

         (d) The Agent is authorized to execute, deliver and perform the Pledge Agreement in its capacity as Agent and to grant the Pledge. The Agent shall be entitled to all of the rights, privileges, immunities and indemnities contained in this Agreement with respect to any duties of the Agent under, or actions taken by the Agent pursuant to, such Pledge Agreement and any Remarketing Agreement entered into by the Agent to effectuate Section 5.4 hereof or Section
6.3 of the Pledge Agreement.

         (e) In case a Default has occurred (that has not been cured or waived), and is actually known by a Responsible Officer of the Agent, the Agent shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise thereof, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

         (f) At the request of the Company, the Agent is authorized to execute and deliver one or more Remarketing Agreements to, among other things, effectuate Section 5.4

SECTION 7.2 NOTICE OF DEFAULT.

         Within 30 days after the occurrence of any Default by the Company hereunder of which a Responsible Officer of the Agent has actual knowledge, the Agent shall transmit by mail to the Company and the Holders of Units, as their names and addresses appear in the Register, notice of such Default hereunder, unless such Default shall have been cured or waived; provided that, except for a Default in any payment obligation hereunder, the Agent shall be protected in withholding such notice if and so long as a Responsible Officer of the Agent in good faith determines that the withholding of such notice is in the interests of the Holders of the Units.

SECTION 7.3 CERTAIN RIGHTS OF AGENT.

         Subject to the provisions of Section 7.1:

         (a) the Agent may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Certificate, Issuer Order or Issuer Request, and any resolution of the Board of Directors of the Company may be sufficiently evidenced by a Board Resolution;

         (c) whenever in the administration of this Agreement the Agent shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Agent (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon a Company Certificate;

         (d) the Agent may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (e) the Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Agent, in its discretion, may make reasonable further inquiry or investigation into such facts or matters related to the execution, delivery and performance of the Purchase Contracts as it may see fit, and, if the Agent shall determine to make such further inquiry or investigation, it shall be given a reasonable opportunity to examine the books, records and premises of the Company, personally or by agent or attorney;

         (f) the Agent may execute any of the powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or an Affiliate of the Agent and the Agent shall not be responsible for any misconduct or negligence on the part of any agent or attorney or an Affiliate appointed with due care by it hereunder;

         (g) the rights, privileges, protections, immunities and benefits given to the Agent, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Agent in each of its capacities hereunder;

         (h) the Agent shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement at the request or direction of any of the Holders pursuant to this

Agreement, unless such Holders shall have offered to the Agent security or indemnity satisfactory to the Agent against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction; and

         (i) the Agent shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement.

SECTION 7.4 NOT RESPONSIBLE FOR RECITALS, ETC.

         The recitals contained herein and in the Certificates shall be taken as the statements of the Company and the Agent assumes no responsibility for their accuracy. The Agent makes no representations as to the validity or sufficiency of either this Agreement or of the Units, or of the Pledge Agreement or the Pledge. The Agent shall not be accountable for the use or application by the Company of the proceeds in respect of the Purchase Contracts.

SECTION 7.5 MAY HOLD UNITS AND OTHER DEALINGS.

         Any Registrar or any other agent of the Company, or the Agent and its Affiliates, in their individual or any other capacity, may become the owner or pledgee of Units and may otherwise deal with the Company, the Collateral Agent or any other Person with the same rights it would have if it were not Registrar or such other agent, or the Agent. The Agent and its Affiliates may (without having to account therefor to the Company or any Holder of Units or holder of Separate Notes) accept deposits from, lend money to, make their investments in and generally engage in any kind of banking, trust or other business with the Company, any Holder of Units and any holder of Separate Notes (and any of their respective subsidiaries or Affiliates) as if it were not acting as the Agent and the Agent and their Affiliates may accept fees and other consideration from the Company, any Holder of Units or any holder of Separate Notes without having to account for the same to any such Person.

SECTION 7.6 MONEY HELD IN CUSTODY.

         Money held by the Agent in custody hereunder need not be segregated from the Agent's other funds except to the extent required by law or provided herein. The Agent shall be under no obligation to invest or pay interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

SECTION 7.7 COMPENSATION AND REIMBURSEMENT.

         The Company agrees:

         (a) to pay to the Agent from time to time compensation for all services rendered by it hereunder as shall be agreed in writing between the Company and the Agent;

         (b) except as otherwise expressly provided herein, to reimburse the Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by the Agent in accordance with any provision of this Agreement (including the reasonable compensation and the reasonable expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence, willful misconduct or bad faith; and

         (c) to indemnify the Agent and any predecessor Agent for, and to hold it harmless against, any loss, liability or reasonable out-of-pocket expense incurred without negligence, willful misconduct or bad faith on its part, arising out of or in connection with the acceptance or administration of its duties hereunder, including the costs and expenses (including reasonable fees and expenses of counsel) of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties under this Agreement. The Agent shall each promptly notify the Company of any third party claim which may give rise to the indemnity hereunder and give the Company the opportunity to participate in the defense of such claim with counsel reasonably satisfactory to the indemnified party, and no such claim shall be settled without the written consent of the Company, which consent shall not be unreasonably withheld.

         "Agent" for purposes of this Section 7.7 shall include any predecessor Agent; provided, however, that the negligence or bad faith of any Agent hereunder shall not affect the rights of any other Agent hereunder.

         When the Agent incurs expenses or renders services in an action or proceeding commenced pursuant to Section 4.3 of the Pledge Agreement upon the occurrence of a Termination Event, the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency or other similar law.

         The provisions of this Section 7.7 shall survive the termination of this Agreement and the Pledge Agreement.

SECTION 7.8 CORPORATE AGENT REQUIRED; ELIGIBILITY.

         There shall at all times be an Agent hereunder which shall be (i) not an Affiliate of the Company and (ii) a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having (or being a member of a bank holding company having) a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority and having a Corporate Trust Office in the Borough of Manhattan, The City of New York, if there be such a corporation, qualified and eligible under this Article and willing to act on reasonable terms. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 7.9 RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

         (a) No resignation or removal of the Agent and no appointment of a successor Agent pursuant to this Article shall become effective until the acceptance of appointment by the successor Agent in accordance with the applicable requirements of Section 7.10.

         (b) The Agent may resign at any time by giving written notice thereof to the Company 60 days prior to the effective date of such resignation. If the instrument of acceptance by a successor Agent required by Section 7.10 shall not have been delivered to the Agent within 30 days after the giving of such notice of resignation, the resigning Agent may petition any court of competent jurisdiction for the appointment of a successor Agent.

         (c) The Agent may be removed at any time by Act of the Holders of a majority in number of the Outstanding Units delivered to the Agent and the Company.

         (d) If at any time:

                  (1) the Agent fails to comply with Section 310(b) of the TIA, after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Unit for at least six months; or

                  (2) the Agent shall cease to be eligible under Section 7.8 and shall fail to resign after written request therefor by the Company or by any such Holder; or

                  (3) the Agent shall become incapable of acting or shall be adjudged bankrupt or insolvent or a receiver of the Agent or of its property shall be appointed or any public officer shall take charge or control of the Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, (x) the Company by a Board Resolution may remove the Agent, or (y) any Holder who has been a bona fide Holder of a Unit for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Agent and the appointment of a successor Agent.

         (e) If the Agent shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the Corporate Trust Office of the Agent for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Agent and shall comply with the applicable requirements of Section
7.10. If no successor Agent shall have been so appointed by the Company and accepted appointment in the manner required by Section 7.10, the Agent or any Holder who has been a bona fide Holder of a Unit for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Agent.

         (f) The Company shall give, or shall cause such successor Agent to give, notice of each resignation and each removal of the Agent and each appointment of a successor Agent by mailing written notice of such event by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the applicable Register. Each notice shall include the name of the successor Agent and the address of its Corporate Trust Office.

         (g) If the Agent has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the TIA, the Agent and the Company shall in all respects comply with the provisions of Section 310(b) of the TIA.

SECTION 7.10 ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

         (a) In case of the appointment hereunder of a successor Agent, every such successor Agent so appointed shall execute, acknowledge and deliver to the Company and to the retiring Agent an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Agent shall become effective and such successor Agent, without any further act, deed or conveyance, shall become vested with all the rights, powers, agencies and duties of the retiring Agent; but, on the request of the Company or the successor Agent, such retiring Agent shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Agent all the rights, powers and trusts of the retiring Agent and shall duly assign, transfer and deliver to such successor Agent all property and money held by such retiring Agent hereunder.

         (b) Upon request of any such successor Agent, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Agent all such rights, powers and agencies referred to in paragraph (a) of this Section.

         (c) No successor Agent shall accept its appointment unless at the time of such acceptance such successor Agent shall be qualified and eligible under this Article.

SECTION 7.11 MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

         Any Person into which the Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Agent shall be a party, or any Person succeeding to all or substantially all the corporate trust business of the Agent, shall be the successor of the Agent hereunder, provided such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Certificates shall have been authenticated and executed on behalf of the Holders, but not delivered, by the Agent then in office, any successor by merger, conversion or consolidation to such Agent shall adopt such authentication and execution and deliver the Certificates so authenticated and executed with the same effect as if such successor Agent had itself authenticated and executed such Units.

SECTION 7.12 PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS.

         (a) The Agent shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders received by the Agent in its capacity as Registrar.

         (b) If three or more Holders (herein referred to as "Applicants") apply in writing to the Agent, and furnish to the Agent reasonable proof that each such applicant has owned a Unit for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Agreement or under the Units and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Agent shall mail to all the Holders copies of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Agent of the materials to be mailed and of payment, or provision for the payment, of the reasonable expenses of such mailing.

SECTION 7.13 NO OBLIGATIONS OF AGENT.

         Except to the extent otherwise provided in this Agreement or the Pledge Agreement, the Agent assumes no obligation and shall not be subject to any liability under this Agreement, the Pledge Agreement or any Purchase Contract in respect of the obligations of the Holder of any Unit thereunder. The Company agrees, and each Holder of a Certificate, by such Holder's acceptance thereof, shall be deemed to have agreed, that the Agent's execution of the Certificates on behalf of the Holders shall be solely as agent and attorney-in-fact for the Holders, and that the Agent shall have no obligation to perform such Purchase Contracts on behalf of the Holders, except to the extent expressly provided in
Article V.

SECTION 7.14 TAX COMPLIANCE.

         (a) The Agent, on its own behalf and on behalf of the Company, will comply with all applicable certification, information reporting and withholding (including "backup" withholding) requirements imposed by applicable tax laws, regulations or administrative practice with respect to (i) any payments made with respect to the Units or (ii) the issuance, delivery, holding, transfer, redemption or exercise of rights under the Units. Such compliance shall include, without limitation, the preparation and timely filing of required returns and the timely payment of all amounts required to be withheld to the appropriate taxing authority or its designated agent.

         (b) The Agent shall comply with any written direction received from the Company with respect to the application of such requirements to particular payments or Holders or in other particular circumstances, and may for purposes of this Agreement conclusively rely on any such direction in accordance with the provisions of Section 7.1(a)(2).

         (c) The Agent shall maintain all appropriate records documenting compliance with such requirements, and shall make such records available, on written request, to the Company or its authorized representative within a reasonable period of time after receipt of such request.

                                  ARTICLE VIII.

                             SUPPLEMENTAL AGREEMENTS

SECTION 8.1 SUPPLEMENTAL AGREEMENTS WITHOUT CONSENT OF HOLDERS.

         Without the consent of any Holders, the Company and the Agent, at any time and from time to time, may enter into one or more agreements supplemental hereto, in form satisfactory to the Company and the Agent, for any of the following purposes:

         (a) to evidence the succession of another Person to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Certificates; or

         (b) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or

         (c) to evidence and provide for the acceptance of appointment hereunder by a successor Agent; or

         (d) to make provision with respect to the rights of Holders pursuant to the requirements of Section 5.6(b) or 5.10; or

         (e) to cure any ambiguity, to correct or supplement any provisions herein which may be inconsistent with any other provisions herein, or to make any other provisions with respect to such matters or questions arising under this Agreement, provided such action shall not adversely affect the interests of the Holders.

SECTION 8.2 SUPPLEMENTAL AGREEMENTS WITH CONSENT OF HOLDERS.

         (a) With the consent of the Holders of not less than a majority of the outstanding Purchase Contracts voting together as one class, by Act of said Holders delivered to the Company and the Agent, the Company, when authorized by a Board Resolution, and the Agent may enter into an agreement or agreements supplemental hereto for the purpose of modifying in any manner the terms of the Purchase Contracts, or the provisions of this Agreement or the rights of the Holders in respect of the Units; provided, however, that, except as contemplated herein, no such supplemental agreement shall, without the consent of the Holder of each Outstanding Unit affected thereby:

                  (1) change any Payment Date;

                  (2) change the amount or the type of Collateral required to be Pledged to secure a Holder's obligations under the Purchase Contract, impair the right of the Holder of any Purchase Contract to receive distributions on the related Collateral (except for the rights of Holders of Normal Units to substitute the Treasury Securities for the Pledged Notes, Pledged Treasury Consideration or Pledged Applicable Ownership Interest in the Treasury Portfolio, or the rights of holders of Stripped Units to substitute Notes or appropriate Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio for the Pledged Treasury Securities) or otherwise materially adversely affect the Holder's rights in or to such Collateral;

                  (3) reduce any Contract Adjustment Payments, if any, or any Deferred Contract Adjustment Payment, or change any place where, or the coin or currency in which, any Contract Adjustment Payment is payable or increase any amounts payable by Holders in respect of the Units or decrease any other amounts receivable by Holders in respect of the Units;

                  (4) impair the right to institute suit for the enforcement of any Purchase Contract, any Contract Adjustment Payment, if any, or any Deferred Contract Adjustment Payment, if any;

                  (5) reduce the number of shares of Common Stock to be purchased pursuant to any Purchase Contract, increase the price to purchase shares of Common Stock upon settlement of any Purchase Contract, change the Stock Purchase Date or otherwise materially adversely affect the Holder's rights under any Purchase Contract; or

                  (6) reduce the percentage of the outstanding Purchase Contracts the consent of whose Holders is required for any such supplemental agreement;

provided, that if any amendment or proposal referred to above would adversely affect only the Normal Units or the Stripped Units, then only the affected class of Holders as of the record date for the Holders entitled to vote thereon will be entitled to vote on or consent to such amendment or proposal, and such amendment or proposal shall not be effective except with the consent of Holders of not less than a majority of such class; provided further, however, that no such agreement, whether with or without the consent of Holders, shall affect
Section 3.16.

         (b) It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental agreement, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 8.3 EXECUTION OF SUPPLEMENTAL AGREEMENTS.

         In executing, or accepting the additional agencies created by, any supplemental agreement permitted by this Article or the modifications thereby of the agencies created by this Agreement, the Agent shall be entitled to receive and (subject to Section 7.1) shall be fully protected in relying upon, an Officer's Certificate and Opinion of Counsel stating that the execution of such supplemental agreement is authorized or permitted by this Agreement. The Agent may, but shall not be obligated to, enter into any such supplemental agreement which affects the Agent's own rights, duties or immunities under this Agreement or otherwise.

SECTION 8.4 EFFECT OF SUPPLEMENTAL AGREEMENTS.

         Upon the execution of any supplemental agreement under this Article, this Agreement shall be modified in accordance therewith, and such supplemental agreement shall form a part of this Agreement for all purposes; and every Holder of Certificates theretofore or thereafter authenticated, executed on behalf of the Holders and delivered hereunder shall be bound thereby.

SECTION 8.5 REFERENCE TO SUPPLEMENTAL AGREEMENTS.

         Certificates authenticated, executed on behalf of the Holders and delivered after the execution of any supplemental agreement pursuant to this Article may, and shall if required by the Agent, bear a notation in form approved by the Agent as to any matter provided for in such supplemental agreement. If the Company shall so determine, new Certificates so modified as to conform, in the opinion of the Agent and the Company, to any such supplemental agreement may be prepared and executed by the Company and authenticated, executed on behalf of the Holders and delivered by the Agent in exchange for Outstanding Certificates.

                                   ARTICLE IX.

                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE

SECTION 9.1 COVENANT NOT TO MERGE, CONSOLIDATE, SELL OR CONVEY PROPERTY EXCEPT
            UNDER CERTAIN CONDITIONS.

         The Company covenants that it will not (a) merge with or into or consolidate with any other Person or (b) sell, assign, transfer, lease or convey all or substantially all of its properties and assets to any Person or group of affiliated Persons in one transaction or a series of related transactions, unless (i) either the Company shall be the continuing entity, or the successor (if other than the Company) shall be a Person, other than an individual, organized and existing under the laws of the United States of America or a State thereof or the District of Columbia and such corporation shall expressly assume all the obligations of the Company under this Agreement, the Purchase Contracts, the Remarketing Agreement and the Pledge Agreement by one or more supplemental agreements in form reasonably satisfactory to the Agent and the Collateral Agent, executed and delivered to the Agent and the Collateral Agent by such Person, and (ii) the Company or such successor, as the case may be, shall not, immediately after such merger or consolidation, or such sale, assignment, transfer, lease or conveyance, be in default in the performance of any covenant or condition hereunder, under any of the Purchase Contracts, under the Remarketing Agreement, or under the Pledge Agreement.

SECTION 9.2 RIGHTS AND DUTIES OF SUCCESSOR ENTITY.

         (a) In case of any such consolidation, merger, sale, assignment, transfer, lease or conveyance and upon any such assumption by a successor entity in accordance with Section 9.1, such successor corporation shall succeed to and be substituted for the Company with the same effect as if it had been named herein as the Company. Such successor Person thereupon may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Certificates evidencing Units issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Agent; and, upon the order of such successor corporation, instead of the Company, and subject to all the terms, conditions and limitations in this Agreement prescribed, the Agent shall authenticate and execute on behalf of the Holders and deliver any Certificates which previously shall have been signed and delivered by the officers of the Company to the Agent for authentication and execution, and any Certificate evidencing Units which such successor entity thereafter shall cause to be signed and delivered to the Agent for that purpose. All the Certificates so issued shall in all respects have the same legal rank and benefit under this Agreement as the Certificates theretofore or thereafter issued in accordance with the terms of this Agreement as though all of such Certificates had been issued at the date of the execution hereof.

         (b) In case of any such consolidation, merger, sale, assignment, transfer, lease or conveyance such change in phraseology and form (but not in substance) may be made in the Certificates evidencing Units thereafter to be issued as may be appropriate.

SECTION 9.3 OPINION OF COUNSEL GIVEN TO AGENT.

         The Agent, subject to Sections 7.1 and 7.3, shall receive an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, assignment, transfer, lease or conveyance, and any such assumption, complies with the provisions of this Article and that all conditions precedent to the consummation of any such consolidation, merger, sale, assignment, transfer, lease or conveyance have been met.

                                   ARTICLE X.

                                   COVENANTS

SECTION 10.1 PERFORMANCE UNDER PURCHASE CONTRACTS.

         The Company covenants and agrees for the benefit of the Holders from time to time of the Units that it will duly and punctually perform its obligations under the Purchase Contracts in accordance with the terms of the Purchase Contracts and this Agreement.

SECTION 10.2 MAINTENANCE OF OFFICE OR AGENCY.

         (a) The Company will maintain in the Borough of Manhattan, The City of New York an office or agency where Certificates may be presented or surrendered for acquisition of shares of Common Stock upon settlement of the Purchase Contracts on any Settlement Date and for transfer of Collateral upon occurrence of a Termination Event, where Certificates may be surrendered for registration of transfer or exchange, for a Collateral Substitution or re-establishment of Normal Units and where notices and demands to or upon the Company in respect of the Units and this Agreement may be served. The Company will give prompt written notice to the Agent of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Agent with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Company hereby appoints the Agent as its agent to receive all such presentations, surrenders, notices and demands.

         (b) The Company may also from time to time designate one or more other offices or agencies where Certificates may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York for such purposes. The Company will give prompt written notice to the Agent of any such designation or rescission and of any change in the location of any such other office or agency. The Company hereby designates as the place of payment for the Units the Corporate Trust Office and appoints the Agent at its Corporate Trust Office as paying agent in such city.

SECTION 10.3 COMPANY TO RESERVE COMMON STOCK.

         The Company shall at all times prior to the Stock Purchase Date reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock the full number of shares of Common Stock issuable against tender of payment in respect of all Purchase Contracts constituting a part of the Units evidenced by Outstanding Certificates.

SECTION 10.4 COVENANTS AS TO COMMON STOCK.

         The Company covenants that all shares of Common Stock which may be issued against tender of payment in respect of any Purchase Contract constituting a part of the Outstanding Units will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable.

                                   ARTICLE XI.

                               TRUST INDENTURE ACT

SECTION 11.1 TRUST INDENTURE ACT; APPLICATION.

         (a) This Agreement is subject to the provisions of the TIA that are required or deemed to be part of this Agreement and shall, to the extent applicable, be governed by such provisions; and

         (b) if and to the extent that any provision of this Agreement limits, qualifies or conflicts with the duties imposed by Section 310 to 317, inclusive, of the TIA, such imposed duties shall control.

SECTION 11.2 LISTS OF HOLDERS OF SECURITIES.

         (a) The Company shall furnish or cause to be furnished to the Agent (a) semiannually, not later than __________ and __________ in each year, commencing __________, a list, in such form as the Agent may reasonably require, of the names and addresses of the Holders ("List of Holders") as of a date not more than 15 days prior to the delivery thereof, and (b) at such other times as the Agent may request in writing, within 30 days after the receipt by the Company of any such request, a List of Holders as of a date not more than 15 days prior to the time such list is furnished; provided that, the Company shall not be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Agent by the Company. The Agent may destroy any List of Holders previously given to it on receipt of a new List of Holders.

         (b) The Agent shall comply with its obligations under Section 311(a) of the TIA, subject to the provisions of Section 311(b) and Section 312(b) of the TIA.

SECTION 11.3 REPORTS BY THE AGENT.

         Not later than __________ of each year, commencing __________ , ____, the Agent shall provide to the Holders such reports, if any, as are required by
Section 313(a) of the TIA in the form and in the manner provided by Section 313(a) of the TIA. Such reports shall be as of the preceding __________. The Agent shall also comply with the requirements of Sections 313(b), (c) and (d) of the TIA.

SECTION 11.4 PERIODIC REPORTS TO AGENT.

         The Company shall provide to the Agent such documents, reports and information as required by Section 314(a) (if any) and the compliance certificate required by Section 314(a) of the TIA in the form, in the manner and at the times required by Section 314(a) of the TIA.

SECTION 11.5 EVIDENCE OF COMPLIANCE WITH CONDITIONS PRECEDENT.

         The Company shall provide to the Agent such evidence of compliance with any conditions precedent provided for in this Agreement as and to the extent required by Section 314(c) of the TIA. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) of the TIA may be given in the form of a Company Certificate. Any opinion required to be given pursuant to
Section 314(c)(2) of the TIA may be given in the form of an Opinion of Counsel.

SECTION 11.6 DEFAULTS; WAIVER.

         The Holders of a majority of the outstanding Purchase Contracts voting together as one class may, by vote or consent, on behalf of all of the Holders, waive any past Default and its consequences, except a Default

         (a) any payment on any Unit, or

         (b) in respect of a provision hereof which under Section 8.2 cannot be modified or amended without the consent of the Holder of each Outstanding Unit affected.

Upon such waiver, any such Default shall cease to exist, and any Default arising therefrom shall be deemed to have been cured, for every purpose of this Agreement, but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

SECTION 11.7 AGENT'S KNOWLEDGE OF DEFAULTS.

         The Agent shall not be deemed to have knowledge of any Default unless a Responsible Officer shall have obtained written notice of such Default.

SECTION 11.8 CONFLICTING INTERESTS.

         The Indenture shall be deemed to be specifically described in this Agreement for the purposes of clause (i) of the first proviso contained in
Section 310(b) of the TIA.

SECTION 11.9 DIRECTION OF AGENT.

         Sections 315(d)(3) and 316(a)(1)(A) of the TIA are hereby expressly excluded from this Agreement, as permitted by the TIA.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                         PINNACLE WEST CAPITAL CORPORATION

                                         By:____________________________________
                                              Name:
                                              Title:

                                         _________________,
                                         as Purchase Contract Agent and Trustee

                                         By:____________________________________
                                              Name:
                                              Title:

\
                                                                       EXHIBIT A

                        FORM OF NORMAL UNITS CERTIFICATE

                       (Form of Global Certificate Legend)

         [THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE PURCHASE CONTRACT AGREEMENT (AS HEREINAFTER DEFINED) AND IS REGISTERED IN THE NAME OF THE CLEARING AGENCY OR A NOMINEE THEREOF. THIS CERTIFICATE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A CERTIFICATE REGISTERED, AND NO TRANSFER OF THIS CERTIFICATE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH CLEARING AGENCY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE PURCHASE CONTRACT AGREEMENT.

         Unless this Certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the Company or its agent for registration of transfer, exchange or payment, and any Certificate issued is registered in the name of Cede & Co., or such other name as requested by an authorized representative of The Depository Trust Company, and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]

                        PINNACLE WEST CAPITAL CORPORATION

                   (Form of Face of Normal Units Certificate)
                               ____% Normal Units
                             ($_____ Stated Amount)

No._____
CUSIP No. __________

Number of Normal Units_____

         This Normal Units Certificate certifies that ________ is the registered Holder of the number of Normal Units set forth above. Each Normal Unit represents (i) either (a) beneficial ownership by the Holder of one Note due _______________ (the "Note") of Pinnacle West Capital Corporation, an Arizona corporation (the "Company"), having a principal amount of $_______, subject to the Pledge of such Note by such Holder pursuant to the Pledge Agreement, (b) if the Note has been remarketed by the Remarketing Agent (or if the Holder has elected not to have the Note remarketed by delivering the appropriate Treasury Consideration specified by the Remarketing Agent), the appropriate Treasury Consideration, subject to the Pledge of such Treasury Consideration by such Holder pursuant to the Pledge Agreement, or (c) if a Tax Event Redemption has occurred, the appropriate Applicable Ownership Interest in the Treasury Portfolio subject to the Pledge of such Applicable Ownership Interest in the Treasury Portfolio pursuant to the Pledge Agreement, and (ii) the rights and obligations of the Holder under one Purchase Contract with the Company. All capitalized terms used herein which are defined in the Purchase Contract Agreement have the meaning set forth therein.

         Pursuant to the Pledge Agreement, the Note or the appropriate Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio, as the case may be, forming a part of each Normal Unit evidenced hereby has been pledged to the Collateral Agent, for the benefit of the Company, to secure the obligations of the Holder under the Purchase Contract comprising a part of such Normal Unit to purchase the Common Stock of the Company. Prior to the purchase of shares of Common Stock under each Purchase Contract, such Purchase Contracts shall not entitle the Holders of Normal Units Certificates to any of the rights of a holder of shares of Common Stock, including, without limitation, the right to vote or receive any dividends or other payments or to consent or to receive notice as stockholders in respect of the meetings of stockholders or for the election of directors of the Company or for any other matter, or any other rights whatsoever as stockholders of the Company.

         The Pledge Agreement provides that all payments in respect of the Pledged Notes, Pledged Treasury Consideration or Pledged Applicable Ownership Interest in the Treasury Portfolio received by the Collateral Agent shall be paid by the Collateral Agent by wire transfer in same day funds (i) in the case of (A) quarterly cash distributions on Normal Units which include Pledged Notes, Pledged Treasury Consideration or any Pledged Applicable Ownership Interest in the Treasury Portfolio and (B) any payments in respect of the Notes, Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio, as the case may be, that have been released from the Pledge pursuant to the Pledge Agreement, to the Agent to the account designated by the Agent, no later than 10:00 a.m., New York City time, on the Business Day such payment is received by the Collateral Agent (provided that in the event such payment is received by the Collateral Agent on a day that is not a Business Day or after 9:00 a.m., New York City time, on a Business Day, then such payment shall be made no later than 9:30 a.m., New York City time, on the next succeeding Business Day) and (ii) in the case of payments in respect of any Pledged Notes, Pledged Treasury Consideration or Pledged Applicable Ownership Interest in the Treasury Portfolio, as the case may be, to be paid upon settlement of such Holder's obligations to purchase Common Stock under the Purchase Contract, to the Company on the Stock Purchase Date (as defined herein) in accordance with the terms of the Pledge Agreement, in full satisfaction of the respective obligations of the Holders of the Normal Units of which such Pledged Notes, Pledged Treasury Consideration or Pledged Applicable Ownership Interest in the Treasury Portfolio, as the case may be, are a part under the Purchase Contracts forming a part of such Normal Units. Quarterly distributions on Normal Units which include Pledged Notes, Pledged Treasury Consideration or Pledged Applicable Ownership Interest in the Treasury Portfolio, as the case may be, which are payable quarterly in arrears on ______, ______, ______, and ______ each year, commencing _______________ (a "Payment Date"), shall, subject to receipt thereof by the Agent from the Collateral Agent, be paid to the Person in whose name this Normal Units Certificate (or a Predecessor Normal Units Certificate) is registered at the close of business on the Record Date for such Payment Date.

         Each Purchase Contract evidenced hereby, unless an Early Settlement has occurred or a Merger Early Settlement has occurred, obligates the Holder of this Normal Units Certificate to purchase, and the Company to sell, on _______________ (the "Stock Purchase Date"), at a price equal to $______ (the "Stated Amount"), a number of newly issued shares of Common Stock, no par value ("Common Stock"), of the Company, equal to the Settlement Rate, unless, on or prior to the Stock Purchase Date, there shall have occurred a Termination Event with respect to the Normal Units of which such Purchase Contract is a part, all as provided in the Purchase Contract

Agreement and more fully described on the reverse hereof. The Purchase Price (as defined herein) for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby, if not paid earlier, shall be paid on the Stock Purchase Date by application of payments received in respect of the Pledged Notes, Pledged Treasury Consideration or Pledged Applicable Ownership Interest in the Treasury Portfolio, as the case may be, pledged to secure the obligations of the Holder under such Purchase Contract in accordance with the terms of the Pledge Agreement.

         Payments on the Notes or the appropriate Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio, as the case may be, will be payable at the office of the Agent in The City of New York, New York or, at the option of the Company, by check mailed to the address of the Person entitled thereto as such address appears on the Normal Units Register or by wire transfer to an account specified by the Company.

         The Company shall pay on each Payment Date in respect of each Purchase Contract forming part of a Normal Unit evidenced hereby an amount (the "Contract Adjustment Payments") equal to ____% per year of the Stated Amount, computed on the basis of a 360-day year of twelve 30-day months, subject to deferral at the option of the Company as provided in the Purchase Contract Agreement and more fully described on the reverse hereof (provided that if any date on which Contract Adjustment Payments are to be made on the Purchase Contracts is not a Business Day, then payment of such Contract Adjustment Payments payable on that date will be made on the next succeeding day which is a Business Day, and no interest or payment will be paid in respect of such delay, except that if such next succeeding Business Day is in the next succeeding calendar year, then such payment will be made on the immediately preceding Business Day). Such Contract Adjustment Payments shall be payable to the Person in whose name this Normal Units Certificate (or a Predecessor Normal Units Certificate) is registered at the close of business on the Record Date for such Payment Date.

         Contract Adjustment Payments will be payable at the office of the Agent in The City of New York, New York or, at the option of the Company, by check mailed to the address of the Person entitled thereto as such address appears on the Normal Units Register.

         Reference is hereby made to the further provisions set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Agent by manual signature, this Normal Units Certificate shall not be entitled to any benefit under the Pledge Agreement or the Purchase Contract Agreement or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                       PINNACLE WEST CAPITAL CORPORATION

                                       By:______________________________________
                                              Name:
                                              Title:

                                       HOLDER SPECIFIED ABOVE (as to obligations of such Holder under the Purchase Contracts evidenced hereby)

                                       By:_______________, not individually
                                          but solely as Attorney-in-Fact of such
                                          Holder

                                       By:______________________________________
                                              Name:
                                              Title:

                      AGENT'S CERTIFICATE OF AUTHENTICATION

         This is one of the Normal Units Certificates referred to in the within-mentioned Purchase Contract Agreement.

Dated:                                 __________________,
                                       as Purchase Contract Agent and Trustee

                                       By:______________________________________
                                                 Authorized Signatory

                  (FORM OF REVERSE OF NORMAL UNITS CERTIFICATE)

         Each Purchase Contract evidenced hereby is governed by a Purchase Contract Agreement, dated as of _______________ (as may be supplemented from time to time, the "Purchase Contract Agreement"), between the Company and _______________, as Purchase Contract Agent (including its successors thereunder, herein called the "Agent"), to which the Purchase Contract Agreement and supplemental agreements thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Agent, the Company, and the Holders and of the terms upon which the Normal Units Certificates are, and are to be, executed and delivered.

         Each Purchase Contract evidenced hereby obligates the Holder of this Normal Units Certificate to purchase, and the Company to sell, on the Stock Purchase Date at a price equal to $__________ (the "Purchase Price"), a number of shares of Common Stock of the Company equal to the Settlement Rate, unless, on or prior to the Stock Purchase Date, there shall have occurred a Termination Event or a Cash Settlement, Early Settlement or Merger Early Settlement with respect to the Unit of which such Purchase Contract is a part. The "Settlement Rate" is equal to (a) if the Applicable Market Value (as defined below) is equal to or greater than $____ (the "Threshold Appreciation Price"), ______ shares of Common Stock per Purchase Contract, (b) if the Applicable Market Value is less than the Threshold Appreciation Price, but is greater than $____, the number of shares of Common Stock per Purchase Contract equal to the Stated Amount divided by the Applicable Market Value and (c) if the Applicable Market Value is less than or equal to $____, ______ shares of Common Stock per Purchase Contract, in each case subject to adjustment as provided in the Purchase Contract Agreement. No fractional shares of Common Stock will be issued upon settlement of Purchase Contracts, as provided in the Purchase Contract Agreement.

         The "Applicable Market Value" means the average of the Closing Price per share of Common Stock on each of the 20 consecutive Trading Days ending on the third Trading Day immediately preceding the Stock Purchase Date or, in the event of a Cash Merger, the Cash Merger Date.

         The "Closing Price" of the Common Stock on any date of determination means the closing sale price per share (or, if no closing sale price is reported, the last reported sale price) of the Common Stock on the New York Stock Exchange (the "NYSE") on such date or, if the Common Stock is not listed for trading on the NYSE on any such date, as reported in the composite transactions for the principal United States securities exchange on which the Common Stock is so listed, or if the Common Stock is not so listed on a United States national or regional securities exchange, as reported by The Nasdaq Stock Market, or if the Common Stock is not so reported, the last quoted bid price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or if such bid price is not available, the market value of the Common Stock on such date as determined by a nationally recognized independent investment banking firm retained by the Company for this purpose.

         A "Trading Day" means a day on which the Common Stock (A) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (B) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock at the close of business on such day.

         Each Purchase Contract evidenced hereby may be settled prior to the Stock Purchase Date through Cash Settlement, Early Settlement or Merger Early Settlement, in accordance with the terms of the Purchase Contract Agreement.

         In accordance with the terms of the Purchase Contract Agreement, the Holder of this Normal Units Certificate shall pay the Purchase Price for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby (i) by effecting a Cash Settlement, Early Settlement or Merger Early Settlement, (ii) by application of payments received in respect of the Pledged Treasury Consideration acquired from the proceeds of a remarketing of the related Pledged Notes underlying the Normal Units represented by this Normal Units Certificate as contemplated by Section 5.4 of the Purchase Contract Agreement, (iii) if the Holder has elected not to participate in such remarketing, by application of payments received in respect of the Pledged Treasury Consideration deposited by such Holder in respect of such Purchase Contract or (iv) if a Tax Event Redemption has occurred prior to the successful remarketing of the Notes as contemplated by Section 5.4 of the Purchase Contract Agreement, by application of payments received in respect of the Pledged Applicable Ownership Interest in the Treasury Portfolio purchased by the Collateral Agent on behalf of the Holder of this Normal Units Certificate. If, as provided in the Purchase Contract Agreement, upon the occurrence of a Last Failed Remarketing, the Collateral Agent, for the benefit of the Company, exercises its rights as a secured creditor with respect to the Pledged Notes related to this Normal Units Certificate, any accrued and unpaid interest on such Pledged Notes will become payable by the Company to the Holder of this Normal Units Certificate in the manner provided for in the Purchase Contract Agreement.

         The Company shall not be obligated to issue any shares of Common Stock in respect of a Purchase Contract or deliver any certificates therefor to the Holder unless the Company shall have received payment in full of the aggregate Purchase Price for the shares of Common Stock to be purchased thereunder in the manner herein set forth.

         Under and subject to the terms of the Pledge Agreement and the Purchase Contract Agreement, the Agent will be entitled to exercise the voting and any other consensual rights pertaining to the Pledged Notes, but only to the extent instructed by the Holders as described below. Upon receipt of notice of any meeting at which holders of Notes are entitled to vote or upon the solicitation of consents, waivers or proxies of holders of Notes, the Agent shall, as soon as practicable thereafter, mail to the Holders of Normal Units a notice (a) containing such information as is contained in the notice or solicitation, (b) stating that each such Holder on the record date set by the Agent therefor (which, to the extent possible, shall be the same date as the record date for determining the holders of Notes entitled to vote) shall be entitled to instruct the Agent as to the exercise of the voting rights pertaining to the Pledged Notes constituting a part of such Holder's Normal Units and (c) stating the manner in which such instructions may be given. Upon the written request of the Holders of Normal Units on such record date, the Agent shall endeavor insofar as practicable to vote or cause to be voted, in accordance with the instructions set forth in such requests, the maximum number of Pledged Notes as to which any particular voting instructions are received. In the absence of specific instructions from the Holder of a Normal Unit, the Agent shall abstain from voting the Pledged Note evidenced by such Normal Unit.

         The Normal Units Certificates are issuable only in registered form and only in denominations of a single Normal Unit and any integral multiple thereof. The transfer of any Normal Units Certificate will be registered and Normal Units Certificates may be exchanged as provided in the Purchase Contract Agreement. The Normal Units Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents permitted by the Purchase Contract Agreement. No service charge shall be made for any such registration of transfer or exchange of a Normal Units Certificate, but the Company and the Agent may require payment from the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Certificates, other than any exchanges not involving any transfer as provided for in the Purchase Contract Agreement. The Holder of a Normal Unit may substitute for the Pledged Notes, Pledged Treasury Consideration or Pledged Applicable Ownership Interest in the Treasury Portfolio, as the case may be, securing its obligations under the related Purchase Contract Treasury Securities in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement. From and after such Collateral Substitution, the Unit for which such Pledged Treasury Securities secures the Holder's obligation under the Purchase Contract shall be referred to as a "Stripped Unit." A Holder that elects to substitute a Treasury Security for Pledged Notes, Pledged Treasury Consideration or Pledged Applicable Ownership Interest in the Treasury Portfolio, as the case may be, thereby creating Stripped Units, shall be responsible for any fees or expenses payable in connection therewith. Except as provided in the Purchase Contract Agreement, for so long as the Purchase Contract underlying a Normal Unit remains in effect, such Normal Unit shall not be separable into its constituent parts, and the rights and obligations of the Holder of such Normal Units in respect of the Pledged Note, Pledged Treasury Consideration or Pledged Applicable Ownership Interest in the Treasury Portfolio, as the case may be, and the Purchase Contract comprising such Normal Unit may be acquired, and may be transferred and exchanged, only as a Normal Unit.

         A Holder of Stripped Units may reestablish Normal Units at any time from and after the date of the Purchase Contract Agreement and on or prior to the second Business Day immediately preceding the Stock Purchase Date by depositing with the Collateral Agent Notes or the appropriate Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio, as the case may be, in exchange for the release of the Pledged Treasury Securities in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement.

         Subject to the next succeeding paragraph, the Company shall pay, on each Payment Date, the Contract Adjustment Payments, if any, payable in respect of each Purchase Contract to the Person in whose name the Normal Units Certificate (or one or more Predecessor Normal Units Certificates) evidencing such Purchase Contract is registered on the Normal Units Register at the close of business on the Record Date next preceding such Payment Date. The Contract Adjustment Payments, if any, will be payable at the Corporate Trust Office or, at the option of the Company, by check mailed to the address of the Person entitled thereto at such Person's address as it appears on the Normal Units Register or by wire transfer to an account appropriately designated by a prior written notice to such Person.

         The Company shall have the right, at any time prior to the Stock Purchase Date, to defer the payment of any or all of the Contract Adjustment Payments otherwise payable on any Payment Date, but only if the Company shall give the Holders and the Agent written notice of its election to defer each such Contract Adjustment Payments as provided in the Purchase Contract Agreement. Any Contract Adjustment Payments so deferred shall, to the extent permitted by law, accrue additional Contract Adjustment Payments thereon at the rate of ____% per year (computed on the basis of a 360-day year of twelve 30-day months), compounding on each succeeding Payment Date, until paid in full (such deferred installments of Contract Adjustment Payments, if any, together with the additional Contract Adjustment Payments, if any, accrued thereon, are referred to herein as the "Deferred Contract Adjustment Payments"). Deferred Contract Adjustment Payments, if any, shall be due on the next succeeding Payment Date except to the extent that payment is deferred pursuant to the Purchase Contract Agreement. No Contract Adjustment Payments may be deferred to a date that is after the Stock Purchase Date and no such deferral period may end other than on a Payment Date.

         In the event that the Company elects to defer the payment of Contract Adjustment Payments on the Purchase Contracts until a Payment Date prior to the Stock Purchase Date, then all Deferred Contract Adjustment Payments, if any, shall be payable to the registered Holders as of the close of business on the Record Date immediately preceding such Payment Date.

         The Company's obligations with respect to Contract Adjustment Payments (including any accrued or Deferred Contract Adjustment Payments) will be subordinate and junior in right of payment to the Company's obligations under any Senior Indebtedness.

         In the event that the Company elects to defer the payment of Contract Adjustment Payments on the Purchase Contracts until the Stock Purchase Date, the Holder of this Normal Units Certificate will receive on the Stock Purchase Date in lieu of a cash payment a number of shares of Common Stock (in addition to the number of shares of Common Stock equal to the Settlement Rate) equal to (i) the aggregate amount of Deferred Contract Adjustment Payments payable to the Holder of this Normal Units Certificate divided by (ii) the Applicable Market Value.

         In the event the Company exercises its option to defer the payment of Contract Adjustment Payments, then until the Deferred Contract Adjustment Payments have been paid, the Company shall not, and will not permit any subsidiary of the Company to, declare or pay dividends on, make distributions with respect to, or redeem, purchase or acquire, or make a liquidation payment with respect to, any of the Company's Capital Stock other than (i) purchases, redemptions or acquisitions of shares of the Company's Capital Stock in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of employees, officers, directors or agents or a stock purchase or dividend reinvestment plan, or the satisfaction by the Company of its obligations pursuant to any contract or security outstanding on the date the Company exercises its rights to defer the Contract Adjustment Payments; (ii) as a result of a reclassification of the Company's Capital Stock or the exchange or conversion of one class or series of the Company's Capital Stock for another class or series of the Company's Capital Stock; (iii) the purchase of fractional interests in shares of the Company's Capital Stock pursuant to the conversion or exchange provisions of such Capital Stock or the security being converted or exchanged; (iv) dividends or distributions in any series of the Company's Capital Stock (or rights to acquire Capital Stock) or repurchases, acquisitions or redemptions of the Company's Capital Stock in connection with the issuance or exchange of any series of the Company's Capital Stock (or securities convertible into or exchangeable for shares of the Company's Capital Stock); or (v) redemptions, exchanges or repurchases of any rights outstanding under a shareholder rights plan or the declaration or payment thereunder of a dividend or distribution of or with respect to rights in the future.

         The Purchase Contracts and all obligations and rights of the Company and the Holders thereunder, including, without limitation, the rights of Holders to receive accumulated Contract Adjustment Payments, if any, or any Deferred Contract Adjustment Payments and obligations of the Holders to purchase Common Stock, will immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Agent or the Company, if, on or prior to the Stock Purchase Date, a Termination Event shall have occurred. Upon and after the occurrence of a Termination Event, the Collateral Agent shall release the Pledged Notes, Pledged Treasury Consideration or Pledged Applicable Ownership Interest in the Treasury Portfolio, as the case may be, from the Pledge in accordance with the provisions of the Pledge Agreement. Upon the occurrence of a Termination Event, the Company shall promptly but in no event later than two Business Days thereafter give written notice to the Agent, the Collateral Agent and to the Holders, at their addresses as they appear in the Normal Units Register.

         Upon registration of transfer of this Normal Units Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee, except as may be required by the Agent pursuant to the Purchase Contract Agreement), under the terms of the Purchase Contract Agreement, the Purchase Contracts evidenced hereby and the Pledge Agreement and the transferor shall be released from the obligations under the Purchase Contract Agreement, the Purchase Contracts evidenced by this Normal Units Certificate and the Pledge Agreement. The Company covenants and agrees, and the Holder, by its acceptance hereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

         The Holder of this Normal Units Certificate, by its acceptance hereof, irrevocably authorizes the Agent to enter into and perform the related Purchase Contracts forming part of the Normal Units evidenced hereby on its behalf as its attorney-in-fact (including the execution of Certificates on behalf of such Holder), agrees to be bound by the terms and provisions thereof, covenants and agrees to perform its obligations under such Purchase Contracts, consents to the provisions of the Purchase Contract Agreement, irrevocably authorizes the Agent to enter into and perform the Pledge Agreement on such Holder's behalf as attorney-in-fact, and consents to and agrees to be bound by the Pledge of the Notes, the appropriate Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio, as the case may be, underlying this Normal Units Certificate pursuant to the Pledge Agreement. The Holder further covenants and agrees, that, to the extent and in the manner provided in the Purchase Contract Agreement and the Pledge Agreement, but subject to the terms thereof, payments in respect of the Pledged Notes, Pledged Treasury Consideration or Pledged Applicable Ownership Interest in the Treasury Portfolio, as the case may be, to be paid upon settlement of such Holder's obligations to purchase Common Stock under the Purchase Contract, shall be paid on the Stock Purchase Date by the Collateral Agent to the Company in satisfaction of such Holder's obligations under such Purchase Contract and such Holder shall acquire no right, title or interest in such payments. Each Holder of a Normal Unit, by acceptance thereof, will be deemed expressly to have withheld any consent to the assumption (i.e., affirmance) under Section 365 of the Bankruptcy Code or otherwise, of the Purchase Contract by the Company, its trustee in bankruptcy, any receiver, liquidator or person or entity performing similar functions in the event that the Company becomes a debtor under the Bankruptcy Code or subject to other similar state or federal law providing for reorganization or liquidation.

         Each Holder of any Unit, and each Beneficial Owner thereof, by its acceptance thereof or of its interest therein, further covenants and agrees to treat (i) itself as the owner of the related Notes, Treasury Consideration, Applicable Ownership Interest in the Treasury Portfolio or Treasury Securities, as the case may be, and (ii) the Notes as indebtedness of the Company, in each case, for United States federal, state and local income and franchise tax purposes.

         Subject to certain exceptions, the provisions of the Purchase Contract Agreement may be amended with the consent of the Holders of a majority of the Purchase Contracts.

         The Purchase Contracts shall for all purposes be governed by and deemed to be a contract under, and construed in accordance with, the laws of the State of New York, without regard to conflicts of laws principles thereof.

         The Company, the Agent and its Affiliates and any agent of the Company or the Agent, may treat the Person in whose name this Normal Units Certificate is registered on the Normal Units Register as the owner of the Normal Units evidenced hereby for the purpose of receiving quarterly payments on the Notes, the Treasury Consideration or the Applicable Ownership Interest in the Treasury Portfolio, as the case may be, receiving payments of Contract Adjustment Payments, if any, and any Deferred Contract Adjustment Payments, performance of the Purchase Contracts and for all other purposes whatsoever, whether or not any payments in respect thereof shall be overdue and notwithstanding any notice to the contrary, and neither the Company, the Agent, such Affiliates nor any agent of the Company, the Agent or such Affiliates shall be affected by notice to the contrary.

         Prior to the purchase of shares of Common Stock under each Purchase Contract, such Purchase Contracts shall not entitle the Holder to any of the rights of a holder of shares of Common Stock.

         A copy of the Purchase Contract Agreement is available for inspection at the offices of the Agent.

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  --             as tenants in common

UNIF GIFT MIN ACT  --   _________________ Custodian _____________________(Minor)

                        under Uniform Gifts to Minors Act _______________(State)

TEN ENT  --             as tenants by the entireties

JT TEN --               as joint tenants with right of survivorship and not as
                        tenants in common

Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

        FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

________________________________________________________________________________
________________________________________________________________________________
      (Please insert Social Security or Taxpayer I.D. or other Identifying
                               Number of Assignee)

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please Print or Type Name and Address Including Postal Zip Code of Assignee)

the within Normal Units Certificates and all rights thereunder, hereby irrevocably constituting and appointing

________________________________________________________________________________
attorney to transfer said Normal Units Certificates on the books of Pinnacle West Capital Corporation with full power of substitution in the premises.

Dated: _________________               _________________________________________

                                                    Signature

                                       NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Normal Units Certificates in every particular, without alteration or enlargement or any change whatsoever.

Signature Guarantee:

_________________________

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                             SETTLEMENT INSTRUCTIONS

         The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon settlement on or after the Stock Purchase Date of the Purchase Contracts underlying the number of Normal Units evidenced by this Normal Units Certificate (after taking into account all Units then held by such Holder) be registered in the name of, and delivered, together with a check in payment for any fractional share, to the undersigned at the address indicated below unless a different name and address have been indicated below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated:_____________________            _________________________________________
                                                     Signature

Signature Guarantee:___________________

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

If shares are to be registered in the                  REGISTERED HOLDER
name of and delivered to a Person
other than the Holder, please (i)
print such Person's name and
address and (ii) provide a guarantee
of your signature:

              PLEASE PRINT NAME AND ADDRESS OF REGISTERED HOLDER:

___________________________________    _________________________________________
              Name                                     Name

___________________________________    _________________________________________

___________________________________    _________________________________________

___________________________________    _________________________________________
              Address                                  Address

________________________________________________________________________________
         Social Security or other Taxpayer Identification Number, if any

                            ELECTION TO SETTLE EARLY

         The undersigned Holder of this Normal Units Certificate hereby irrevocably exercises the option to effect Early Settlement in accordance with the terms of the Purchase Contract Agreement with respect to the Purchase Contracts underlying the number of Normal Units evidenced by this Normal Units Certificate specified below. The option to effect Early Settlement may be exercised only with respect to Purchase Contracts underlying Normal Units with an aggregate Stated Amount equal to $1,000 or an integral multiple thereof. The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon such Early Settlement (after taking into account all Units then held by such Holder) be registered in the name of, and delivered, together with a check in payment for any fractional share and any Normal Units Certificate representing any Normal Units evidenced hereby as to which Early Settlement of the related Purchase Contracts is not effected, to the undersigned at the address indicated below unless a different name and address have been indicated below. Pledged Notes, Pledged Treasury Consideration or the Pledged Applicable Ownership Interest in the Treasury Portfolio, as the case may be, deliverable upon such Early Settlement will be transferred in accordance with the transfer instructions set forth below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated:_____________________            _________________________________________
                                                     Signature

Signature Guarantee:___________________

Number of Units evidenced hereby as to which Early Settlement of the related Purchase Contracts is being elected:

If shares of Common Stock or Normal Units            REGISTERED HOLDER
Certificates are to be registered in the name of and delivered to and Pledged Notes, Pledged Treasury Consideration or Pledged
Applicable Ownership Interest in the
Treasury Portfolio, as the case may be, are to be transferred to a Person other than the Holder, please print such Person's name and address:

               PLEASE PRINT NAME AND ADDRESS OF REGISTERED HOLDER:

___________________________________    _________________________________________
              Name                                     Name

___________________________________    _________________________________________

___________________________________    _________________________________________

___________________________________    _________________________________________
              Address                                  Address
___________________________________    _________________________________________

________________________________________________________________________________
         Social Security or other Taxpayer Identification Number, if any

Transfer instructions for Pledged Notes, Pledged Treasury Consideration or the Pledged Applicable Ownership Interest in the Treasury Portfolio, as the case may be, transferable upon Early Settlement or a Termination Event:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

                    [TO BE ATTACHED TO GLOBAL CERTIFICATES]

            SCHEDULE OF INCREASES OR DECREASES IN GLOBAL CERTIFICATE

The following increases or decreases in this Global Certificate have been made:


                                                                         STATED AMOUNT OF THE
                           AMOUNT OF DECREASE                             GLOBAL CERTIFICATE
                           IN STATED AMOUNT OF   AMOUNT OF INCREASE IN         FOLLOWING            SIGNATURE OF
                               THE GLOBAL         STATED AMOUNT OF THE       SUCH DECREASE      AUTHORIZED OFFICER OF
          DATE                 CERTIFICATE         GLOBAL CERTIFICATE         OR INCREASE               AGENT
-----------------------    -------------------   ---------------------   --------------------   ---------------------

-----------------------    -------------------   ---------------------   --------------------   ---------------------

-----------------------    -------------------   ---------------------   --------------------   ---------------------

-----------------------    -------------------   ---------------------   --------------------   ---------------------

-----------------------    -------------------   ---------------------   --------------------   ---------------------

-----------------------    -------------------   ---------------------   --------------------   ---------------------

-----------------------    -------------------   ---------------------   --------------------   ---------------------

-----------------------    -------------------   ---------------------   --------------------   ---------------------

-----------------------    -------------------   ---------------------   --------------------   ---------------------

-----------------------    -------------------   ---------------------   --------------------   ---------------------

-----------------------    -------------------   ---------------------   --------------------   ---------------------

-----------------------    -------------------   ---------------------   --------------------   ---------------------

-----------------------    -------------------   ---------------------   --------------------   ---------------------

-----------------------    -------------------   ---------------------   --------------------   ---------------------

-----------------------    -------------------   ---------------------   --------------------   ---------------------

-----------------------    -------------------   ---------------------   --------------------   ---------------------

                                                                       EXHIBIT B

                       FORM OF STRIPPED UNITS CERTIFICATE

                       (Form of Global Certificate Legend)

         [THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE PURCHASE CONTRACT AGREEMENT (AS HEREINAFTER DEFINED) AND IS REGISTERED IN THE NAME OF THE CLEARING AGENCY OR A NOMINEE THEREOF. THIS CERTIFICATE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A CERTIFICATE REGISTERED, AND NO TRANSFER OF THIS CERTIFICATE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH CLEARING AGENCY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE PURCHASE CONTRACT AGREEMENT.

         Unless this Certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the Company or its agent for registration of transfer, exchange or payment, and any Certificate issued is registered in the name of Cede & Co., or such other name as requested by an authorized representative of The Depository Trust Company, and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]

                        PINNACLE WEST CAPITAL CORPORATION

                  (Form of Face of Stripped Units Certificate)
                             ($_____ Stated Amount)

No.____
CUSIP No. __________
Number of Stripped Units_____

         This Stripped Units Certificate certifies that ________ is the registered Holder of the number of Stripped Units set forth above. Each Stripped Unit represents (i) a _____ undivided beneficial ownership interest in a Treasury Security, subject to the Pledge of such interest in such Treasury Security by the Holder pursuant to the Pledge Agreement, and (ii) the rights and obligations of the Holder under one Purchase Contract with Pinnacle West Capital Corporation, an Arizona corporation (the "Company"). All capitalized terms used herein which are defined in the Purchase Contract Agreement have the meaning set forth therein.

         Pursuant to the Pledge Agreement, the Treasury Security constituting part of each Stripped Unit evidenced hereby has been pledged to the Collateral Agent, for the benefit of the Company, to secure the obligations of the Holder under the Purchase Contract comprising a part of such Stripped Unit to purchase the Common Stock of the Company. Prior to the purchase of shares of Common Stock under each Purchase Contract, such Purchase Contracts shall not entitle the Holders of Normal Units Certificates to any of the rights of a holder of shares of Common Stock, including, without limitation, the right to vote or receive any dividends or other payments or to consent or to receive notice as stockholders in respect of the meetings of stockholders or for the election of directors of the Company or for any other matter, or any other rights whatsoever as stockholders of the Company.

         Each Purchase Contract evidenced hereby, unless an Early Settlement has occurred or a Merger Early Settlement has occurred, obligates the Holder of this Stripped Units Certificate to purchase, and the Company to sell, on _______________ (the "Stock Purchase Date"), at a price equal to $_________ (the "Stated Amount"), a number of newly issued shares of Common Stock, $0.01 par value per share ("Common Stock"), of the Company, equal to the Settlement Rate, unless on or prior to the Stock Purchase Date, there shall have occurred a Termination Event with respect to the Stripped Units of which such Purchase Contract is a part, all as provided in the Purchase Contract Agreement and more fully described on the reverse hereof. The Purchase Price (as defined herein) for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby, if not paid earlier, shall be paid on the Stock Purchase Date by application of payments received in respect of the Pledged Treasury Securities pledged to secure the obligations of the Holder under such Purchase Contract in accordance with the terms of the Pledge Agreement.

         The Company shall pay on each Payment Date in respect of each Purchase Contract forming part of a Stripped Unit evidenced hereby an amount (the "Contract Adjustment Payments") equal to ____% per year of the Stated Amount, computed on the basis of a 360-day year of twelve 30-day months, subject to deferral at the option of the Company as provided in the Purchase Contract Agreement and more fully described on the reverse hereof (provided that if any date on which Contract Adjustment Payments are to be made on the Purchase Contracts is not a Business Day, then payment of such Contract Adjustment Payments payable on that date will be made on the next succeeding day which is a Business Day, and no interest or payment will be paid in respect of such delay, except that if such next succeeding Business Day is in the next succeeding calendar year, then such payment will be made on the immediately preceding Business Day). Such Contract Adjustment Payments shall be payable to the Person in whose name this Stripped Units Certificate (or a Predecessor Stripped Units Certificate) is registered at the close of business on the Record Date for such Payment Date.

         Contract Adjustment Payments will be payable at the office of the Agent in The City of New York, New York or, at the option of the Company, by check mailed to the address of the Person entitled thereto as such address appears on the Normal Units Register. Reference is hereby made to the further provisions set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Agent by manual signature, this Stripped Units Certificate shall not be entitled to any benefit under the Pledge Agreement or the Purchase Contract Agreement or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                           PINNACLE WEST CAPITAL CORPORATION

                                           By:__________________________________
                                                Name:
                                                Title:

                                           HOLDER SPECIFIED ABOVE (as to
                                           obligations of such Holder under the
                                           Purchase Contracts evidenced hereby)

                                           By:  _______________, not
                                                individually but solely as
                                                Attorney-in-Fact of such Holder

                                           By:__________________________________
                                                Name:
                                                Title:

                      AGENT'S CERTIFICATE OF AUTHENTICATION

         This is one of the Stripped Units Certificates referred to in the within-mentioned Purchase Contract Agreement.

Dated:                                     ____________________,
                                           as Purchase Contract Agent and
                                           Trustee

                                           By:__________________________________
                                                    Authorized Signatory

                 (FORM OF REVERSE OF STRIPPED UNITS CERTIFICATE)

         Each Purchase Contract evidenced hereby is governed by a Purchase Contract Agreement, dated as of _______________ (as may be supplemented from time to time, the "Purchase Contract Agreement"), between the Company and _______________, as Purchase Contract Agent (including its successors thereunder, herein called the "Agent"), to which the Purchase Contract Agreement and supplemental agreements thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Agent, the Company and the Holders and of the terms upon which the Stripped Units Certificates are, and are to be, executed and delivered.

         Each Purchase Contract evidenced hereby obligates the Holder of this Stripped Units Certificate to purchase, and the Company to sell, on the Stock Purchase Date at a price equal to $__________ (the "Purchase Price"), a number of shares of Common Stock of the Company equal to the Settlement Rate, unless, on or prior to the Stock Purchase Date, there shall have occurred a Termination Event or a Cash Settlement, Early Settlement or Merger Early Settlement with respect to the Unit of which such Purchase Contract is a part. The "Settlement Rate" is equal to (a) if the Applicable Market Value (as defined below) is equal to or greater than $____ (the "Threshold Appreciation Price"), ______ shares of Common Stock per Purchase Contract, (b) if the Applicable Market Value is less than the Threshold Appreciation Price, but is greater than $____, the number of shares of Common Stock per Purchase Contract equal to the Stated Amount divided by the Applicable Market Value and (c) if the Applicable Market Value is less than or equal to $____, ______ shares of Common Stock per Purchase Contract, in each case subject to adjustment as provided in the Purchase Contract Agreement. No fractional shares of Common Stock will be issued upon settlement of Purchase Contracts, as provided in the Purchase Contract Agreement.

         The "Applicable Market Value" means the average of the Closing Price per share of Common Stock on each of the 20 consecutive Trading Days ending on the third Trading Day immediately preceding the Stock Purchase Date or, in the event of a Cash Merger, the Cash Merger Date.

         The "Closing Price" of the Common Stock on any date of determination means the closing sale price per share (or, if no closing sale price is reported, the last reported sale price) of the Common Stock on the New York Stock Exchange (the "NYSE") on such date or, if the Common Stock is not listed for trading on the NYSE on any such date, as reported in the composite transactions for the principal United States securities exchange on which the Common Stock is so listed, or if the Common Stock is not so listed on a United States national or regional securities exchange, as reported by The Nasdaq Stock Market, or if the Common Stock is not so reported, the last quoted bid price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or if such bid price is not available, the market value of the Common Stock on such date as determined by a nationally recognized independent investment banking firm retained by the Company for this purpose.

         A "Trading Day" means a day on which the Common Stock (A) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (B) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock at the close of business on such day.

         Each Purchase Contract evidenced hereby may be settled prior to the Stock Purchase Date through Cash Settlement, Early Settlement or Merger Early Settlement, in accordance with the terms of the Purchase Contract Agreement.

         In accordance with the terms of the Purchase Contract Agreement, the Holder of this Stripped Units Certificate shall pay the Purchase Price for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby (i) by effecting a Cash Settlement, Early Settlement or Merger Early Settlement or (ii) by application of payments received in respect of the Pledged Treasury Securities underlying the Stripped Units represented by this Stripped Units Certificate.

         The Company shall not be obligated to issue any shares of Common Stock in respect of a Purchase Contract or deliver any certificates therefor to the Holder unless the Company shall have received payment in full of the aggregate Purchase Price for the shares of Common Stock to be purchased thereunder in the manner herein set forth.

         The Stripped Units Certificates are issuable only in registered form and only in denominations of a single Stripped Unit and any integral multiple thereof. The transfer of any Stripped Units Certificate will be registered and Stripped Units Certificates may be exchanged as provided in the Purchase Contract Agreement. The Stripped Units Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents permitted by the Purchase Contract Agreement. No service charge shall be made for any such registration of transfer or exchange of a Stripped Units Certificate, but the Company and the Agent may require payment from the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Certificates, other than any exchanges not involving any transfer as provided for in the Purchase Contract Agreement. The Holder of a Stripped Unit may substitute for the Pledged Treasury Securities securing its obligations under the related Purchase Contract Notes or the appropriate Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement. From and after such Collateral Substitution, the Unit for which such Pledged Notes, Pledged Treasury Consideration or Pledged Applicable Ownership Interest in the Treasury Portfolio secures the Holder's obligation under the Purchase Contract shall be referred to as a "Normal Unit." A Holder that elects to substitute Notes or the appropriate Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio, as the case may be, for Pledged Treasury Securities, thereby reestablishing Normal Units, shall be responsible for any fees or expenses payable in connection therewith. Except as provided in the Purchase Contract Agreement, for so long as the Purchase Contract underlying a Stripped Unit remains in effect, such Stripped Unit shall not be separable into its constituent parts, and the rights and obligations of the Holder of such Stripped Unit in respect of the Pledged Treasury Security and the Purchase Contract comprising such Stripped Unit may be acquired, and may be transferred and exchanged, only as a Stripped Unit.

         A Holder of Normal Units may establish Stripped Units at any time from and after the date of the Purchase Contract Agreement and on or prior to the second Business Day immediately preceding the Stock Purchase Date by depositing with the Collateral Agent Treasury Securities in exchange for the release of the Pledged Notes or the appropriate Pledged Treasury Consideration or Pledged Applicable Ownership Interest in the Treasury Portfolio, as the case may be, in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement.

         Subject to the next succeeding paragraph, the Company shall pay, on each Payment Date, the Contract Adjustment Payments, if any, payable in respect of each Purchase Contract to the Person in whose name the Stripped Units Certificate (or one or more Predecessor Stripped Units Certificates) evidencing such Purchase Contract is registered on the Stripped Units Register at the close of business on the Record Date next preceding such Payment Date. The Contract Adjustment Payments, if any, will be payable at the Corporate Trust Office or, at the option of the Company, by check mailed to the address of the Person entitled thereto at such Person's address as it appears on the Stripped Units Register or by wire transfer to an account appropriately designated by a prior written notice to such Person.

         The Company shall have the right, at any time prior to the Stock Purchase Date, to defer the payment of any or all of the Contract Adjustment Payments otherwise payable on any Payment Date, but only if the Company shall give the Holders and the Agent written notice of its election to defer each such Contract Adjustment Payments as provided in the Purchase Contract Agreement. Any Contract Adjustment Payments so deferred shall, to the extent permitted by law, accrue additional Contract Adjustment Payments thereon at the rate of ____% per year (computed on the basis of a 360-day year of twelve 30-day months), compounding on each succeeding Payment Date, until paid in full (such deferred installments of Contract Adjustment Payments, if any, together with the additional Contract Adjustment Payments, if any, accrued thereon, are referred to herein as the "Deferred Contract Adjustment Payments"). Deferred Contract Adjustment Payments, if any, shall be due on the next succeeding Payment Date except to the extent that payment is deferred pursuant to the Purchase Contract Agreement. No Contract Adjustment Payments may be deferred to a date that is after the Stock Purchase Date and no such deferral period may end other than on a Payment Date.

         In the event that the Company elects to defer the payment of Contract Adjustment Payments on the Purchase Contracts until a Payment Date prior to the Stock Purchase Date, then all Deferred Contract Adjustment Payments, if any, shall be payable to the registered Holders as of the close of business on the Record Date immediately preceding such Payment Date.

         The Company's obligations with respect to Contract Adjustment Payments (including any accrued or Deferred Contract Adjustment Payments) will be subordinate and junior in right of payment to the Company's obligations under any Senior Indebtedness.

         In the event that the Company elects to defer the payment of Contract Adjustment Payments on the Purchase Contracts until the Stock Purchase Date, the Holder of this Stripped Units Certificate will receive on the Stock Purchase Date in lieu of a cash payment a number of shares of Common Stock (in addition to the number of shares of Common Stock equal to the Settlement Rate) equal to
(i) the aggregate amount of Deferred Contract Adjustment Payments payable to the Holder of this Stripped Units Certificate divided by (ii) the Applicable Market Value.

         In the event the Company exercises its option to defer the payment of Contract Adjustment Payments, then, until the Deferred Contract Adjustment Payments have been paid, the Company shall not, and will not permit any subsidiary of the Company to, declare or pay dividends on, make distributions with respect to, or redeem, purchase or acquire, or make a liquidation payment with respect to, any of the Company's Capital Stock other than (i) purchases, redemptions or acquisitions of shares of the Company's Capital Stock in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of employees, officers, directors or agents or a stock purchase or dividend reinvestment plan, or the satisfaction by the Company of its obligations pursuant to any contract or security outstanding on the date the Company exercises its rights to defer the Contract Adjustment Payments; (ii) as a result of a reclassification of the Company's Capital Stock or the exchange or conversion of one class or series of the Company's Capital Stock for another class or series of the Company's Capital Stock; (iii) the purchase of fractional interests in shares of the Company's Capital Stock pursuant to the conversion or exchange provisions of such Capital Stock or the security being converted or exchanged; (iv) dividends or distributions in any series of the Company's Capital Stock (or rights to acquire Capital Stock) or repurchases, acquisitions or redemptions of the Company's Capital Stock in connection with the issuance or exchange of any series of the Company's Capital Stock (or securities convertible into or exchangeable for shares of the Company's Capital Stock); or (v) redemptions, exchanges or repurchases of any rights outstanding under a shareholder rights plan or the declaration or payment thereunder of a dividend or distribution of or with respect to rights in the future.

         The Purchase Contracts and all obligations and rights of the Company and the Holders thereunder, including, without limitation, the rights of Holders to receive accumulated Contract Adjustment Payments, if any, or any Deferred Contract Adjustment Payments and obligations of the Holders to purchase Common Stock, will immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Agent or the Company, if, on or prior to the Stock Purchase Date, a Termination Event shall have occurred. Upon and after the occurrence of a Termination Event, the Collateral Agent shall release the Pledged Treasury Securities from the Pledge in accordance with the provisions of the Pledge Agreement. Upon the occurrence of a Termination Event, the Company shall promptly but in no event later than two Business Days thereafter give written notice to the Agent, the Collateral Agent and to the Holders, at their addresses as they appear in the Stripped Units Register.

         Upon registration of transfer of this Stripped Units Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee, except as may be required by the Agent pursuant to the Purchase Contract Agreement), under the terms of the Purchase Contract Agreement, the Purchase Contracts evidenced hereby and the Pledge Agreement and the transferor shall be released from the obligations under the Purchase Contract Agreement, the Purchase Contracts evidenced by this Stripped Units Certificate and the Pledge Agreement. The Company covenants and agrees, and the Holder, by its acceptance hereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

         The Holder of this Stripped Units Certificate, by its acceptance hereof, irrevocably authorizes the Agent to enter into and perform the related Purchase Contracts forming part of the Stripped Units evidenced hereby on its behalf as its attorney-in-fact (including the execution of Certificates on behalf of such Holder), agrees to be bound by the terms and provisions thereof, covenants and agrees to perform its obligations under such Purchase Contracts, consents to the provisions of the Purchase Contract Agreement, irrevocably authorizes the Agent to enter into and perform the Pledge Agreement on such Holder's behalf as attorney-in-fact, and consents to and agrees to be bound by the Pledge of the Treasury Securities underlying this Stripped Units Certificate pursuant to the Pledge Agreement. The Holder further covenants and agrees, that, to the extent and in the manner provided in the Purchase Contract Agreement and the Pledge Agreement, but subject to the terms thereof, payments in respect of the Pledged Treasury Securities, to be paid upon settlement of such Holder's obligations to purchase Common Stock under the Purchase Contract, shall be paid on the Stock Purchase Date by the Collateral Agent to the Company in satisfaction of such Holder's obligations under such Purchase Contract and such Holder shall acquire no right, title or interest in such payments. Each Holder of a Stripped Unit, by acceptance thereof, will be deemed expressly to have withheld any consent to the assumption (i.e., affirmance) under Section 365 of the Bankruptcy Code or otherwise, of the Purchase Contract by the Company, its trustee in bankruptcy, any receiver, liquidator or person or entity performing similar functions in the event that the Company becomes a debtor under the Bankruptcy Code or subject to other similar state or federal law providing for reorganization or liquidation.

         Each Holder of any Unit, and each Beneficial Owner thereof, by its acceptance thereof or of its interest therein, further covenants and agrees to treat (i) itself as the owner of the related Notes, Treasury Consideration or Treasury Securities, as the case may be, and (ii) the Notes as indebtedness of the Company, in each case, for United States federal, state and local income and franchise tax purposes.

         Subject to certain exceptions, the provisions of the Purchase Contract Agreement may be amended with the consent of the Holders of a majority of the Purchase Contracts.

         The Purchase Contracts shall for all purposes be governed by and deemed to be a contract under, and construed in accordance with, the laws of the State of New York, without regard to conflicts of laws principles thereof.

         The Company, the Agent and its Affiliates and any agent of the Company or the Agent may treat the Person in whose name this Stripped Units Certificate is registered as the owner of the Stripped Units evidenced hereby for the purpose of receiving Contract Adjustment Payments, if any, and any Deferred Contract Adjustment Payments performance of the Purchase Contracts and for all other purposes whatsoever, whether or not any payments in respect thereof shall be overdue and notwithstanding any notice to the contrary, and neither the Company, the Agent, such Affiliates nor any agent of the Company, the Agent or such Affiliates shall be affected by notice to the contrary.

         Prior to the purchase of shares of Common Stock under each Purchase Contract, such Purchase Contracts shall not entitle the Holder to any of the rights of a holder of shares of Common Stock.

         A copy of the Purchase Contract Agreement is available for inspection at the offices of the Agent.

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM --             as tenants in common

UNIF GIFT MIN ACT --   __________________________Custodian_______________(Minor)

                       under Uniform Gifts to Minors Act_________________(State)

TEN ENT --             as tenants by the entireties

JT TEN --              as joint tenants with right of survivorship and not as
                       tenants in common

Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

       FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
________________________________________________________________________________

________________________________________________________________________________
      (Please insert Social Security or Taxpayer I.D. or other Identifying
                               Number of Assignee)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(Please Print or Type Name and Address Including Postal Zip Code of Assignee)

the within Normal Units Certificates and all rights thereunder, hereby irrevocably constituting and appointing

________________________________________________________________________________
attorney to transfer said Normal Units Certificates on the books of Pinnacle West Capital Corporation with full power of substitution in the premises.

Dated: _________________            ____________________________________________

                                                     Signature

                                    NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Normal Units Certificates in every particular, without alteration or enlargement or any change whatsoever.

Signature Guarantee:
________________________

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                             SETTLEMENT INSTRUCTIONS

         The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon settlement on or after the Stock Purchase Date of the Purchase Contracts underlying the number of Stripped Units evidenced by this Stripped Units Certificate (after taking into account all Units then held by such Holder) be registered in the name of, and delivered, together with a check in payment for any fractional share, to the undersigned at the address indicated below unless a different name and address have been indicated below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated:_____________________                _____________________________________
                                                        Signature

Signature Guarantee:_______________________

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

If shares are to be registered in the                  REGISTERED HOLDER
name of and delivered to a Person
please (i) other than the Holder,
print such Person's name and address
and (ii) provide a guarantee of
your signature:

               PLEASE PRINT NAME AND ADDRESS OF REGISTERED HOLDER:

___________________________________        _____________________________________
               Name                                        Name

___________________________________        _____________________________________

___________________________________        _____________________________________

___________________________________        _____________________________________
              Address                                    Address

________________________________________________________________________________
         Social Security or other Taxpayer Identification Number, if any

                            ELECTION TO SETTLE EARLY

         The undersigned Holder of this Stripped Units Certificate hereby irrevocably exercises the option to effect Early Settlement in accordance with the terms of the Purchase Contract Agreement with respect to the Purchase Contracts underlying the number of Stripped Units evidenced by this Stripped Units Certificate specified below. The option to effect Early Settlement may be exercised only with respect to Purchase Contracts underlying Stripped Units with an aggregate Stated Amount equal to $1,000 or an integral multiple thereof. The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon such Early Settlement (after taking into account all Units then held by such Holder) be registered in the name of, and delivered, together with a check in payment for any fractional share and any Stripped Units Certificate representing any Stripped Units evidenced hereby as to which Early Settlement of the related Purchase Contracts is not effected, to the undersigned at the address indicated below unless a different name and address have been indicated below. Pledged Treasury Securities deliverable upon such Early Settlement will be transferred in accordance with the transfer instructions set forth below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated:_____________________________        _____________________________________
                                                        Signature

Signature Guarantee:_______________

Number of Units evidenced hereby as to which Early Settlement of the related Purchase Contracts is being elected:

If shares of Common Stock or Stripped Units            REGISTERED HOLDER
Certificates are to be registered in the name of and delivered to and Pledged Notes, Pledged Treasury Consideration or Pledged
Applicable Ownership Interest in the
Treasury Portfolio, as the case may be, are to be transferred to a Person other than the Holder, please print such Person's name and address:

               PLEASE PRINT NAME AND ADDRESS OF REGISTERED HOLDER:

___________________________________        _____________________________________
               Name                                        Name

___________________________________        _____________________________________

___________________________________        _____________________________________

___________________________________        _____________________________________
              Address                                    Address

___________________________________        _____________________________________

________________________________________________________________________________
         Social Security or other Taxpayer Identification Number, if any

Transfer instructions for Pledged Notes, Pledged Treasury Consideration or the Pledged Applicable Ownership Interest in the Treasury Portfolio, as the case may be, transferable upon Early Settlement or a Termination Event:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

                    [TO BE ATTACHED TO GLOBAL CERTIFICATES]

            SCHEDULE OF INCREASES OR DECREASES IN GLOBAL CERTIFICATE

The following increases or decreases in this Global Certificate have been made:


                                                                         STATED AMOUNT OF THE
                           AMOUNT OF DECREASE                             GLOBAL CERTIFICATE
                           IN STATED AMOUNT OF   AMOUNT OF INCREASE IN         FOLLOWING            SIGNATURE OF
                               THE GLOBAL         STATED AMOUNT OF THE       SUCH DECREASE      AUTHORIZED OFFICER OF
          DATE                 CERTIFICATE         GLOBAL CERTIFICATE         OR INCREASE               AGENT
------------------------   -------------------   ---------------------   --------------------   ---------------------

------------------------   -------------------   ---------------------   --------------------   ---------------------

------------------------   -------------------   ---------------------   --------------------   ---------------------

------------------------   -------------------   ---------------------   --------------------   ---------------------

------------------------   -------------------   ---------------------   --------------------   ---------------------

------------------------   -------------------   ---------------------   --------------------   ---------------------

------------------------   -------------------   ---------------------   --------------------   ---------------------

------------------------   -------------------   ---------------------   --------------------   ---------------------

------------------------   -------------------   ---------------------   --------------------   ---------------------

------------------------   -------------------   ---------------------   --------------------   ---------------------

------------------------   -------------------   ---------------------   --------------------   ---------------------

------------------------   -------------------   ---------------------   --------------------   ---------------------

------------------------   -------------------   ---------------------   --------------------   ---------------------

------------------------   -------------------   ---------------------   --------------------   ---------------------

------------------------   -------------------   ---------------------   --------------------   ---------------------

------------------------   -------------------   ---------------------   --------------------   ---------------------

                                                                       EXHIBIT C

          INSTRUCTION FROM PURCHASE CONTRACT AGENT TO COLLATERAL AGENT

________________,
  as Collateral Agent
c/o _______________________
___________________________
___________________________
Attention:____________________
Telecopy:_____________________

         Re: Equity Security Units of Pinnacle West Capital Corporation (the "Company")

         We hereby notify you in accordance with Section 4.1 of the Pledge Agreement, dated as of _______________, among the Company, you, as Collateral Agent, Custodial Agent and Securities Intermediary, and us, as Purchase Contract Agent and as attorney-in-fact for the holders of [Normal Units] [Stripped Units] from time to time, that the holder of securities listed below (the Holder) has elected to substitute [$_______ aggregate principal amount of Treasury Securities (CUSIP No. __________)] [$_______ principal amount of Notes or the appropriate Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio, as the case may be,] in exchange for the related [Pledged Notes, Pledged Treasury Consideration or Pledged Applicable Ownership Interest in the Treasury Portfolio, as the case may be [Pledged Treasury Securities (CUSIP No. __________)] held by you in accordance with the Pledge Agreement and has delivered to us a notice stating that the Holder has transferred [Treasury Securities] [Notes or the appropriate Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio, as the case may be,] to you, as Collateral Agent. We hereby instruct you, upon receipt of such [Treasury Securities] [Notes, Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio, as the case may be], and upon the payment by such Holder of any applicable fees, to release the [Pledged Notes, Pledged Treasury Consideration or Pledged Applicable Ownership Interest in the Treasury Portfolio, as the case may be,] [Treasury Securities] related to such [Normal Units] [Stripped Units] to us in accordance with the Holder's instructions.

Date:______________________                   __________________,
                                                 as Collateral Agent

                                              By:_______________________________
                                                 Name:
                                                 Title:

\
Please print name and address of Registered Holder electing to substitute [Treasury Securities] [Notes or Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio, as the case may be,] for the [Pledged Notes, Pledged Treasury Consideration or Pledged Applicable Ownership Interest in the Treasury Portfolio, as the case may be,] [Pledged Treasury Securities]:

_____________________________________         __________________________________
               Name                                        Address

_____________________________________         __________________________________
               Name                                        Address

_____________________________________         __________________________________

_____________________________________         __________________________________

________________________________________________________________________________
         Social Security or other Taxpayer Identification Number, if any

                                                                       EXHIBIT D

                     INSTRUCTION TO PURCHASE CONTRACT AGENT
__________________
__________________
__________________
Attention:_______________
Telecopy:________________

         Re: Equity Security Units of Pinnacle West capital Corporation (the "Company")

         The undersigned Holder hereby notifies you that it has delivered to _______________, as Collateral Agent, Custodial Agent and Securities Intermediary (the "Collateral Agent") [$_________ aggregate principal amount of Treasury Securities] [$_________ principal amount of Notes or the appropriate Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio, as the case may be,] in exchange for the related [Pledged Notes, Pledged Treasury Consideration or Pledged Applicable Ownership Interest in the Treasury Portfolio, as the case may be,] [Pledged Treasury Securities] held by the Collateral Agent, in accordance with Section 4.1 of the Pledge Agreement, dated as of _______________ (the "Pledge Agreement"), among you, the Company and the Collateral Agent. The undersigned Holder has paid the Collateral Agent all applicable fees relating to such exchange. The undersigned Holder hereby instructs you to instruct the Collateral Agent to release to you on behalf of the undersigned Holder the [Pledged Notes, Pledged Treasury Consideration or Pledged Applicable Ownership Interest in the Treasury Portfolio, as the case may be,] [Pledged Treasury Securities] related to such [Normal Units] [Stripped Units].

Date:______________________                   By:_______________________________
                                                 Name:
                                                 Title:
Signature Guarantee:__________________________

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Please print name and address of Registered Holder:

Name_____________________________             Social Security or other Taxpayer
                                              Identification Number, if any
Address__________________________

_________________________________             __________________________________

_________________________________

                                                                       EXHIBIT E

                        NOTICE TO SETTLE BY SEPARATE CASH
____________________
____________________
____________________
Attention:_______________
Telecopy:________________

         Re: Equity Security Units of Pinnacle West Capital Corporation (the "Company")

                  The undersigned Holder hereby irrevocably notifies you in accordance with Section 5.4 of the Purchase Contract Agreement, dated as of _______________ among the Company, yourselves, as Purchase Contract Agent, Attorney-in-Fact and Trustee for the Holders of the Purchase Contracts, that such Holder has elected to pay to the Collateral Agent, on or prior to 11:00 a.m. New York City time, on the Business Day immediately preceding the Stock Purchase Date, (in lawful money of the United States by certified or cashiers check or wire transfer, in each case in immediately available funds), $_________ as the Purchase Price for the shares of Common Stock issuable to such Holder by the Company under the related Purchase Contract on the Stock Purchase Date. The undersigned Holder hereby instructs you to notify promptly the Collateral Agent of the undersigned Holder's election to make such cash settlement with respect to the Purchase Contracts related to such Holder's [Normal Units].

Date:______________________                   By:_______________________________
                                                 Name:
                                                 Title:
Signature Guarantee:__________________________

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Please print name and address of Registered Holder:

Name_____________________________             Social Security or other Taxpayer
                                              Identification Number, if any
Address__________________________

_________________________________             __________________________________

_________________________________

                                      E-1